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                                                                    EXHIBIT 10.3


                           LOAN AND SECURITY AGREEMENT



Agreement No.  __________                           Dated as of October 27, 1999

                                     between
                           MMC/GATX PARTNERSHIP NO. 1

                                    as Lender

                                       and
                               DIGIRAD CORPORATION
                             a Delaware corporation
                                9350 Trade Place
                               San Diego, CA 92121
                                   as Borrower

                            CREDIT AMOUNT: $3,000,000

Repayment Period:                                36 months

Treasury Note Maturity:                          36 months

Loan Margin:                                     750 basis points

Commitment Termination Dates:                    November 1, 1999 (First Loan)
                                                 June 30, 2000 (Second Loan)

         The defined terms and information set forth on this cover page are a part of the LOAN AND SECURITY AGREEMENT, dated as of the date first written above (this "Agreement"), entered into by and between MMC/GATX PARTNERSHIP NO. I ("Lender") and the borrower ("Borrower") set forth above. The terms and conditions of this Agreement agreed to between Lender and Borrower are as follows:


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                                    ARTICLE I
                                 INTERPRETATION

         1.01 CERTAIN DEFINITIONS. Unless otherwise indicated in this Agreement or any other Operative Document, the following terms, when used in this Agreement or any other Operative Document, shall have the following respective meanings:

         "APPLICABLE PREMIUM" shall mean an amount equal to: (i) 4% of the amount being prepaid or accelerated more than twelve (12) months after, but on or before twenty-four (24) months after the first Payment Date, or (ii) 3% of the amount being prepaid or accelerated more than twenty-four (24) months after the first Payment Date; PROVIDED THAT if an Event of Default occurs within twelve (12) months of the first Payment Date (other than an Event of Default specified in Section 9.01 h, i, j, k or l), the Applicable Premium shall be 4% of the amount being prepaid or accelerated.

         "BORROWER'S HOME STATE" shall mean California, the state in which Borrower's principal place of business is located.

         "BROKER" shall mean Priority Capital.

         "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or public holiday under the laws of California or Borrower's Home State or other day on which banking institutions are authorized or obligated to close in California or Borrower's Home State.

         "CLAIM" has the meaning given to that term in SECTION 10.03.

         "COLLATERAL" has the meaning given to that term in SECTION 5.01.

         "COMMITMENT FEE" has the meaning given to that term in SECTION 2.04.

         "COMMITMENT TERMINATION DATES" shall mean (a) with respect to the First Loan, November 1, 1999, and (b) with respect to the Second Loan, June 30, 2000, which are the dates specified on the cover page of this Agreement.

         "CREDIT AMOUNT" shall mean the maximum aggregate amount of the Loans under this Agreement (if the conditions specified in Schedule 3 are satisfied), which amount is set forth following such term on the cover page of this Agreement.

         "DEFAULT" shall mean any event which with the passing of time or the giving of notice or both would become an Event of Default hereunder.

         "DEFAULT RATE" shall mean the per annum rate of interest equal to the higher of (i) 18% or (ii) the Prime Rate plus 6%, but such rate shall in no event be more than the highest rate permitted by applicable law.


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         "DISCLOSURE SCHEDULE" has the meaning set forth in the definition of the term "Permitted Liens."

         "ENVIRONMENTAL LAW" shall mean the Resource Conservation and Recovery Act of 1987, the Comprehensive Environmental Response, Compensation and Liability Act, and any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree (in each case having the force of law) regulating or imposing liability or standards of conduct concerning any Hazardous Material, as now or at any time hereafter in effect.

         "EQUIPMENT" has the meaning given to that term in SECTION 5.01.

         "EQUIPMENT COLLATERAL" has the meaning given to that term in SECTION 5.01.

         "EQUIPMENT LIST" has the meaning given to that term in SECTION 5.04.

         "EQUIPMENT LOANS" has the meaning given to that term in SECTION 2.02.

         "EQUITY SECURITIES" of any Person shall mean (a) all common stock, preferred stock, participations, shares, partnership interests or other equity interests in and of such Person (regardless of how designated and whether or not voting or non-voting) and (b) all warrants, options and other rights to acquire any of the foregoing.

         "EVENT OF DEFAULT" has the meaning given to that term in SECTION 9.01.

         "FUNDING DATE" shall mean a date on which a Loan is made to or on account of Borrower under this Agreement; provided that the Funding Date for the Second Loan shall be on or after March 31, 2000.

         "GAAP" shall mean generally accepted accounting principles and practices as in effect in the United States of America from time to time, consistently applied.

         "HAZARDOUS MATERIAL" means any hazardous, dangerous or toxic constituent material, pollutant, waste or other substance, whether solid, liquid or gaseous, which is regulated by any federal, state or local governmental authority.

         "INDEBTEDNESS" shall mean, with respect to Borrower or any Subsidiary, the aggregate amount of, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person to pay the deferred purchase price of property or services (excluding trade payables aged less than 180 days), (d) all capital lease obligations of such Person, (e) all obligations or liabilities of others secured by a lien on any asset of such Person, whether or not such obligation or liability is assumed, (f) all obligations or liabilities of others guaranteed by such Person; and (g) any other obligations or liabilities which are required by GAAP to be shown as debt on the balance sheet of such Person. Unless otherwise indicated, the term "INDEBTEDNESS" shall include all Indebtedness of Borrower and the Subsidiaries.


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         "INTELLECTUAL PROPERTY" shall mean all of Borrower's right, title and interest in and to patents, patent rights (and applications and registrations therefor), trademarks and service marks (and applications and registrations therefor), inventions, copyrights, mask works (and applications and registrations therefor), trade names, trade styles, software and computer programs, trade secrets, methods, processes, know how, drawings, specifications, descriptions, and all memoranda, notes, and records with respect to any research and development, all whether now owned or subsequently acquired or developed by Borrower and whether in tangible or intangible form or contained on magnetic media readable by machine together with all such magnetic media.

         "INVESTMENT" shall mean the purchase or acquisition of any capital stock, equity interest, or any obligations or other securities of, or any interest in, any Person, or the extension of any advance, loan, extension of credit or capital contribution to, or any other investment in, any Person.

         "LIEN" shall mean any pledge, bailment, lease, mortgage, hypothecation, conditional sales and title retention agreements, charge, claim, encumbrance or other lien in favor of any Person.

         "LOAN" means a loan advanced by Lender to Borrower under this Agreement.

         "LOAN MARGIN" shall mean the number of basis points set forth following such term on the cover page of this Agreement.

         "LOAN RATE" shall mean, with respect to each Loan, the per annum rate of interest (based on a year of twelve 30-day months) equal to the sum of (a) the U.S. Treasury note rate of a term equal to the Treasury Note Maturity as quoted in THE WALL STREET JOURNAL on the date the Note with respect to each Loan is prepared, plus (b) the Loan Margin.

         "NOTE" shall mean one of the secured promissory notes of Borrower substantially in the form of EXHIBIT A.

         "OBLIGATIONS" has the meaning given to that term in SECTION 5.01.

         "OPERATIVE DOCUMENTS" shall mean this Agreement, the Notes and the Warrants and all other documents, instruments and agreements executed and delivered in connection herewith or therewith or in respect of the closing of the transactions contemplated hereby or thereby.

         "PAYMENT DATE" has the meaning given to that term in the applicable
Note.

         "PERMITTED INDEBTEDNESS" shall mean and include:

                  (a)      Indebtedness of Borrower to Lender;

                  (b) Indebtedness of Borrower secured by Liens permitted under clause (e) of the definition of Permitted Liens;


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                  (c)      Indebtedness arising from the endorsement of
                           instruments in the ordinary course of business;

                  (d) Indebtedness existing on the date hereof and set forth on the Disclosure Schedule;

                  (e) Indebtedness consisting of a revolving credit facility in an aggregate principal amount not exceeding the lesser of: (1) $2,500,000, or (2) a borrowing base calculated as a percentage (not exceeding 100%) of qualified accounts receivable plus eligible inventory; and

                  (f)      Subordinated Indebtedness.

         "PERMITTED INVESTMENTS" shall mean and include:

                  (a) Deposits with commercial banks organized under the laws of the United States or a state thereof to the extent such deposits are fully insured by the Federal Deposit Insurance Corporation;

                  (b) Investments in marketable obligations issued or fully guaranteed by the United States and maturing not more than one (1) year from the date of issuance; and

                  (c) Investments in open market commercial paper rated at least "Al" or "P1" or higher by a national credit rating agency and maturing not more than one (1) year from the creation thereof.

                  (d) Investments pursuant to or arising under currency agreements or interest rate agreements entered into in the ordinary course of business;

                  (e) Investments consisting of deposit accounts of Borrower in which Lender has a perfected security interest; and

                  (f) Other Investments aggregating not in excess of Two Hundred Fifty Thousand Dollars ($250,000) at any time.

         "PERMITTED LIENS" shall mean (a) the Lien created by this Agreement,
(b) Liens for fees, taxes, levies, imposts, duties or other governmental charges of any kind which are not yet delinquent or which are being contested in good faith by appropriate proceedings which suspend the collection thereof (PROVIDED, HOWEVER, that such proceedings do not involve any substantial danger of the sale, forfeiture or loss of any item of equipment and that Borrower has adequately bonded such Lien or reserves sufficient to discharge such Lien have been provided on the books of Borrower), (c) Liens identified on the disclosure schedule attached hereto as SCHEDULE 2 ("DISCLOSURE SCHEDULE"), (d) Liens to secure payment of worker's compensation, employment insurance, old age pensions or other social security obligations of Borrower in the ordinary


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course of business of Borrower, (e) Liens upon any equipment or other personal property acquired by Borrower more than eighteen (18) months after the date hereof to secure (i) the purchase price of such equipment or other personal property or (ii) lease obligations or indebtedness incurred solely for the purpose of financing the acquisition of such equipment or other personal property; PROVIDED that (A) such Liens are confined solely to the equipment or other personal property so acquired and the amount secured does not exceed the acquisition price thereof, and (B) no such Lien shall be created, incurred, assumed or suffered to exist in favor of Borrower's officers, directors or shareholders holding five percent (5%) or more of Borrower's Equity Securities,
(f) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings; and (g) non-exclusive licenses of Intellectual Property entered into in the ordinary course of business and non-exclusive licenses or similar arrangements entered into in connection with joint ventures and corporate collaborations; and (h) Liens securing Indebtedness permitted under clause (e) of the definition of Permitted Indebtedness.

         "PERSON" shall mean and include an individual, a partnership, a corporation, a business trust, a joint stock company, a limited liability company, an unincorporated association or other entity and any domestic or foreign national, state or local government, any political subdivision thereof, and any department, agency, authority or bureau of any of the foregoing.

         "PRIME RATE" shall mean the interest rate per annum specified in the "Money Rates" column of THE WALL STREET JOURNAL, but such rate shall in no event be more than the highest interest rate permitted by applicable law.

         "SUBORDINATED INDEBTEDNESS" shall mean Indebtedness subordinated to the Obligations on terms and conditions acceptable to Lender in its sole discretion.

         "SUBSIDIARY" shall mean any corporation of which a majority of the outstanding capital stock entitled to vote for the election of directors (otherwise than as the result of a default) is owned by Borrower directly or indirectly through Subsidiaries.

         "TERM" shall mean the period from and after the date hereof until the payment or satisfaction in full of all Obligations under this Agreement and the other Operative Documents.

         "THIRD PARTY EQUIPMENT" has the meaning given that term in SECTION
5.05.

         "TREASURY NOTE MATURITY" shall mean the period of months set forth following such term on the cover page of this Agreement.

         "WARRANTS" shall mean separate warrants to be issued at the direction of Lender to purchase securities of Borrower substantially in the form of EXHIBIT B.

         1.02. HEADINGS. Headings in this Agreement and each of the other Operative Documents are for convenience of reference only and are not part of the substance hereof or thereof.


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         1.03.    PLURAL TERMS. All terms defined in this Agreement or any other
Operative Document in the singular form shall have comparable meanings when used in the plural form and VICE VERSA.

         1.04. CONSTRUCTION. This Agreement is the result of negotiations among, and has been reviewed by, Borrower and Lender and their respective counsel. Accordingly, this Agreement shall be deemed to be the product of all parties hereto, and no ambiguity shall be construed in favor of or against Borrower or Lender.

         1.05. ENTIRE AGREEMENT. This Agreement, together with the terms set forth in each of the other Operative Documents, taken together, constitute and, contain the entire agreement of Borrower and Lender and, with regard to their respective subject matters, supersede any and all prior agreements, term sheets, negotiations, correspondence, understandings and communications among the parties, whether written or oral, with respect to their respective subject matters. Borrower acknowledges that it is not relying on any representation or agreement made by Lender or any employee, agent or attorney of Lender, other than the specific agreements set forth in this Agreement and the Operative Documents.

         1.06. OTHER INTERPRETIVE PROVISIONS. References in this Agreement to "Articles," "Sections," "Exhibits," "Schedules" and "Annexes" are to articles, sections, exhibits, schedules and annexes herein and hereto unless otherwise indicated. References in this Agreement and each of the other Operative Documents to any document, instrument or agreement shall include (a) all exhibits, schedules, annexes and other attachments thereto, (b) all documents, instruments or agreements issued or executed in replacement thereof, and (c) such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement or any other Operative Document shall refer to this Agreement or such other Operative Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Operative Document, as the case may be. The words "include" and "including" and words of similar import when used in this Agreement or any other Operative Document shall not be construed to be limiting or exclusive. Unless otherwise indicated in this Agreement or any other Operative Document, all accounting terms used in this Agreement or any other Operative Document shall be construed, and all accounting and financial computations hereunder or thereunder shall be computed, in accordance with GAAP.

                                   ARTICLE II
                                   THE CREDIT

         2.01.    Credit Facility.

                  (a) THE CREDIT AMOUNT. Subject to the terms and conditions of this Agreement and relying upon the representations and warranties herein set forth as and when made or deemed to be made, Lender agrees to lend to Borrower a maximum of two Loans (respectively, the "First Loan" and the "Second Loan") in an aggregate amount not to exceed the


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Credit Amount. The First Loan shall be in the amount of Two Million Dollars
($2,000,000) and the Second Loan shall be in the amount of One Million Dollars ($1,000,000). The Loans may be prepaid only as set forth in SECTION 2.01(d).

                  (b) INTEREST RATES. Borrower shall pay interest on the unpaid principal amount of each Loan from the date of such Loan until such Loan is paid in full, at a per annum rate of interest equal to the Loan Rate for such Loan determined in accordance with the definition of Loan Rate. The Loan Rate applicable to a Loan shall not be subject to change in the absence of manifest error. All computations of interest on a Loan shall be based on a year of twelve 30-day months. If Borrower pays interest on a Loan which is determined to be in excess of the then legal maximum rate, then that portion of each interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of such Loan.

                  (c) PAYMENTS OF PRINCIPAL AND INTEREST. If a Funding Date is not the first day of the month, Borrower shall make an interest only payment on the first Payment Date specified in Lender's Note and thirty-six (36) equal monthly payments of principal plus accrued interest on the outstanding principal amount of such Loan commencing on the first Payment Date as set forth in Lender's Note.

                  (d) OPTIONAL PREPAYMENT WITH PREMIUM. Borrower may not prepay any Loan within twelve (12) months of its first Payment Date; thereafter, upon ten (10) Business Days' prior written notice to Lender, Borrower may, at its option, at any time, prepay all, and not less than all, of a Loan in full at a prepayment price equal to the principal amount of the Loan, plus interest accrued on the Loan through and including the date of such prepayment, plus a premium on the Loan equal to the Applicable Premium. If an Event of Default occurs and is continuing (other than an Event of Default specified in Section
9.01 h, i, j, k or 1, in which case no Applicable Premium is due and payable), and Lender exercises its right under Section 9.02 to accelerate the Loans or the Loans are automatically accelerated, Borrower expressly agrees that the amount then due and payable shall include the Applicable Premium as of the date of such acceleration.

         2.02.    USE OF PROCEEDS; THE LOAN AND THE NOTES; DISBURSEMENT.

                  (a) USE OF PROCEEDS. The proceeds of the Loans shall be used solely for: (1) working capital, or (2) general corporate purposes of Borrower, or (3) purchase of, or reimbursement to Borrower of the acquisition costs of Equipment ("EQUIPMENT LOANS"), or (4) any combination of the foregoing.

                  (b) THE LOANS AND THE NOTES. The obligation of Borrower to repay the unpaid principal amount of and interest on each Loan shall be evidenced by a Note issued to Lender and Lender is authorized to endorse on a grid annexed to its Note appropriate notations regarding payments made on the Note; PROVIDED, HOWEVER, that the failure to make, or an error in making, any such notation shall not limit or otherwise affect the obligations of Borrower hereunder or thereunder.


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                  (c)      DISBURSEMENT. Lender shall disburse its Loans by wire
transfer to Borrower unless otherwise directed in writing by Borrower.

                  (d) TERMINATION OF COMMITMENT TO LEND. Notwithstanding anything to the contrary in the Operative Documents, Lender's obligations to advance the Loans hereunder shall terminate on the earliest of (i) the occurrence of any Event of Default hereunder and (ii) the respective Commitment Termination Dates.

         2.03.    OTHER PAYMENT TERMS.

                  (a) PLACE AND MANNER. Borrower shall make all payments due to Lender in lawful money of the United States, in immediately available funds, at the address for payments and in the manner specified in SECTION 10.05(B).

                  (b) DATE. Whenever any payment due hereunder shall fall due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

                  (c) DEFAULT RATE. If either (i) any amounts required to be paid by Borrower under this Agreement or the other Operative Documents (including principal or interest payable on the Loan, any fees or other amounts) remain unpaid after such amounts are due, or (ii) an Event of Default has occurred and is continuing, Borrower shall pay interest on the outstanding principal balance hereunder from the date due or from the date of the Event of Default, as applicable, until such past due amounts are paid in full or until all Events of Defaults are cured, as applicable, at a per annum rate equal to the Default Rate, such rate to change from time to time as the Prime Rate shall change. All computations of such interest at the Default Rate shall be based on a year of 360 days and twelve 30-day months.

                  (d) FACILITY FEE; COMMITMENT FEE. Upon the execution and delivery of this Agreement, Borrower agrees to pay to Lender a facility fee ("FACILITY FEE") of $25,000 as follows: (i) Borrower has paid a commitment fee in the aggregate amount of $20,000 (the "COMMITMENT FEE"); Twenty Thousand Dollars ($20,000) of the Commitment Fee shall be applied towards the Facility Fee, and (ii) Borrower shall pay to Lender Five Thousand Dollars ($5,000) concurrently with Borrower's execution and delivery of this Agreement. Borrower agrees to pay to Lender within thirty (30) days of invoice Lender's expenses in connection with due diligence or the negotiation, documentation (including without limitation, filing fees related thereto) and funding of the Loans, up to a maximum of Five Thousand Dollars ($5,000); provided that if the First Loan is funded after invoice but before payment, Lender may deduct the invoiced amount from the First Loan proceeds.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         3.01. REPRESENTATIONS AND WARRANTIES. Except as set forth in the Disclosure Schedule, Borrower makes the following representations and warranties to Lender as of the date hereof and again on the Funding Date:


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                  (a)      ORGANIZATION AND QUALIFICATION. Borrower is a
corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and is duly qualified to do business in Borrower's Home State. Borrower has no Subsidiaries.

                  (b) AUTHORITY. Borrower has all necessary corporate power, authority and legal right and has obtained all approvals and consents and has given all notices necessary to execute and deliver this Agreement and the other Operative Documents and to perform the terms hereof and thereof. Borrower has all requisite corporate power and authority to own and operate its properties and to carry on its businesses as now conducted.

                  (c) CONFLICT WITH OTHER INSTRUMENTS ETC. Neither the execution and delivery of any Operative Document to which Borrower is a panty nor the consummation of the transactions therein contemplated nor compliance with the terms, conditions and provisions thereof will conflict with or result in a breach of any of the terms, conditions or provisions of the charter or the bylaws of Borrower or, to its knowledge, any law or any regulation, order, writ, injunction or decree of any court or governmental instrumentality or any material agreement or instrument to which Borrower is a party or by which it or any of its properties is bound or to which it or any of its properties is subject, or constitute a default thereunder or result in the creation or imposition of any Lien, other than Permitted Liens.

                  (d) PROPERTIES. Borrower has good and marketable title to the Collateral, free and clear of all Liens, other than Permitted Liens. Borrower has good title and ownership of, or is licensed under, all of Borrower 5 current Intellectual Property, with no known infringement of the rights of others. Borrower has not received any communications alleging that Borrower has violated, or by conducting its business as proposed, would violate any proprietary rights of any other Person. Borrower has no knowledge of any infringement or violation by it of the intellectual property rights of any third party and has no knowledge of any violation or infringement by a third party of any of its Intellectual Property. The Collateral and the Intellectual Property constitute substantially all of the assets and property of Borrower.

                  (e) AUTHORIZATION, GOVERNMENTAL APPROVALS, ETC. The execution and delivery by Borrower of each Operative Document, the granting of the security interest in the Collateral, the issuance of the Warrants, the issuance of the securities into which the Warrants are exercisable, the issuance of any securities into which the securities issuable upon exercise of the Warrants are convertible, and the performance of the obligations herein and therein contemplated have each been duly authorized by all necessary action on the part of Borrower. No authorization, consent, approval, license or exemption of, and no registration, qualification, designation, declaration or filing with, or notice to, any Person is, was or will be necessary to (i) the valid execution and delivery of any Operative Document to which Borrower is a party, (ii) the performance of Borrower's obligations under any Operative Document, or (iii) the granting of the security interest in the Collateral, except for filings in connection with the perfection of the security interest in any of the Collateral or the issuance of the Warrants. The Operative Documents have been or will be duly executed and delivered and constitute or will constitute legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency

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or other similar laws of general application relating to or affecting the enforcement of creditors' rights or by general principles of equity.

                  (f) LITIGATION. There are no actions, suits, proceedings or investigations pending or, to the knowledge of Borrower, threatened against or affecting Borrower, or the business or any property or asset owned by it, before any court or governmental department, agency or instrumentality which, if adversely determined, could reasonably be expected to have a material adverse effect on the financial condition, business or operations of Borrower.

                  (g) SECURITY INTEREST. Assuming the proper filing of one or more financing statement(s) identifying the Collateral with the proper state and/or local authorities, the security interests in the Collateral granted to Lender pursuant to this Agreement (i) constitute and will continue to constitute first priority security interests (except to the extent any other Permitted Lien may create any priority to Lender's Lien under this Agreement) and (ii) are and will continue to be superior and prior to the rights in the Collateral of all other creditors of Borrower (except to the extent of such Permitted Liens). Except as set forth in the Disclosure Schedule, Borrower does not own any right, title or interest in or to any real property (other than leasehold interests), motor vehicles, promissory notes or other property (excluding Intellectual Property) with respect to which a security interest must be perfected by a method other than the filing of a UCC-1 financing statement.

                  (h) EXECUTIVE OFFICES. The principal place of business and chief executive office of Borrower, and the office where Borrower will keep all records and files regarding the Collateral, is set forth on the cover page of this Agreement.

                  (i) SOLVENCY, ETC. Borrower is Solvent (as defined below) and, after the execution and delivery of the Operative Documents and the consummation of the transactions contemplated thereby, Borrower will be Solvent. "SOLVENT" shall mean, with respect to any Person on any date, that on such date
(a) the fair value of the property of such Person is greater than the fair value of the liabilities (including, without limitation, contingent liabilities) of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital.

                  (j) CATASTROPHIC EVENTS; LABOR DISPUTES. None of Borrower or its properties is or has been affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or other casualty that could reasonably be expected to have a material adverse effect on the financial condition, business or operations of Borrower. There are no disputes presently subject to grievance procedure, arbitration or litigation under any of the collective bargaining agreements, employment contracts or employee welfare or incentive plans to which Borrower is a party, and there are no strikes, lockouts, work stoppages or slowdowns, or, to the acknowledge of Borrower, jurisdictional disputes or organizing activity

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occurring or threatened which could reasonably be expected to have a material adverse effect on the financial condition, business or operations of Borrower.

                  (k) NO MATERIAL ADVERSE EFFECT. No event has occurred and no condition exists which could reasonably be expected to have a material adverse effect on the financial condition, business or operations of Borrower since December 31, 1998, the date of Borrower's last audited financial statements.

                  (1) ACCURACY OF INFORMATION FURNISHED. None of the Operative Documents and none of the other certificates, statements or information furnished to Lender by or on behalf of Borrower in connection with the Operative Documents or the transactions contemplated thereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Lender recognizes that all financial projections furnished to Lender by or on behalf of Borrower in connection with the Operative Documents or the transactions contemplated thereby are not to be viewed as facts and that actual results during the period or periods covered by such projections may differ from the projected or forecasted results.

                  (m)      CERTAIN AGREEMENTS OF OFFICERS, EMPLOYEES AND
                           CONSULTANTS.

                           (i)      To the  knowledge of Borrower,  no officer,
employee or consultant of Borrower is, or is now expected to be, in violation of any term of any employment contract, proprietary information agreement, nondisclosure agreement, noncompetition agreement, or any other material contract or agreement or any restrictive covenant relating to the right of any such officer, employee or consultant to be employed by Borrower because of the nature of the business conducted or to be conducted by Borrower or relating to the use of trade secrets or proprietary information of others, and to Borrower's knowledge, the continued employment of Borrower's officers, employees and consultants does not subject Borrower to any material liability for any claim or claims arising out of or in connection with any such contract, agreement, or covenant.

                           (ii)     To the knowledge of Borrower, no officers of
Borrower, and no employee or consultant of Borrower whose termination, either individually or in the aggregate, could reasonably be expected to have a material adverse effect on the financial condition, business or operations of Borrower, has any present intention of terminating his or her employment or consulting relationship with Borrower.

                                   ARTICLE IV
                             REPORTING REQUIREMENTS

         4.01.    FURNISHING REPORTS.  Borrower shall furnish to Lender:

                  (a) FINANCIAL STATEMENTS. So long as Borrower is not subject to the reporting requirements of Section 12 or Section 15 of the Securities and Exchange Act of 1934, as amended, promptly as they are available, unaudited monthly and audited annual financial statements of Borrower and such other financial information as Lender may reasonably request from time to time. From and after such time as Borrower becomes a publicly reporting company, promptly as they are available and in any event: (i) at the time of filing of Borrower's Form 10-K with the Securities and Exchange Commission after the end of each fiscal year of Borrower, the financial statements of Borrower filed with such Form 10-K; and (ii) at the time of filing of Borrower's Form 10-Q with the Securities and Exchange Commission after the end of each of the first three fiscal quarters of Borrower, the financial statements of Borrower filed with such Form 10-Q.

                  (b) NOTICE OF DEFAULTS. As soon as possible, and in any event within five (5) Business Days after the discovery of a Default or Event of Default provide Lender with an officer's certificate of Borrower setting forth the facts relating to or giving rise to such Default or Event of Default and the action which Borrower proposes to take with respect thereto.

                  (c) MISCELLANEOUS. Such other information as Lender may reasonably request from time to time.

                                    ARTICLE V
                           GRANT OF SECURITY INTEREST
                     GENERAL PROVISIONS CONCERNING SECURITY

         5.01. GRANT OF SECURITY INTEREST. Borrower, in order to secure the payment of the principal and interest with respect to the Loans made pursuant to this Agreement, all other sums due under and in respect hereof and of the other Operative Documents, including fees, charges, expenses and attorneys' fees and costs and the performance and observance by Borrower of all other terms, conditions, covenants and agreements herein and in the other Operative Documents (all such amounts and obligations being herein sometimes called the "OBLIGATIONS"), does hereby grant to Lender and its successors and assigns, a security interest in and to the following property (collectively, the "COLLATERAL"): All right, title, interest, claims and demands of Borrower in and to:

                  (a) All goods and equipment now owned or hereafter acquired, including, without limitation, all laboratory equipment, computer equipment, office equipment, machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

                  (b) All inventory now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Borrower's books relating to any of the foregoing;

                  (c) All contract rights and general intangibles (except to the extent included within the definition of Intellectual Property), now owned or hereafter acquired, including, without limitation, goodwill, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer disks, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

                  (d) All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower (subject, in each case, to the contractual rights of third parties to require funds received by Borrower to be expended in a particular manner), whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower's books relating to any of the foregoing;

                  (e) All documents, cash, deposit accounts, letters of credit, certificates of deposit, instruments, chattel paper and investment property, including, without limitation, all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodity contracts and commodity accounts, and all financial assets held in any securities account or otherwise, wherever located, now owned or hereafter acquired and Borrowers books relating to the foregoing; and

                  (f) Any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof, including, without limitation, insurance, condemnation, requisition or similar payments and proceeds of the sale or licensing of Intellectual Property to the extent such proceeds no longer constitute Intellectual Property; but

                  (g)      EXCLUDING, all Intellectual Property; and

                  (h) Any and all of the following equipment collateral (collectively, "EQUIPMENT COLLATERAL"):

                           All right, title, interest, claims and demands of
                  Borrower in and to each and every item of equipment, fixtures or personal property, whether now owned or hereafter acquired, together with all substitutions, renewals or replacements of and additions, improvements, accessions, replacement parts and accumulations to any and all of such equipment, fixtures or personal property (collectively, the "EQUIPMENT"), together with all proceeds thereof, including, without limitation, insurance, condemnation, requisition or similar payments, and all proceeds from sales, renewals, releases or other dispositions thereof, which is financed with or is designated as collateral for the Obligations on and after the date of this Agreement by designating such equipment, fixtures and personal property on a UCC financing statement listing Borrower as "debtor" and Lender as "secured party."

         5.02. DURATION OF SECURITY INTEREST. Lender's security interest in the Collateral shall continue until the payment in full and the satisfaction of all Obligations, whereupon such security interest shall terminate. Lender, upon payment in full and the satisfaction of the Obligations, shall execute such further documents and take such further actions as may be necessary to effect the release and/or termination contemplated by this SECTION 5.02, including duly executing and delivering termination statements for filing in all relevant jurisdictions.

         5.03. POSSESSION AND LOCATION OF COLLATERAL. The Collateral is and shall remain in the possession of Borrower at Borrower's address stated on the cover page of this Agreement. So long as no Event of Default has occurred and is continuing, Borrower shall remain in full possession, enjoyment and control of the Collateral (except only as may be otherwise required by Lender for perfection of its security interest therein) and to manage, operate and use the same and each part thereof with the rights and franchises appertaining thereto; PROVIDED, HOWEVER, that the possession, enjoyment, control and use of the Collateral shall at all times be subject to the observance and performance of the terms of this Agreement.

         5.04. EQUIPMENT COLLATERAL. On or prior to its execution and delivery of this Agreement, Borrower shall provide Lender with a listing, in detail to Lender's satisfaction, of all of Borrower's equipment, fixtures and personal property (collectively, an "Equipment List"), which, at Lender's option, shall be attached as an exhibit to a UCC financing statement filed by Lender naming Borrower as "debtor" and Lender as "secured party." Within thirty days after the end of every quarter after the date hereof, Borrower shall provide Lender with an Equipment List of equipment, fixtures and personal property acquired by Borrower during such quarter (which may exclude Third Party Equipment), and such Equipment List shall, at Lender's option, be attached as an exhibit to a UCC financing statement filed by Lender naming Borrower as "debtor" and Lender as "secured party." Borrower agrees to execute and deliver to Lender any and all such financing statements to Lender.

         5.05. LIEN SUBORDINATION. Lender agrees that the Liens granted to it hereunder (except for Liens in Equipment Collateral) shall be subordinate to the Liens granted in connection with Indebtedness permitted by clause (e) of the definition of Permitted Indebtedness. Lender agrees to enter into a subordination agreement with the lender of the Indebtedness permitted by clause
(e) of the definition of Permitted Indebtedness substantially in the form of EXHIBIT D and to negotiate in good faith any changes thereto as long as they are acceptable to Lender. Lender agrees that the Liens granted to it hereunder in Third Party Equipment shall be subordinate to the Liens of future lenders providing equipment financing and equipment lessors for equipment and other personal property acquired by Borrower more than eighteen (18) months after the date hereof ("THIRD PARTY EQUIPMENT"); PROVIDED, that, in the case of equipment financings and leasing such Liens are confined solely to the equipment so financed and the proceeds thereof. Notwithstanding the foregoing, the Obligations hereunder shall not be subordinate in right of payment to any obligations to other lenders, equipment lenders or equipment lessors and Lender's rights and remedies hereunder shall not in any way be subordinate to the rights and remedies of any such lender or equipment lessors. Lender agrees to execute and deliver such agreements and documents as may be reasonably requested by Borrower from time to time which set forth the lien subordination described in this SECTION 5.05 and are reasonably acceptable to Lender. Lender shall have no obligation to execute any agreement or document which would impose obligations, restrictions or lien priority on Lender which are less favorable to Lender than those described in this SECTION 5.05.

                                   ARTICLE VI
                              AFFIRMATIVE COVENANTS

         6.01.    AFFIRMATIVE COVENANTS.

                  (a) PAYMENT OF TAXES ETC. Borrower shall pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a Lien upon any of its properties; PROVIDED that there shall be no requirement to pay any such tax, assessment, charge, levy or claim
(i) which is being contested in good faith and by appropriate proceedings or which presents no risk of seizure, forfeiture, levy or other event which could jeopardize any Collateral or (ii) for which payment in full is bonded or reserved in Borrower's financial statements.

                  (b) INSPECTION RIGHTS. Borrower shall, at any reasonable time and from time to time, permit Lender or any of its agents or representatives to inspect the Collateral, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, Borrower and to discuss the affairs, finances and accounts of Borrower with any of its officers or directors relating in each case to Lender's capacity as lender and secured party hereunder and with respect to the Collateral.

                  (c) MAINTENANCE OF EQUIPMENT AND SIMILAR ASSETS. Borrower shall keep and maintain all items of equipment and other similar types of personal property that form any significant portion or portions of the Collateral in good operating condition and repair and shall make all necessary replacements thereof and renewals thereto so that the value and operating efficiency thereof shall at all times be maintained and preserved. Borrower shall not permit any such material item of Collateral to become a fixture to real estate or an accession to other personal property, without the prior written consent of Lender. Borrower shall not permit any such material item of Collateral to be operated or maintained in violation of any applicable law, statute, rule or regulation. With respect to items of leased equipment (to the extent Lender has any security interest in any residual Borrower's interest in such equipment under the lease), Borrower shall keep, maintain, repair, replace and operate such leased equipment in accordance with the terms of the applicable lease.

                  (d) INSURANCE. Borrower shall, obtain and maintain, at its own expense, insurance of a type and with such limits as are carried by similarly situated companies, including at a minimum:

                           (i)      "All risk" insurance against loss or damage
to the Collateral. The coverage limit shall be determined to Lender's reasonable satisfaction. The deductible shall not exceed $25,000. The policy shall name Lender as loss payee with respect to the Equipment, shall not be invalidated by any action of or breach of warranty by Borrower of any provision thereof and waive subrogation against Lender.

                           (ii)     Commercial general liability insurance
(including contractual liability, products liability and completed operations coverages) reasonably satisfactory to Lender. The limit of liability shall be at least $5,000,000 per occurrence. The policy shall be without deductible, except for products liability coverage which may have a deductible up to $25,000. The policy(ies) shall name Lender as an additional insured in the full amount of Borrower's liability coverage limits (or the coverage limits of any successor to Borrower or such successor's parent which is providing coverage), be primary and without contribution as respects any insurance carried by Lender, and contain cross liability and severability of interest clauses.

                           (iii)    Such other insurance against risks of loss
and with terms as shall be reasonably required by Lender.

         All policies of insurance shall be placed with financially sound, commercial insurers reasonably satisfactory to Lender. All policies of insurance shall provide that Lender shall be given 30 days notice of cancellation of coverage. This notice provision shall be without qualification. On or prior to the first Funding Date and prior to each policy renewal, Borrower shall furnish to Lender certificates of insurance or other evidence satisfactory to Lender that insurance complying with all of the above requirements is in effect.

                                   ARTICLE VII
                               NEGATIVE COVENANTS

         7.01. NEGATIVE COVENANTS. So long as the Obligations remain outstanding, Borrower shall not:

                  (a) NAME; LOCATION OF CHIEF EXECUTIVE OFFICE AND COLLATERAL. Without thirty (30) days prior written notice to Lender, change its chief executive office or principal place of business or remove or cause to be removed from the location set forth on the cover page hereof or move any Collateral to a location other than that set forth on the cover page hereof.

                  (b) LIENS ON COLLATERAL. Create, incur, assume or suffer to exist any Lien of any kind upon any Collateral, whether now owned or hereafter acquired, except Permitted Liens.

                  (c) NEGATIVE PLEDGE REGARDING INTELLECTUAL PROPERTY. Create, incur, assume or suffer to exist any Lien of any kind upon any Intellectual Property, whether now owned or hereafter acquired, except Permitted Liens.

                  (d) DISPOSITIONS OF COLLATERAL OR INTELLECTUAL PROPERTY. Convey, sell, offer to sell, lease, transfer, exchange or otherwise dispose of (collectively, a "Transfer") all or any part of the Collateral or Intellectual Property to any Person, other than: (i) Transfers of inventory in the ordinary course of business; (ii) Transfers which would constitute Permitted Liens under clause (g) of the definition of Permitted Liens; or (iii) Transfers of worn-out or obsolete equipment.

                  (e) DISTRIBUTIONS. (i) Pay any dividends or make any distributions on its Equity Securities; (ii) purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Securities (other than repurchases by cancellation of indebtedness pursuant to the terms of employee stock purchase plans, employee restricted stock agreements or similar arrangements in an aggregate amount not to exceed $100,000); (iii) return any capital to any holder of its Equity Securities as such; (iv) make any distribution of assets, Equity Securities, obligations or securities to any holder of its Equity Securities as such; or (v) set apart any sum for any such purpose; provided, however, that Borrower may pay dividends payable solely in common stock.

                  (f) MERGERS OR ACQUISITIONS. Merge or consolidate with or into any other Person or acquire all or substantially all of the capital stock or assets of another Person; provided that in the event Borrower requests Lender's consent to such a transaction and Lender does not consent (Lender's decision whether to consent is at Lender's sole discretion), Borrower may prepay the Obligations without any Applicable Premium; provided further, if Lender does consent, the provisions of Section 2.01(d) apply.

                  (g) TRANSACTIONS WITH AFFILIATES. Enter into any contractual obligation with any affiliate or engage in any other transaction with any affiliate except upon terms at least as favorable to Borrower as an arms-length transaction with unaffiliated Persons.

                  (h) MAINTENANCE OF ACCOUNTS. Maintain any deposit accounts or accounts holding securities owned by Borrower except (i) accounts located at Silicon Valley Bank, Bank of America and State Street Bank & Trust (Merrill Lynch Premier Institutional Fund), and (ii) other accounts with respect to which Lender takes such action as it deems necessary to obtain a perfected security interest in such account.

                  (i) INDEBTEDNESS PAYMENTS. (i) Prepay, redeem, purchase, defease or otherwise satisfy in any manner prior to the scheduled repayment thereof any Indebtedness for borrowed money (other than amounts due or permitted to be prepaid under this Loan Agreement or the Notes or under any revolving credit agreement constituting Permitted Indebtedness under clause (e) of the definition of Permitted Indebtedness) or lease obligations, (ii) amend, modify or otherwise change the terms of any Indebtedness for borrowed money or lease obligations so as to accelerate the scheduled repayment thereof or (iii) repay any notes to officers, directors or shareholders. Borrower shall provide a subordination agreement, in the form provided by Lender, between Lender and the following shareholders: Gerald G. Loehr Trust, Jack F. Butler, and Clinton L. Lingren, duly executed by such shareholders within forty-five (45) days after the date of this Agreement.

                  (j) INDEBTEDNESS. Create, incur, assume or permit to exist any Indebtedness except Permitted Indebtedness.

                  (k) INVESTMENTS. Make any Investment except for Permitted Investments.

                                  ARTICLE VIII
                              CONDITIONS PRECEDENT

         8.01. CLOSING. At the time of execution and delivery of this Agreement, Borrower shall have duly executed and/or delivered to Lender the items set forth in PART I OF SCHEDULE 3.

         8.02. OTHER CONDITIONS. The obligation of the Lender to make the Loans shall be subject to the execution and/or delivery to such Lender of each of the items set forth in PART I OF SCHEDULE 3 and the satisfaction by Borrower of each condition set forth in PART II OF SCHEDULE 3.

         8.03. COVENANT TO DELIVER. Borrower agrees (not as a condition but as a covenant) to deliver to Lender each item required to be delivered to Lender as a condition to a Loan, if the Loan is advanced. Borrower expressly agrees that the extension of any Loan prior to the receipt by Lender of any such item shall not constitute a waiver by Lender of Borrower's obligation to deliver such item.

                                   ARTICLE IX
                              DEFAULT AND REMEDIES

         9.01. EVENTS OF DEFAULT. An "Event of Default" shall mean the occurrence of one or more of the following described events:

                  (a) Borrower shall (i) default in the payment of principal of or interest on any Loan when the same is due, or (ii) default in the payment of any expense or other amount payable hereunder or thereunder for five (5) days after receipt of written notice from a Lender that the same is due; or

                  (b) Borrower shall breach any provision of SECTION 6.01(d) or SECTION 7.01; or

                  (c) Borrower shall default in the performance of any covenant, agreement or obligation (other than a covenant, agreement or obligation referred to in, SECTION 9.01 (a) or SECTION 9.01 (b)) contained in any Operative Document (other than the Warrants) and Borrower shall fail to cure within thirty (30) days after receipt of written notice from Lender any default in the performance of any such covenant, agreement or obligation contained therein; or

                  (d) Borrower shall have breached the terms of any of the Warrants; or

                  (e) Any representation or warranty made herein or on the Funding Date by Borrower in any Operative Document, or any certificate or financial statement furnished pursuant to the provisions of any Operative Document, shall prove to have been false or misleading in any material respect as of the time made or furnished; or

                  (f) Any Operative Document shall in any material respect cease to be, or Borrower shall assert that any Operative Document is not, a legal, valid and binding obligation of Borrower enforceable in accordance with its terms; or

                  (g) Defaults shall exist under any agreements of Borrower which consist of the failure to pay any Indebtedness at maturity or which result in a right by such third party or parties, whether or not exercised, to accelerate the maturity of Indebtedness of Borrower in an aggregate amount in excess of One Hundred Thousand Dollars ($100,000) or a material default shall exist under any financing agreement with Lender or any of Lender's affiliates or Lender shall have received a "Blockage Notice" under a subordination agreement with the lender of the Indebtedness permitted under clause (e) of the definition of Permitted Indebtedness; or

                  (h) A proceeding shall have been instituted in a court of competent jurisdiction seeking a decree or order for relief in respect of Borrower in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee (or similar official) of Borrower or for any substantial part of its property, or for the winding-up or liquidation of its affairs, and such proceeding shall remain undismissed or unstayed and in effect for a period of thirty (30) consecutive days or such court shall enter a decree or order granting the relief sought in such proceeding; or

                  (i) Borrower shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian (or other similar official) of Borrower or for any substantial part of its property, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action in furtherance of any of the foregoing; or

                  (j) A final judgment or order for the payment of money in excess of One Hundred Thousand Dollars ($100,000) (exclusive of amounts covered by insurance issued by an insurer not an affiliate of Borrower) shall be rendered against Borrower and the same shall remain undischarged for a period of thirty (30) days during which execution shall not be effectively stayed, or any judgment, writ, assessment, warrant of attachment, or execution or similar process shall be issued or levied against a substantial part of the property of Borrower and such judgment, writ, or similar process shall not be released, stayed, vacated or otherwise dismissed within thirty (30) days after issue or levy; or

                  (k) If there occurs a material adverse change in Borrower's business, or if there is a material impairment of the prospect of repayment of any portion of the Obligations owing to Lender or a material impairment of the value or priority of Lender's security interests in the Collateral; or

                  (1) If any material portion of Borrower's assets is attached, seized, subjected to writ or distress warrant, or is levied upon, or comes into possession of any trustee, receiver or Person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within ten (10) days, or if Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of Borrower's assets, or if a notice of lien, levy, or assessment is filed of record with respect to any of Borrower's assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within ten (10) days after Borrower receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contesting by Borrower.

         9.02.    CONSEQUENCES OF EVENT OF DEFAULT.

                  (a)      If an Event of Default specified under any of CLAUSES
(a) THROUGH (g) OR (j) THROUGH (l) OF SECTION 9.01 shall occur and be continuing, Lender may (i) declare all of the Loans, together with interest thereon, plus the Applicable Premium and all other liabilities of Borrower hereunder and under the other Operative Documents to be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived, and (ii) terminate any commitment to make the Loans and terminate any commitment to advance money or extend credit to or for the benefit of Borrower pursuant to any other agreement or commitment extended by a Lender to Borrower.

                  (b)      If an Event of Default specified under CLAUSE (h) OR
(i) OF SECTION 9.01 shall occur, then immediately and without notice (i) the Loans, together with interest thereon, plus the Applicable Premium and all other liabilities of Borrower hereunder and under the other Operative Documents shall automatically become due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, and (ii) Lender's commitments hereunder to make the Loans and any other commitment of Lender to Borrower to advance money or extend credit pursuant to any other agreement or commitment shall be terminated.

                  (c) Borrower expressly agrees that the amount due and payable upon any such acceleration or prepayment of the Loans contrary to the terms hereof shall include a Applicable Premium as of the date of such acceleration or prepayment (except for an Event of Default specified in Section
9.01 h, i, j, k or l).

         9.03. RIGHTS REGARDING COLLATERAL. Borrower agrees that when any Event of Default has occurred and is continuing, Lender shall have the rights, options, duties and remedies of a secured party as permitted by law and, in addition to and without limiting the foregoing, Lender may exercise any one or more or all, and in any order, of the remedies herein set forth, including the following:

                  (a) Lender, personally or by agents or attorneys, shall have the right (subject to compliance with any applicable mandatory legal requirements) to require Borrower to assemble the Collateral and make it available to Lender at a place to be designated by Lender or to take immediate possession of the Collateral, or any portion thereof, and for that purpose may pursue the same wherever it may be found, and may enter any of premises of Borrower, with or without notice, demand, process of law or legal procedure, to the extent permitted by applicable law, and search for, take possession of, remove, keep and store the same, or use and operate or lease the same until sold. In furtherance of Lender's rights hereunder, Borrower hereby grants to

Lender an irrevocable, non-exclusive license (exercisable without royalty or other payment by Lender) to use, license or sublicense any patent, trademark, trade name, copyright or other Intellectual Property in which Borrower now or hereafter has any right, title or interest together with the right of access to all media in which any of the foregoing may be recorded or stored; provided, however, that such license shall only be exercisable in connection with the disposition of Collateral upon Lender's exercise of its remedies hereunder.

                  (b) Lender may, if at the time such action may be lawful and always subject to compliance with any mandatory legal requirements, either with or without taking possession and either before or after taking possession, without instituting any legal proceedings whatsoever, having first given notice of such sale by registered or certified mail to Borrower once at least ten (10) days prior to the date of such sale, and having first given any other notice which may be required by law, sell and dispose of the Collateral, or any part thereof, at a private sale or at public auction, to the highest bidder, in one lot as an entirety or in separate lots, and either for cash or on credit and on such terms as Lender may determine, and at any place (whether or not it be the location of the Collateral or any part thereof) designated in the notice referred to above. To the extent permitted by applicable law, any such sale or sales may be adjourned from time to time by announcement at the time and place appointed for such sale or sales, or for any such adjourned sale or sales, without further published notice, and Borrower, Lender or the holder or holders of the Notes, or of any interest therein, may bid and become the purchaser at any such sale.

                  (c) Lender may proceed to protect and enforce this Agreement and the other Operative Documents by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement herein contained or in execution or aid of any power herein granted; or for foreclosure hereunder, or for the appointment of a receiver or receivers for any real property security or any part thereof, or for the recovery of judgment for the Obligations or for the enforcement of any other proper, legal or equitable remedy available under applicable law.

         9.04. WAIVER BY BORROWER. Upon the occurrence of an Event of Default, to the extent permitted by law, Borrower covenants that it will not at any time insist upon or plead, or in any manner whatsoever claim or take any benefit or advantage of, any stay or extension law now or at any time hereafter in force, nor claim, take nor insist upon any benefit or advantage of or from any law now or hereafter in force providing for the valuation or appraisement of the Collateral or any part thereof prior to any sale or sales thereof to be made pursuant to any provision herein contained, or to the decree, judgment or order of any court of competent jurisdiction; nor, after such sale or sales, claim or exercise any right under any statute now or hereafter made or enacted by any state or otherwise to redeem the property so sold or any part thereof, and, to the full extent legally permitted, except as to rights expressly provided herein, hereby expressly waives for itself and on behalf of each and every Person, except decree or judgment creditors of Borrower, acquiring any interest in or title to the Collateral or any part thereof subsequent to the date of this Agreement, all benefit and advantage of any such law or laws, and covenants that it will not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any power herein granted and delegated to Lender, but will suffer and permit the execution of every such power as though no such power, law or laws had been made or enacted.

         9.05. EFFECT OF SALE. Any sale, whether under any power of sale available to Lender or by virtue of judicial proceedings, shall operate to divest all right, title, interest, claim and demand whatsoever, either at law or in equity, of Borrower in and to the property sold, and shall be a perpetual bar, both at law and in equity, against Borrower, its successors and assigns, and against any and all persons claiming the property sold or any part thereof under, by or through Borrower, its successors or assigns.

         9.06. APPLICATION OF COLLATERAL PROCEEDS. The proceeds and/or avails of the Collateral, or any part thereof, and the proceeds and the avails of any remedy hereunder (as well as any other amounts of any kind held by Lender at the time of, or received by Lender after, the occurrence of an Event of Default hereunder) shall be paid to and applied as follows:

                  (a) FIRST, to the payment of reasonable costs and expenses, including all amounts expended to preserve the value of the Collateral, of foreclosure or suit, if any, and of such sale and the exercise of any other rights or remedies, and of all proper fees, expenses, liability and advances, including reasonable legal expenses and attorneys' fees, incurred or made hereunder by Lender;

                  (b) SECOND, to the payment to Lender of the amount then owing or unpaid on the Notes, and in case such proceeds shall be insufficient to pay in full the whole amount so due, owing or unpaid upon the Notes, then FIRST, to the unpaid interest thereon, SECOND, to unpaid principal thereof and third to the remaining balance of the Obligations under the Notes; such application to be made upon presentation of the Notes, and the notation thereon of the payment, if partially paid, or the surrender and cancellation thereof, if fully paid;

                  (c) THIRD, to the payment of other amounts then payable to Lender under any of the Operative Documents; and

                  (d) FOURTH, to the payment of the surplus, if any, to Borrower, its successors and assigns, or to whomsoever may be lawfully entitled to receive the same.

         9.07. REINSTATEMENT OF RIGHTS. If Lender shall have proceeded to enforce any right under this Agreement or any other Operative Document by foreclosure, sale, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely, then and in every such case (unless otherwise ordered by a court of competent jurisdiction), Lender shall be restored to its former position and rights hereunder with respect to the property subject to the security interest created under this Agreement.

                                    ARTICLE X
                                  MISCELLANEOUS

         10.01. MODIFICATIONS, AMENDMENTS OR WAIVERS. The provisions of any Operative Document may be modified, amended or waived only by a written instrument signed by the parties thereto.

         10.02. NO IMPLIED WAIVERS; CUMULATIVE REMEDIES; WRITING REQUIRED. No delay or failure of Lender in exercising any right, power or remedy hereunder shall affect or operate as a waiver thereof; nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power or remedy preclude any further exercise thereof or of any other right, power or remedy. The rights and remedies hereunder of Lender are cumulative and not exclusive of any rights or remedies which it would otherwise have. Any waiver, permit, consent or approval of any kind or character on the part of Lender of any breach or default under this Agreement or any such waiver of any provision or condition of this Agreement must be in writing and shall be effective only in the specified instance and to the extent specifically set forth in such writing.

         10.03. EXPENSES; INDEMNIFICATION. Borrower agrees upon demand to pay or reimburse Lender for all liabilities, obligations and out-of-pocket expenses, including reasonable fees and expenses of counsel for Lender, from time to time arising in connection with the enforcement or collection of sums due under the Operative Documents, and in connection with any amendment or modification of the Operative Documents or any "work-out" in connection with the Operative Documents. Borrower shall indemnify, reimburse and hold Lender, each of Lender's partners, and each of their respective successors, assigns, agents, officers, directors, shareholders, servants, agents and employees harmless from and against all liabilities, losses, damages, actions, suits, demands, claims of any kind and nature (including claims relating to environmental discharge, cleanup or compliance), all costs and expenses whatsoever to the extent they may be incurred or suffered by such indemnified party in connection therewith (including reasonable attorneys' fees and expenses), fines, penalties (and other charges of applicable governmental authorities), licensing fees relating to any item of Collateral, damage to or loss of use of property (including consequential or special damages to third parties or damages to Borrower's property), or bodily injury to or death of any person (including any agent or employee of Borrower) (each, a "CLAIM"), directly or indirectly relating to or arising out of the use of the proceeds of the Loans or otherwise, the falsity of any representation or warranty of Borrower or Borrower's failure to comply with the terms of this Agreement or any other Operative Document during the Term. The foregoing indemnity shall cover, without limitation, (i) any Claim in connection with a design or other defect (latent or patent) in any item of equipment included in the Collateral, (ii) any Claim for infringement of any patent, copyright, trademark or other Intellectual Property right, (iii) any Claim resulting from the presence on or under or the escape, seepage, leakage, spillage, discharge, emission or release of any Hazardous Materials on the premises of Borrower, including any Claims asserted or arising under any Environmental Law, or (iv) any Claim for negligence or strict or absolute liability in tort; PROVIDED, HOWEVER, that Borrower shall not indemnify Lender for any liability incurred by Lender as a direct and sole result of Lender's gross negligence or willful misconduct. Such indemnities shall continue in full force and effect, notwithstanding the expiration or termination of this Agreement. Upon Lender's written demand, Borrower shall assume and diligently conduct, at its sole cost and expense, the entire defense of Lender, each of its partners, and each of its respective, agents, employees, directors, officers, shareholders, successors and assigns against any indemnified Claim described in this SECTION 10.03. Borrower shall not settle or compromise any Claim against or involving Lender without first obtaining Lender's written consent thereto, which consent shall not be unreasonably withheld.

         10.04. WAIVERS. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT OR ANYWHERE ELSE, BORROWER AGREES THAT IT SHALL NOT SEEK FROM LENDER UNDER ANY THEORY OF LIABILITY (INCLUDING ANY THEORY IN TORTS), ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES.

         10.05.   NOTICES; PAYMENTS.

                  (a) All notices and other communications given to or made upon any party hereto in connection with this Agreement shall be in writing (including telexed, telecopied or telegraphic communication) and mailed (by certified or registered mail), telexed, telegraphed, telecopied or delivered to the respective parties, as follows:

         Borrower: At the address set forth on the cover page of this Agreement.

         Lender:   MMC/GATX PARTNERSHIP NO.  I
                   c/o MEIER MITCHELL & COMPANY
                   4 Orinda Way, Suite 200B
                   Orinda, California 94563

or in accordance with any subsequent written direction from either party to the other. All such notices and other communications shall, except as otherwise expressly herein provided, be effective when received; or in the case of delivery by messenger or overnight delivery service, when left at the appropriate address.

                  (b) Unless Lender specify otherwise in writing, all payments shall be made by wire transfer to:

                   GATX Capital Corporation

                   Bank Name:                Bank of America
                   Bank Address:             Dallas, Texas 75202
                   Account No.:              3750878673
                   ABA Routing No.:          111-000012
                   Reference:                Digirad Invoice #____________

         10.06. TERMINATION. This Agreement shall terminate at the end of the Term; PROVIDED, HOWEVER, that the termination of this Agreement shall not affect any of the rights and remedies of Lender hereunder, it being understood and agreed that all such rights and remedies shall continue in full force and effect until payment of all amounts owed to Lender under or in connection with the Operative Documents, whether on account of principal, interest, fees or otherwise.

         10.07. SEVERABILITY. If any provision of any Operative Document is held invalid or unenforceable to any extent or in any application, the remainder of such Operative Document and all other Operative Documents, or the application of such provision to different Persons or circumstances or in different jurisdictions, shall not be affected thereby.

         10.08. SURVIVAL. All representations, warranties, covenants and agreements of Borrower contained herein or made in writing in connection herewith shall survive the execution and delivery of the Operative Documents, the making of the Loans hereunder, the granting of security and the issuance of the Notes.

         10.09. RELATIONSHIP OF PARTIES. Borrower and Lender acknowledge, understand and agree that:

                  (a) The relationship between the Borrower, on the one hand, and Lender, on the other, is, and at all time shall remain solely that of a borrower and lender. Lender shall not under any circumstances be construed to be partners or joint venturers of Borrower or any of its Affiliates; nor shall Lender under any circumstances be deemed to be in a relationship of confidence or trust or a fiduciary relationship with Borrower or any of its Affiliates, or to owe any fiduciary duty to Borrower or any of its Affiliates. Lender does not undertake or assume any responsibility or duty to Borrower or any of its Affiliates to select, review, inspect, supervise, pass judgment upon or otherwise inform the Borrower or any of its Affiliates of any matter in connection with its or their Property, any Collateral held by Lender or the operations of Borrower or any of its Affiliates. Borrower and each of its Affiliates shall rely entirely on their own judgment with respect to such matters, and any review, inspection, supervision, exercise of judgment or supply of information undertaken or assumed by Lender in connection with such matters is solely for the protection of Lender and neither Borrower nor any Affiliate is entitled to rely thereon.

         10.10. GOVERNING LAW. This Agreement, the other Operative Documents and the rights and obligations of the parties hereto and thereto shall be governed by and construed and enforced in accordance with the laws of the State of California. Any action to enforce this Agreement against Borrower may be brought in California or, with regard to Collateral, may also be brought wherever such Collateral is located.

         10.11. SUCCESSORS AND ASSIGNS. This Agreement and the other Operative Documents shall be binding upon and inure to the benefit of Lender, all future holders of the Notes, Borrower and their respective successors and permitted assigns, except that Borrower may not assign or transfer its rights hereunder or any interest herein without the prior written consent of Lender. Lender may sell to any other financial entity (a "PARTICIPANT") participation interests in Lender's rights under this Agreement and the other Operative Documents; provided that notwithstanding the sale of participations, Lender shall remain solely responsible for the performance of its obligations under this Agreement, Lender shall remain the holder of its Note for all purposes under this Agreement and Borrower shall continue to deal solely and directly with Lender in connection with this Agreement and the other Operative Documents. Lender may disclose the Operative Documents and any other financial or other information relating to Borrower or any Subsidiary to any potential Participant, provided that such Participant agrees to protect the confidentiality of such documents and information using the same measures that it uses to protect its own confidential information.

         10.12. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

         10.13. FURTHER ASSURANCES. Borrower will, at its own expense, from time to time do, execute, acknowledge and deliver all further acts, deeds, conveyances, transfers and assurances, and all financing and continuation statements and similar notices, reasonably necessary or proper for the perfection of the security interest being herein provided for in the Collateral, whether now owned or hereafter acquired.

         10.14. POWER OF ATTORNEY IN RESPECT OF THE COLLATERAL. Borrower does hereby irrevocably appoint Lender (which appointment is coupled with an interest), the true and lawful attorney-in-fact of Borrower with full power of substitution, for it and in its name (a) to perform (but Lender shall not be obligated to and shall incur no liability to Borrower or any third party for failure to perform) any act which Borrower is obligated by this Agreement to perform but fails to perform, (b) to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all rents, issues, profits, avails, distributions, income, payment draws and other sums in which a security interest is granted under SECTION 5.01 with full power to settle, adjust or compromise any claim thereunder as fully as if Lender were Borrower itself, (c) to receive payment of and to endorse the name of Borrower to any items of Collateral (including checks, drafts and other orders for the payment of money) that come into Lender's possession or under Lender's control, (d) to make all demands, consents and waivers, or take any other action with respect to, the Collateral, (e) in Lender's discretion, to file any claim or take any other action or institute proceedings, either in its own name or in the name of Borrower or otherwise, which Lender may reasonably deem necessary or appropriate to protect and preserve the right, title and interest of Lender in and to the Collateral, and (f) to otherwise act with respect thereto as though Lender were the outright owner of the Collateral; PROVIDED, HOWEVER, that the power of attorney herein granted shall be exercisable only upon the occurrence and during the continuation of an Event of Default unless in Lender's reasonable opinion immediate action is necessary to preserve or protect the Collateral. Borrower agrees to reimburse Lender upon demand for all reasonable costs and expenses, including attorneys' fees and expenses, which Lender may incur while acting as Borrower's attorney in fact hereunder, all of which costs and expenses are included within the Obligations.

         10.15. CONFIDENTIALITY. All information (other than periodic reports filed by Borrower with the Securities and Exchange Commission) disclosed by Borrower to Lender in writing or through inspection pursuant to this Agreement shall be considered confidential. Lender agrees to use the same degree of care to safeguard and prevent disclosure of such confidential information as Lender uses with its own confidential information, but in any event no less than a reasonable degree of care. Lender shall not disclose such information to any third party (other than Lender's or Lender's partner's attorneys and auditors subject to the same confidentiality obligation set forth herein) and shall use such information only for purposes of evaluation of its investment in Borrower and the exercise of Lender's rights and the enforcement of its remedies under this Agreement and the other Operative Agreements. The obligations of confidentiality shall not apply to any information that (a) was known to the public prior to disclosure by

Borrower under this Agreement, (b) becomes known to the public through no fault of Lender, (c) is disclosed to Lender by a third party having a legal right to make such disclosure, or (d) is independently developed by Lender.

         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

                                       DIGIRAD CORPORATION


                                       By:    /s/ Scott Huennekens
                                          --------------------------------------

                                       Name:  Scott Huennekens
                                            ------------------------------------

                                       Title: President & CEO
                                             -----------------------------------



                                       MMC/GATX PARTNERSHIP NO. 1

                                       By:   GATX Capital Corporation, as
                                             general partner

                                       By:   /s/ Patricia W. Leicher
                                          --------------------------------------

                                       Name: Patricia W. Leicher
                                            ------------------------------------

                                       Title: V.P.
                                             -----------------------------------

                  SCHEDULES

                           1        Funding Certificate
                           2        Disclosure Schedule
                           3        Conditions Precedent

                  EXHIBITS

                           A        Form of Secured Promissory Note
                           B        Form of Warrant
                           C        Form of Opinion of Counsel
                           D        Form of Subordination Agreement

                                   SCHEDULE 1

                               FUNDING CERTIFICATE


         The undersigned, being the duly elected and acting ____________________ of DIGIRAD CORPORATION, a Delaware corporation ("Borrower"), does hereby certify to the Lender (as defined in the Loan Agreement defined below) in connection with that certain Loan and Security Agreement dated as of October __, 1999, among Borrower and Lender (the "Loan Agreement"; with other capitalized terms used below having the meanings ascribed thereto in the Loan Agreement) that:

         1. The representations and warranties made by Borrower in ARTICLE III of the Loan Agreement and in the other Operative Documents are true and correct as of the date hereof.

         2. No event or condition has occurred and is continuing that would constitute a Default or an Event of Default under the Loan Agreement or any other Operative Document.

         3. Borrower is in compliance with the covenants and requirements contained in ARTICLES IV, V, VI AND VII of the Loan Agreement.

         4. All conditions referred to in ARTICLE VIII of the Loan Agreement to the making of the Loan to be made on or about the date hereof have been satisfied.

         5. No material adverse change in the general affairs, management, results of operations, condition (financial or otherwise) or prospects of Borrower, whether or not arising from transactions in the ordinary course of business, has occurred.

Dated: _________, 199__

                                       DIGIRAD CORPORATION

                                       By:
                                          --------------------------------------

                                       Name:
                                            ------------------------------------

                                       Title:
                                             -----------------------------------

                                   SCHEDULE 2
                               DISCLOSURE SCHEDULE


N/A

                                   SCHEDULE 3
                              CONDITIONS PRECEDENT
         PART I:

         At the time of execution and delivery of this Agreement, there shall also have been duly executed and delivered to Lender:

         (a) The Warrants executed in favor of Lender and Persons specified by Lender which are exercisable for 197,628 shares of Borrower's preferred stock;

         (b) A favorable opinion of counsel for Borrower, dated as of the closing date, in the form attached hereto as EXHIBIT C or such other form or forms as Lender may accept;

         (c) Copies, certified by the Secretary, Assistant Secretary or Chief Financial Officer of Borrower as of the closing date, of Borrower's charter documents and bylaws and of all documents evidencing corporate action taken by Borrower authorizing the execution, delivery and performance of the Operative Documents to which Borrower is a party, in form and substance satisfactory to Lender and its counsel;

         (d) Good standing certificate from Borrower's state of incorporation and the state in which Borrower's principal place of business is located, together with certificates of the applicable governmental authorities that Borrower is in compliance with the franchise tax laws of each such state, each dated as of a recent date;

         (e) Evidence of the insurance coverage required by SECTION 6.01(d) of this Agreement;

         (f) All necessary consents of shareholders and other third parties with respect to the execution, delivery and performance of this Agreement, the Warrants, the Notes and the other Operative Documents;

         (g) Form UCC-1 Financing Statements, duly executed by Borrower, or other documents, and Borrower shall have taken such actions, if any, as Lender shall reasonably determine are necessary or desirable to perfect and protect its security interest in the Collateral;

         (h) Notices of Security Interest to Depository Banks in the forms provided by Lender;

         (i) A pledged collateral account control agreement, in the form provided by Lender; and

         (j)      All other documents as Lender shall have reasonably requested.

         PART II

         On or prior to the Funding Date of the Loans, each of the items set forth in PART I OF THIS SCHEDULE 3 shall have been delivered to such Lender and the following conditions shall have been satisfied or waived by such Lender:

         (a) Borrower shall have provided to Lender such documents, instruments and agreements as Lender shall reasonably request to evidence the perfection and priority of the security interests granted to Lender pursuant to ARTICLE V;

         (b) No Event of Default or Default shall have occurred and be continuing;

         (c) Borrower shall have duly executed and delivered to each Lender a Note in the amount of such Lender's Loan;

         (d) In Lender's sole discretion, there shall not have occurred any material adverse change in the general affairs, management, results of operations, condition (financial or otherwise) or prospects of Borrower, whether or not arising from transactions in the ordinary course of business, and there shall not have occurred since the date first written on the cover page of this Agreement any material adverse deviation by Borrower from the business plan of Borrower presented to and not disapproved by Lender;

         (e) The representations and warranties contained in this Agreement and the other Operative Documents to which Borrower is a party shall be true and correct in all material respects as if made on such Funding Date;

         (f) Each of the Operative Documents remains in full force and effect;

         (g) Prior to the funding of the Second Loan, Borrower shall have provided evidence to Lender, satisfactory to Lender, that Borrower has successfully consummated an equity financing or bridge loan or such other financing as Lender deems acceptable with the net proceeds received by Borrower of such financing equaling or exceeding Four Million Dollars ($4,000,000); and

         (h) The Funding Date of the Loans shall not be later than the respective Commitment Termination Dates; and the Funding Date of the Second Loan shall not be prior to March 31, 2000.

                                    EXHIBIT A

                             SECURED PROMISSORY NOTE

$___________                                                      Dated: [Date]


         FOR VALUE RECEIVED, the undersigned, DIGIRAD CORPORATION, a Delaware corporation ("BORROWER"), HEREBY PROMISES TO PAY to the order of MMC/GATX PARTNERSHIP NO. I ("LENDER") the principal amount of _____ Million Dollars ($___000,000) or such lesser amount as shall equal the outstanding principal balance of the Loan made to Borrower by Lender pursuant to the Loan and Security Agreement referred to below (the "LOAN AGREEMENT"), and to pay all other amounts due with respect to the Loan on the dates and in the amounts set forth in the Loan Agreement.

         Interest on the principal amount of this Note from the date of this Note shall accrue at the Loan Rate or, if applicable, the Default Rate. The Loan Rate for this Note is ______% per annum based on a year of twelve 30-day months. If the Funding Date of this Loan is not the first day of the month, Borrower shall make a payment of accrued interest on the outstanding principal amount of the Loan on [insert first Payment Date]. Commencing on ________, 199__, and continuing on the first day of each subsequent month (each, a "PAYMENT DATE"), Borrower shall make to Lender thirty-six (36) equal payments of principal plus accrued interest on the then outstanding principal amount in the amount of $_______.

         Principal, interest and all other amounts due with respect to the Loan, are payable in lawful money of the United States of America to Lender by wire transfer according to the wire transfer instructions set forth in the Loan Agreement. The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

         This Note is one of the Notes referred to in, and is entitled to the benefits of, the Loan and Security Agreement, dated as of October __, 1999, to which Borrower and Lender are parties. The Loan Agreement, among other things,
(a) provides for the making of a secured Loan to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

         This Note may be not be prepaid except as set forth in Section 2.01(d) of the Loan Agreement.

         This Note and the obligation of Borrower to repay the unpaid principal amount of the Loan, plus the Applicable Premium, interest on the Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.


                                    - A-1 -

         Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

         Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys' fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower's obligations hereunder not performed when due. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of California.

         IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.


                                       DIGIRAD CORPORATION

                                       By:
                                          --------------------------------------

                                       Name:
                                            ------------------------------------

                                       Title:
                                             -----------------------------------


                                    - A-2 -

                  LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL


                           PRINCIPAL                              SCHEDULED
           DATE             AMOUNT         INTEREST RATE        PAYMENT AMOUNT        NOTATION BY
           ----             ------         -------------        --------------        -----------






                                    EXHIBIT B
                                 FORM OF WARRANT













                                    - B-1 -

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO, (ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATIONS ARE NOT REQUIRED, (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THIS WARRANT.

                               DIGIRAD CORPORATION

                           WARRANT TO PURCHASE SHARES
                           OF SERIES E PREFERRED STOCK

         THIS CERTIFIES THAT, for value received, [MEIER MITCHELL & COMPANY/PRIORITY CAPITAL] and its assignees are entitled to subscribe for and purchase [172,925/24,703] shares of the fully paid and nonassessable Series E Preferred Stock (as adjusted pursuant to Section 4 hereof, the "Shares") of DIGIRAD CORPORATION, a Delaware corporation (the "Company"), at the price of $3.036 per share (such price and such other price as shall result, from time to time, from the adjustments specified in Section 4 hereof is herein referred to as the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, (a) the term "Series Preferred" shall mean the Company's presently authorized Series E Preferred Stock, and any stock into or for which such Series E Preferred Stock may hereafter be converted or exchanged, and after the automatic conversion of the Series E Preferred Stock to Common Stock shall mean the Company's Common Stock,
(b) the term "Date of Grant" shall mean October __, 1999, and (c) the term "Other Warrants" shall mean any other warrants issued by the Company in connection with the transaction with respect to which this Warrant was issued, the Loan and Security Agreement dated as of October __ 1999 (the "Loan Agreement") between the Company and the lender named therein, and any warrant issued upon transfer or partial exercise of or in lieu of this Warrant. The term "Warrant" as used herein shall be deemed to include Other Warrants unless the context clearly requires otherwise.

         If the Company is eligible under the Loan Agreement and requests Lender to fund the Second Loan pursuant to the terms of the Loan Agreement, but Lender elects not to fund the Second Loan, the number of shares of the fully paid and nonassessable Series E Preferred Stock the holder is entitled to subscribe for and purchase as set forth above shall be reduced from [172,925/24,703] to [115,283/16,469). The terms "Lender" and "Second Loan" shall have the meaning given these capitalized terms in the Loan Agreement.

         1. TERM. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time from the Date of Grant through the later of (i) seven (7) years after the Date of Grant or (ii) five (5) years after the closing of the Company's initial public offering of its Common Stock ("IPO") effected pursuant to a Registration Statement on Form S-1 (or its successor) filed under the Securities Act of 1933, as amended (the "Act").

         2. METHOD OF EXERCISE; PAYMENT; ISSUANCE OF NEW WARRANT. Subject to Section 1 hereof, the purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part and from time to time, at the election of the holder hereof, by (a) the surrender of this Warrant (with the notice of exercise substantially in the form attached hereto as Exhibit A-1 duly completed and executed) at the principal office of the Company and by the payment to the Company, by certified or bank check, or by wire transfer to an account designated by the Company (a "Wire Transfer") of an amount equal to the then applicable Warrant Price multiplied by the number of Shares then being purchased; (b) if in connection with a registered public offering of the Company's securities, the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A-2 duly completed and executed) at the principal office of the Company together with notice of arrangements reasonably satisfactory to the Company for payment to the Company either by certified or bank check or by Wire Transfer from the proceeds of the sale of shares to be sold by the holder in such public offering of an amount equal to the then applicable Warrant Price per share multiplied by the number of Shares then being purchased; or (c) exercise of the "net issuance" right provided for in Section
10.2 hereof. The person or persons in whose name(s) any certificate(s) representing shares of Series Preferred shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof as soon as possible and in any event within thirty (30) days after such exercise and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible and in any event within such thirty-day period; provided, however, at such time as the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, if requested by the holder of this Warrant, the Company shall cause its transfer agent to deliver the certificate representing Shares issued upon exercise of this Warrant to a broker or other person (as directed by the holder exercising this Warrant) within the time period required to settle any trade made by the holder after exercise of this Warrant.

         3. STOCK FULLY PAID; RESERVATION OF SHARES. All Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Series Preferred to provide for the exercise of the rights represented by this Warrant and a sufficient number of shares of its Common Stock to provide for the conversion of the Series Preferred into Common Stock.

         4. ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

                  (a) RECLASSIFICATION OR MERGER. In case of any reclassification or change of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case maybe, shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance satisfactory to the holder of this Warrant), or the Company shall make appropriate provision without the issuance of a new Warrant, so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Series Preferred theretofore issuable upon exercise of this Warrant, (i) the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, merger or sale by a holder of the number of shares of Series Preferred then purchasable under this Warrant, or (ii) in the case of such a merger or sale in which the consideration paid consists all or in part of assets other than securities of the successor or purchasing corporation, at the option of the Holder of this Warrant, the securities of the successor or purchasing corporation having a value at the time of the transaction equivalent to the valuation of the Series Preferred at the time of the transaction. Any new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this subparagraph (a) shall similarly apply to successive reclassifications, changes, mergers and transfers.

                  (b) SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its outstanding shares of Series Preferred, the Warrant Price shall be proportionately decreased and the number of Shares issuable hereunder shall be proportionately increased in the case of a subdivision and the Warrant Price shall be proportionately increased and the number of Shares issuable hereunder shall be proportionately decreased in the case of a combination.

                  (c) STOCK DIVIDENDS AND OTHER DISTRIBUTIONS. If the Company at any time while this Warrant is outstanding and unexpired shall (i) pay a dividend with respect to Series Preferred payable in Series Preferred, then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (A) the numerator of which shall be the total number of shares of Series Preferred outstanding immediately prior to such dividend or distribution, and (B) the denominator of which shall be the total number of shares of Series Preferred outstanding immediately after such dividend or distribution; or (ii) make any other distribution with respect to Series Preferred (except any distribution specifically provided for in Sections 4(a) and 4(b)), then, in each such case, provision shall be made by the Company such that the holder of this Warrant shall receive upon exercise of this Warrant a proportionate share of any such dividend or distribution as though it were the holder of the Series Preferred (or Common Stock issuable upon conversion thereof) as of the record date fixed for the determination of the shareholders of the Company entitled to receive such dividend or distribution.

                  (d) ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment in the Warrant Price, the number of Shares of Series Preferred purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

                  (e) ANTIDILUTION RIGHTS. The other antidilution rights applicable to the Shares of Series Preferred purchasable hereunder are set forth in the Company's Certificate of Incorporation, as amended through the Date of Grant, a true and complete copy of which is attached hereto as Exhibit B (the "Charter"). Such antidilution rights shall not be restated, amended, modified or waived in any manner that is adverse to the holder hereof without such holder's prior written consent. The Company shall promptly provide the holder hereof with any restatement, amendment, modification or waiver of the Charter promptly after the same has been made.

         5. NOTICE OF ADJUSTMENTS. Whenever the Warrant Price or the number of Shares purchasable hereunder shall be adjusted pursuant to Section 4 hereof, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Shares purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (without regard to Section 13 hereof, by first class mail, postage prepaid) to the holder of this Warrant. In addition, whenever the conversion price or conversion ratio of the Series Preferred shall be adjusted, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the conversion price or ratio of the Series Preferred after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (without regard to Section 13 hereof, by first class mail, postage prepaid) to the holder of this Warrant.

         6. FRACTIONAL SHARES. No fractional shares of Series Preferred will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value of the Series Preferred on the date of exercise as reasonably determined in good faith by the Company's Board of Directors.

         7. COMPLIANCE WITH ACT; DISPOSITION OF WARRANT OR SHARES OF SERIES PREFERRED.

                  (a) COMPLIANCE WITH ACT. The holder of this Warrant, by acceptance hereof, agrees that this Warrant, and the shares of Series Preferred to be issued upon exercise hereof and any Common Stock issued upon conversion thereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant, or any shares of Series Preferred to be issued upon exercise hereof or any Common Stock issued upon conversion thereof except under circumstances which will not result in a violation of the Act or any applicable state securities laws.

Upon exercise of this Warrant, unless the Shares being acquired are registered under the Act and any applicable state securities laws or an exemption from such registration is available, the holder hereof shall confirm in writing that the shares of Series Preferred so purchased (and any shares of Common Stock issued upon conversion thereof) are being acquired for investment and not with a view toward distribution or resale in violation of the Act and shall confirm such other matters related thereto as may be reasonably requested by the Company. This Warrant and all shares of Series Preferred issued upon exercise of this Warrant and all shares of Common Stock issued upon conversion thereof (unless registered under the Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

"THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO,
(ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATIONS ARE NOT REQUIRED, (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THE WARRANT UNDER WHICH THESE SECURITIES WERE ISSUED, DIRECTLY OR INDIRECTLY."

         Said legend shall be removed by the Company, upon the request of a holder, at such time as the restrictions on the transfer of the applicable security shall have terminated. In addition, in connection with the issuance of this Warrant, the holder specifically represents to the Company by acceptance of this Warrant as follows:

                           (1)      The holder is aware of the Company's
business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. The holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Act. By executing this Warrant, the holder further represents as of the Date of Grant that the holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Shares or this Warrant.

                           (2)      The holder is a holder in securities of
companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its holding and has such knowledge ad experience in financial and business matters that it is capable of evaluating the merits and risks of the acquisition of this Warrant and the Shares.

                           (3)      The holder understands that this Warrant has
not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the holder's investment intent as expressed herein.

                           (4)      The holder further understands that this
Warrant must be held indefinitely unless subsequently registered under the Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available. The holder is aware of the provisions of Rule 144, promulgated under the Act.

                           (5)      The holder is an "accredited investor" as
such term is defined in Rule 501 of Regulation D promulgated under the Act.

                  (b) DISPOSITION OF WARRANT OR SHARES. With respect to any offer, sale or other disposition of this Warrant or any shares of Series Preferred acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or shares, the holder hereof agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, or other evidence, if reasonably satisfactory to the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state securities law then in effect) of this Warrant or such shares of Series Preferred or Common Stock and indicating whether or not under the Act certificates for this Warrant or such shares of Series Preferred to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Upon receiving such written notice and reasonably satisfactory opinion or other evidence, the Company, as promptly as practicable but no later than fifteen (15) days after receipt of the written notice, shall notify such holder that such holder may sell or otherwise dispose of this Warrant or such shares of Series Preferred or Common Stock, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 7(b) that the opinion of counsel for the holder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly with details thereof after such determination has been made. Notwithstanding the foregoing, this Warrant or such shares of Series Preferred or Common Stock may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 or 144A under the Act, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 or 144A have been satisfied. Each certificate representing this Warrant or the shares of Series Preferred thus transferred (except a transfer pursuant to Rule 144 or 144A) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

                  (c) APPLICABILITY OF RESTRICTIONS. Neither any restrictions of any legend described in this Warrant nor the requirements of
Section 7(b) above shall apply to any transfer of, or grant of a security interest in, this Warrant (or the Series Preferred or Common Stock obtainable upon exercise thereof) or any part hereof (i) to a partner of the holder if the holder is a partnership or to a member of the holder if the holder is a limited liability company, (ii) to a partnership of which the holder is a partner or to a limited liability company of which the holder is a member, or (iii) to any affiliate of the holder if the holder is a corporation; PROVIDED,

HOWEVER, in any such transfer, if applicable, the transferee shall on the Company's request agree in writing to be bound by the terms of this Warrant as if an original holder hereof.

         8. RIGHTS AS SHAREHOLDERS; INFORMATION. No holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of Series Preferred or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein. Notwithstanding the foregoing, the Company will transmit to the holder of this Warrant such information, documents and reports as are generally distributed to the holders of any class or series of the securities of the Company concurrently with the distribution thereof to the shareholders.

         9. MARKET STAND-OFF AGREEMENT. During the time period not to exceed 180 days specified by the Company and an underwriter of securities of the Company, following the effective date of a registration statement of the Company filed under the Act (the "Lock-up"), the holder shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to transferees or donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; PROVIDED, HOWEVER, that this Section 9 shall be applicable
(a) only to the first such registration statement of the Company pursuant to which Common Stock (or other securities) of the Company are to be sold on its behalf to the public in an underwritten offering, and (b) only if all officers and directors of the Company enter into similar agreements, and (c) such underwriters certify to the holder of this Warrant in writing that (1) they have determined that the holder must be so bound during the Lock-up or it would have a material negative impact on the offering, and (2) all other holders of warrants of the Company have agreed to be similarly restricted. In order to enforce the foregoing covenant, the Company may impose stop-transfer restrictions with respect to the Shares of the holder (and the shares or securities of every person subject to the foregoing restriction) until the end of such period

         10.      ADDITIONAL RIGHTS.

                  10.1 ACQUISITION TRANSACTIONS. The Company shall provide the holder of this Warrant with at least twenty (20) days' written notice prior to closing thereof of the terms and conditions of any of the following transactions (to the extent the Company has notice thereof): (i) the sale, lease, exchange, conveyance or other disposition of all or substantially all of the Company's property or business, or (ii) its merger into or consolidation with any other corporation (other than a wholly-owned subsidiary of the Company), or any transaction (including a merger or other reorganization) or series of related transactions, in which more than 50% of the voting power of the Company is disposed of.

                  10.2     RIGHT TO CONVERT WARRANT INTO STOCK: NET ISSUANCE.

                           (a)      RIGHT TO CONVERT. In addition to and without
limiting the rights of the holder under the terms of this Warrant, the holder shall have the right to convert this Warrant or any portion thereof (the "Conversion Right") into shares of Series Preferred (or Common Stock if the Series Preferred has been automatically converted into Common Stock) as provided in this Section 10.2 at any time or from time to time during the term of this Warrant. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to the holder (without payment by the holder of any exercise price or any cash or other consideration) that number of shares of fully paid and nonassessable Series Preferred (or Common Stock if the Series Preferred has been automatically converted into Common Stock) as is determined according to the following formula:

         X=   B - A
              -----
                Y

         Where:     X =    the number of shares of Series Preferred (or Common
                           Stock if the Series Preferred has been automatically converted to Common Stock) that shall be issued to holder

                    Y = the fair market value of one share of Series Preferred (or Common Stock if the Series Preferred has been automatically converted to Common Stock)

                    A = the aggregate Warrant Price of the specified number of Converted Warrant Shares immediately prior to the exercise of the Conversion Right (i.e., the number of Converted Warrant Shares multiplied by the Warrant Price)

                    B = the aggregate fair market value of the specified number of Converted Warrant Shares (i.e., the number of Converted Warrant Shares MULTIPLIED BY the fair market value of one Converted Warrant Share)

         No fractional shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as hereinafter defined). For purposes of Section 9 of this Warrant, shares issued pursuant to the Conversion Right shall be treated as if they were issued upon the exercise of this Warrant.

                  (b) METHOD OF EXERCISE. The Conversion Right may be exercised by the holder by the surrender of this Warrant at the principal office of the Company together with a written statement (which may be in the form of Exhibit A-1 or Exhibit A-2 hereto) specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in Section 10.2(a) hereof as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"), and, at the election of the holder hereof, may be made contingent upon the closing of the sale of the Company's Common Stock to the public in a public offering pursuant to a Registration Statement under the Act (a "Public Offering"). Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant evidencing the balance of the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the holder within thirty (30) days following the Conversion Date.

                  (c) DETERMINATION OF FAIR MARKET VALUE. For purposes of this Section 10.2, "fair market value" of a share of Series Preferred (or Common Stock if the Series Preferred has been automatically converted into Common Stock) as of a particular date (the "Determination Date") shall mean:

                           (i)      If the Conversion Right is exercised in
connection with and contingent upon a Public Offering, and if the Company's Registration Statement relating to such Public Offering ("Registration Statement") has been declared effective by the Securities and Exchange Commission, then the initial "Price to Public" specified in the final prospectus with respect to such offering.

                           (ii)     If the Conversion Right is not exercised in
connection with and contingent upon a Public Offering, then as follows:

                  (A) If traded on a securities exchange, the fair market value of the Common Stock shall be deemed to be the average of the closing prices of the Common Stock on such exchange over the 30-day period ending five business days prior to the Determination Date, and the fair market value of the Series Preferred shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Series Preferred is then convertible;

                  (B) If traded on the Nasdaq Stock Market or other over-the-counter system, the fair market value of the Common Stock shall be deemed to be the average of the closing bid prices of the Common Stock over the 30-day period ending five business days prior to the Determination Date, and the fair market value of the Series Preferred shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Series Preferred is then convertible; and

                  (C) If there is no public market for the Common Stock, then fair market value shall be determined by the Board of Directors of the Company acting in good faith.

         10.3 EXERCISE PRIOR TO EXPIRATION. To the extent this Warrant is not previously exercised as to all of the Shares subject hereto, and if the fair market value of one share of the Series Preferred is greater than the Warrant Price then in effect, this Warrant shall be deemed automatically exercised pursuant to Section 10.2 above (even if not surrendered) immediately before its expiration. For purposes of such automatic exercise, the fair market value of one share of the Series Preferred upon such expiration shall be determined pursuant to Section 10.2(c). To the extent this Warrant or any portion thereof is deemed automatically exercised pursuant to this

Section 10.3, the Company agrees to promptly notify the holder hereof of the number of Shares, if any, the holder hereof is to receive by reason of such automatic exercise.

         11. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the holder of this Warrant as follows:

                  (a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies;

                  (b) The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and non-assessable;

                  (c) The rights, preferences, privileges and restrictions granted to or imposed upon the Series Preferred and the holders thereof are as set forth in the Charter, and on the Date of Grant, each share of the Series Preferred represented by this Warrant is convertible into one share of Common Stock;

                  (d) The shares of Common Stock issuable upon conversion of the Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms of the Charter will be validly issued, hilly paid and nonassessable;

                  (e) The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Charter or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person, except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby; and

                  (f) There are no actions, suits, audits, investigations or proceedings pending or, to the knowledge of the Company, threatened against the Company in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Company to perform its obligations under this Warrant.

                  (g) The number of shares of Common Stock of the Company outstanding on the date hereof, on a fully diluted basis (assuming the conversion of all outstanding convertible securities and the exercise of all outstanding options and warrants), does not exceed [________] shares.

         12. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

         13. NOTICES. Any notice, request, communication or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant.

         14. BINDING EFFECT ON SUCCESSORS. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to the Series Preferred issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof.

         15. LOST WARRANTS OR STOCK CERTIFICATES. The Company covenants to the holder hereof that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

         16. DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which parry drafted this Warrant.

         17. GOVERNING LAW. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California (without giving effect to principles of conflicts of laws).

         18. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. All representations and warranties of the Company and the holder hereof contained herein shall survive the Date of Grant, the exercise or conversion of this Warrant (or any part hereof) or the termination or expiration of rights hereunder. All agreements of the Company and the holder hereof contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

         19. REMEDIES. In case any one or more of the covenants and agreements contained in this Warrant shall have been breached, the holders hereof (in the case of a breach by the Company), or the Company (in the case of a breach by a holder), may proceed to protect and enforce their or its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Warrant.

         20. NO IMPAIRMENT OF RIGHTS. The Company will not, by amendment of its Charter or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

         21. SEVERABILITY. The invalidity or unenforceability of any provision of this Warrant in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Warrant, which shall remain in full force and effect.

         22. RECOVERY OF LITIGATION COSTS. If any legal action or other proceeding is brought for the enforcement of this Warrant, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Warrant, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

         23. ENTIRE AGREEMENT; MODIFICATION. This Warrant constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.

         The Company has caused this Warrant to be duly executed and delivered as of the Date of Grant specified above.

                                       DIGIRAD CORPORATION



                                       By
                                         ---------------------------------------

                                       Title
                                            ------------------------------------

                                       Address:  9350 Trade Place
                                       San Diego, CA 92121



                                       MEIER MITCHELL & COMPANY




                                       By
                                         ---------------------------------------

                                       Title
                                            ------------------------------------

                                       Address:  4 Orinday Way, Suite 200B
                                       Orinda, CA  94563

                                   EXHIBIT A-1

                               NOTICE OF EXERCISE

To:      DIGIRAD CORPORATION (the "Company")

         1.       The undersigned hereby:

                  / / elects to purchase_________ shares of [Series Preferred Stock] [Common Stock] of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, or

                  / / elects to exercise its net issuance rights pursuant to Section 10.2 of the attached Warrant with respect to __________ Shares of [Series Preferred Stock] [Common Stock].

         2. Please issue a certificate or certificates representing _________ shares in the name of the undersigned or in such other name or names as are specified below:

                      ------------------------------------
                                     (Name)

                      ------------------------------------

                      ------------------------------------
                                    (Address)

         3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, all except as in compliance with applicable securities laws.


                                          --------------------------------------
                                          (Signature)

---------------------------
          (Date)

                                   EXHIBIT A-2

                               NOTICE OF EXERCISE


To:      DIGIRAD CORPORATION (the "Company")

         1. Contingent upon and effective immediately prior to the closing (the "Closing") of the Company's public offering contemplated by the Registration Statement on Form S___, filed ________, 19___, the undersigned hereby:

         / /      elects to purchase __________ shares of [Series Preferred
Stock] [Common Stock] of the Company (or such lesser number of shares as may be sold on behalf of the undersigned at the Closing) pursuant to the terms of the attached Warrant, or

         / /      elects to exercise its net issuance rights pursuant to Section
10.2 of the attached Warrant with respect to _______ Shares of [Series Preferred Stock] [Common Stock].

         2. Please deliver to the custodian for the selling shareholders a stock certificate representing such _________ shares.

         3. The undersigned has instructed the custodian for the selling shareholders to deliver to the Company $_______or, if less, the net proceeds due the undersigned from the sale of shares in the aforesaid public offering. If such net proceeds are less than the purchase price for such shares, the undersigned agrees to deliver the difference to the Company prior to the Closing.


                                           -------------------------------------
                                           (Signature)


-----------------
     (Date)

                                    EXHIBIT B
                                     CHARTER

                           CERTIFICATE OF AMENDMENT TO
                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                             OF DIGIRAD CORPORATION,
                             a Delaware Corporation


         Digirad Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"),

     DOES HEREBY CERTIFY:

         FIRST:   That resolutions were duly adopted by the Board of Directors of the Corporation setting forth a proposed amendment to the existing Amended and Restated Certificate of Incorporation of the Corporation, and declaring said amendment to be advisable and recommended for approval by the stockholders of the Corporation. The resolutions setting forth the proposed amendment are as follows:

         RESOLVED, FURTHER, that Paragraph A and Paragraph B, Section 1 of
         ARTICLE IV of the Amended and Restated Certificate of Incorporation of this Corporation is hereby amended to read in its entirety as follows:

                           A. CLASSES OF STOCK. This Corporation is authorized to issue two (2) classes of shares, to be designated "Common" and "Preferred" and referred to herein as the "Common Stock" or the "Preferred Stock" respectively. The total number of shares of Common Stock the Corporation is authorized to issue is Twenty-Seven Million (27,000,000). The par value is $0.001 per share. The total number of shares of Preferred Stock the Corporation is authorized to issue is Eighteen Million Six Hundred Ninety Thousand Eight Hundred Thirty-Nine (18,690,839). The par value is $0.001 per share.

                                    The Board of Directors of the Corporation
                  may divide the Preferred Stock into any number of series. The Board of Directors shall fix the designation and number of shares of each such series. The Board of Directors may determine and alter the rights, preferences, privileges and restrictions granted to and imposed upon any wholly unissued series of the Preferred Stock. The Board of Directors (within the limits and restrictions of any resolution adopted by it, originally fixing the number of shares of any series) may increase or decrease the number of shares of any such series after the issue of shares of that series, but not below the number of then outstanding shares of such series.

                           B.       Rights, Preferences, Privileges and
                  Restrictions of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock.

                                    1.       Designation of Series A Preferred
                  Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock.

                                             Two Million Two Hundred Fifty
                  Thousand (2,250,000) shares of Preferred Stock are designated Series A Preferred Stock (the "Series A Preferred Stock") with the rights, preferences and privileges specified herein. Two Million Two Hundred Eighty-One Thousand (2,281,000) shares of Preferred Stock are designated Series B Preferred Stock (the "Series B Preferred Stock") with the rights, preferences and privileges specified herein. Four Million Eight Hundred Thousand (4,800,000) shares of Preferred Stock are designated Series C Preferred Stock (the "Series C Preferred Stock") with the rights, preferences and privileges specified herein. Eight Million Six Hundred Sixty-Eight Thousand One Hundred Forty (8,668,140) shares of Preferred Stock are designated Series D Preferred Stock (the "Series D Preferred Stock"). Six Hundred Ninety-One Thousand Six Hundred Ninety-Nine (691,699) shares of Preferred Stock are designated Series E Preferred Stock (the "Series E Preferred Stock"). As used in this Article IV, Division B, the term "Preferred Stock" shall refer to the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock."

         SECOND: That, thereafter, the stockholders of said Corporation approved the amended by written consent in accordance with Section 228 of the Delaware General Corporation Law.


         THIRD:   That said amendment was duly approved in accordance with the provisions of Section 242 of the Delaware General Corporation Law.


         FOURTH: That the capital of said Corporation shall not be reduced under or by reason of said amendment.

         IN WITNESS WHEREOF, Digirad Corporation, has caused this certificate to be signed by Scott Huennekens, its President, on this 27th day of October, 1999.



                                       /s/ Scott Huennekens
                                       -----------------------------------------
                                       Scott Huennekens, President

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                               DIGIRAD CORPORATION


         Digirad Corporation, a corporation organized and existing under the laws of the state of Delaware, hereby certifies as follows:

         1. The name of the corporation is Digirad Corporation. The date the Corporation filed its original Certificate of Incorporation with the Secretary of State was January 2, 1997.

         2. This Amended and Restated Certificate of Incorporation restates and amends the provisions of the original Certificate of Incorporation of this Corporation as heretofore in effect and was duly adopted by the Corporation's Board of Directors in accordance with Sections 241 and 245 of the General Corporation Law of the State of Delaware.

         3. The text of the Certificate of Incorporation is hereby amended and restated to read as herein set forth in full:

                                    ARTICLE I

         The name of the Corporation (hereinafter called "Corporation") is Digirad Corporation.

                                   ARTICLE II

         The address of the registered office of the Corporation in the State of Delaware is 30 Old Rudnick Lane, City of Dover, County of Kent 19901, and the name of the registered agent of the Corporation in the State of Delaware at such address is CorpAmerica, Inc.

                                   ARTICLE III

         The purpose of this Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE IV

         A.       CLASSES OF STOCK. This Corporation is authorized to issue two
(2) classes of shares, to be designated "Common" and "Preferred" and referred to herein as the "Common Stock" or the "Preferred Stock" respectively. The total number of shares of Common Stock the Corporation is authorized to issue is twenty-five million four hundred ninety-four thousand seventy-one (25,494,071). The par value is $0.001 per share. The total number of shares of Preferred Stock the Corporation is authorized to issue is eighteen million four hundred ninety-three thousand two hundred eleven (18,493,211). The par value is $0.001 per share.

                  The Board of Directors of the Corporation may divide the Preferred Stock into any number of series. The Board of Directors shall fix the designation and number of shares of each such series. The Board of Directors may determine and alter the rights, preferences, privileges and restrictions granted to and imposed upon any wholly unissued series of the Preferred Stock. The Board of Directors (within the limits and restrictions of any resolution adopted by it, originally fixing the number of shares of any series) may increase or decrease the number of shares of any such series after the issue of shares of that series, but not below the number of then outstanding shares of such series.

         B. Rights, Preferences, Privileges and Restrictions of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock.

                  1. Designation of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock.

                           Two Million Two Hundred Fifty Thousand (2,250,000)
shares of Preferred Stock are designated Series A Preferred Stock (the "Series A Preferred Stock") with the rights, preferences and privileges specified herein. Two Million Two Hundred Eighty-One Thousand (2,281,000) shares of Preferred Stock are designated Series B Preferred Stock (the "Series B Preferred Stock") with the rights, preferences and privileges specified herein. Four Million Eight Hundred Thousand (4,800,000) shares of Preferred Stock are designated Series C Preferred Stock (the "Series C Preferred Stock") with the rights, preferences and privileges specified herein. Eight million six hundred sixty-eight thousand one hundred forty (8,668,140) shares of Preferred Stock are designated Series D Preferred Stock (the "Series D Preferred Stock"). Four hundred ninety-four thousand seventy-one (494,071) shares of Preferred Stock are designated Series E Preferred Stock (the "Series E Preferred Stock"). As used in this Article IV, Division B, the term "Preferred Stock" shall refer to the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock.

                  2.       DIVIDEND PROVISIONS.

                           The holders of shares of Preferred Stock shall be
entitled to receive non-cumulative dividends, out of any assets legally available therefor, prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock of this Corporation) on the Common Stock or any other junior equity security of this Corporation, at the rate of $.10 per share of Series A Preferred Stock, $.11 per share of Series B Preferred Stock, $.125 per share of Series C Preferred Stock, $.23073 per share of Series D Preferred Stock and $.3036 per share of Series E Preferred Stock per annum plus an amount equal to that paid on outstanding shares of Common Stock of this Corporation, whenever funds are legally available therefor, payable quarterly when, as and if declared by the Board of Directors and shall be non-cumulative. Dividends, if declared, must be declared and paid with respect to all series of Preferred Stock contemporaneously, and if less than full dividends are declared, the same percentage of the dividend rate will be payable to each series of Preferred Stock.

                  3.       LIQUIDATION PREFERENCE.

                           (a)      In the event of any liquidation, dissolution
or winding up of this Corporation, either voluntary or involuntary, the holders of Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of this Corporation to the holders of Common Stock or any other junior equity security by reason of their ownership thereof an amount for each share of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, respectively, held by such holder equal to the sum of (i) $1.00 for each such outstanding share of Series A Preferred Stock (the "Original Series A Issue Price"), (ii) $1.10 for each such outstanding share of Series B Preferred Stock (the "Original Series B Issue Price"), (iii) $1.25 for each such outstanding share of Series C Preferred Stock (the "Original Series C Issue Price"), (iv) $2.3073 for each outstanding share of Series D Preferred Stock (the "Original Series D Issue Price"), (v) $3.036 for each outstanding share of Series E Preferred Stock (the "Original Series E Issue Price") and (vi) in each case, an amount equal to all declared but unpaid dividends on each such share. If upon the occurrence of such an event the assets and funds thus distributed among the holders of the Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire assets and funds of this Corporation legally available for distribution shall be distributed, ratably among the holders of the Preferred Stock in proportion to the product of the liquidation preference of each such share and the number of such shares owned by each such holder.

                           (b)      Upon the completion of the distribution
required by subsection 3(a) above, if assets remain in the Corporation, the holders of the Common Stock shall receive an amount equal to $.21 per share (adjusted to reflect any subsequent stock splits, stock dividends, or other recapitalizations) for each share of Common Stock held by them. If, upon the occurrence of such event, the assets and funds thus distributed among the holders of the Common Stock shall be insufficient to permit payment to such holders of the full aforesaid preferential amounts, then the entire assets and funds of this Corporation legally available for distribution (after giving effect to the distribution referred to in Section 3(a) hereof) shall be distributed ratably among the holders of the Common Stock in proportion to the amount of such stock owned by each such holder.

                           (c)      After the distributions described in
subsections 3(a) and (b) have been paid, the remaining assets of this Corporation available for distribution to stockholders shall be distributed among the holders of Preferred Stock and Common Stock pro rata based on the number of shares of Common Stock held by each (assuming conversion of all such Preferred Stock).

                  4.       REDEMPTION.

                           (a)      The outstanding Preferred Stock shall be
redeemable as provided in this Section 4. The Series A Redemption Price shall be the total amount equal to $1.00 per share of Series A Preferred Stock to be redeemed together with any declared but unpaid dividends on such shares to the Redemption Date (as such term is hereinafter defined). The Series B Redemption Price shall be the total amount equal to $1.10 per share of Series B Preferred Stock to be redeemed together with any declared but unpaid dividends on such shares to the Redemption Date. The Series C Redemption Price shall be the total amount equal to $1.25 per share of Series C Preferred Stock to be redeemed together with any declared but unpaid dividends on such shares to the Redemption Date. The Series D Redemption Price shall be the total amount equal to $2.3073 per share of Series D Preferred Stock to be redeemed together with any declared but unpaid dividends on such shares to the Redemption Date. The Series E Redemption Price shall be the total amount equal to $3.036 per share of Series E Preferred Stock to be redeemed together with any declared but unpaid dividends on such shares to the Redemption Date.

                           (b)      On or at any time after July 31, 2004, upon
the receipt by this Corporation from the holders of at least 66-2/3% of the then outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, voting as a single class, of a written request for redemption hereunder of their respective shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (the "Redemption Request"), this Corporation shall, from any source of funds legally available therefor, redeem all of the shares of Preferred Stock by paying in cash therefor a sum equal to the Series A Redemption Price, the Series B Redemption Price, the Series C Redemption Price, the Series D Redemption Price and the Series E Redemption Price, respectively.

                           (c)      (i)     At least 15, but no more than 30,
days prior to the date fixed for any redemption of the Preferred Stock (the "Redemption Date"), which Redemption Date shall be no later than 45 days following the Corporation's receipt of the Redemption Request, written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock to be redeemed at the address last shown on the records of this Corporation for such holder or given by the holder to this Corporation for the purpose of notice or if no such address appears or is given, at the place where the principal executive office of this Corporation is located, notifying such holder of the redemption to be effected, specifying the number of shares to be redeemed from such holder, the Redemption Date, the Series A Redemption Price, the Series B Redemption Price, the Series C Redemption Price, the Series D Redemption Price or the Series E Redemption Price as the case may be, the place at which payment may be obtained and the date on which such holder's Conversion Rights (as hereinafter defined) as to such shares, terminating and calling upon such holder to surrender to this Corporation, in the manner and at the place designated, such holder's certificate or certificates representing the shares to be redeemed (the "Redemption Notice"). Except as provided in subsection 4(c)(iii), on or after the Redemption Date, each holder of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock to be redeemed shall surrender to this Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the Series A Redemption Price, Series B Redemption Price, Series C Redemption Price, the Series D Redemption Price or the Series E Redemption Price, as the case may be, of such shares shall be payable, to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

                                    (ii)    If the funds of the Corporation
legally available for redemption of outstanding shares of Preferred Stock on any Redemption Date are insufficient to redeem the total number of shares of Preferred Stock to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of such shares ratably among the holders of (A) first, such shares of Series B, Series C, Series D and Series E Preferred Stock to be redeemed, and (B) second, such shares of Series A Preferred Stock to be redeemed. The shares of Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of this Corporation are legally available for the redemption of shares of Preferred Stock, such funds shall immediately be used to redeem the balance of the shares which this Corporation has become obligated to redeem on any Redemption Date but which it has not redeemed.

                                    (iii)   From and after the Redemption Date,
unless there shall have been a default in payment of the applicable Series A Redemption Price, Series B Redemption Price, Series C Redemption Price, Series D Redemption Price or the Series E Redemption Price, all rights of the holders of such shares as holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (except the right to receive the Series A Redemption Price, Series B Redemption Price, Series C Redemption Price, Series D Redemption Price or the Series E Redemption Price, without interest, upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of this Corporation or be deemed to be outstanding for any purpose whatsoever.

                                    (iv)    At least three days prior to the
Redemption Date, this Corporation shall deposit the Series A Redemption Price, Series B Redemption Price, Series C Redemption Price, Series D Redemption Price and Series E Redemption Price of all outstanding shares of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, designated for redemption in the Redemption Notice, and not yet redeemed or converted, with a bank or trust company having aggregate capital and surplus in excess of $50,000,000, as a trust fund for the benefit of the holders of the shares designated for redemption and not yet redeemed. Simultaneously, this Corporation shall deposit irrevocable instructions and authority to such bank or trust company to pay, on and after the Redemption Date or prior thereto, the Series A Redemption Price, Series B Redemption Price, Series C Redemption Price, Series D Redemption Price and Series E Redemption Price, as the case may be, to the holders thereof upon surrender of their certificates. Any monies deposited by this Corporation pursuant to this subsection 4(c)(iv) for the redemption of shares which are thereafter converted into shares of Common Stock pursuant to Section 5 hereof no later than the close of business on the Redemption Date shall be returned to this Corporation forthwith upon such conversion. The balance of any monies deposited by this Corporation pursuant to this subsection 4(c)(iv) remaining unclaimed at the expiration of two years following the Redemption Date shall thereafter be returned to this Corporation, provided that the stockholder to which such monies would be payable hereunder shall be entitled, upon proof of its ownership of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, as the case may be, and payment of any bond requested by this Corporation, to receive such monies but without interest from the Redemption Date.

                  5. CONVERSION. The holders of Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

                           (a)      RIGHT TO CONVERT.

                                    (i)     Subject to subsection 5(c), each
outstanding share of Preferred Stock shall be convertible, at the option of the holder thereof at any time after the date of issuance of such share (and on or prior to the fifth day prior to the Redemption Date, if any, as may have been fixed in any Redemption Notice), at the office of this Corporation or any transfer agent for such series of Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Series A Issue Price, the Original Series B Issue Price, the Original Series C Issue Price, the Original Series D Issue Price and the Original Series E Issue Price, respectively, by the Conversion Price at the time in effect for such series or shares of such series. The initial Conversion Price per share for shares of Preferred Stock shall be the Original Series A Issue Price, the Original Series B Issue Price, the Original Series C Issue Price, the Original Series D Issue Price and the Original Series E Issue Price, respectively, provided, however, that the Conversion Prices for the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock shall be subject to adjustment as set forth in subsection 5(c).

                                    (ii)    Each outstanding share of Preferred
Stock shall automatically be converted into shares of Common Stock at the Conversion Price at the time in effect for such shares immediately upon:

                                            (A)      the closing of this
Corporation's sale of its Common Stock in a bona fide, firm commitment underwritten public offering registered under the Securities Act of 1933, as amended (the "Securities Act"), which results in aggregate gross offering proceeds to this Corporation of at least $15,000,000, at a public offering price of not less than $7.50 per share (adjusted to reflect subsequent stock dividends, stock splits or recapitalizations) (a "Qualifying Public Offering"); or

                                            (B)      the approval of (i)
holders of at least 75% of the then outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, voting together as a single class and (ii) holders of not less than 60% of the Series D Preferred Stock voting as a class.

                           (b)      MECHANICS OF CONVERSION.  Before any holder
of Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of this Corporation or of any transfer agent for such stock, and shall be given written notice by mail postage prepaid, to this Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of such series of Preferred

Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act, the conversion may, at the option of any holder tendering shares of such series of Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of shares of such series of Preferred Stock shall not be deemed to have converted such shares of such series of Preferred Stock until immediately prior to the closing of such sale of securities.

                           (c)      CONVERSION PRICE ADJUSTMENTS OF THE
PREFERRED STOCK. The Conversion Prices of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock shall be subject to adjustment from time to time as follows:

                                    (i)     (A)      If this Corporation shall
issue any Additional Stock (as defined below) without consideration or for a consideration per share less than the Conversion Price for shares of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock in effect immediately prior to the issuance of such Additional Stock, the new Conversion Price for such shares of such series of Preferred Stock shall be determined by multiplying the Conversion Price for such series of Preferred Stock in effect immediately prior to the issuance of Additional Stock by a fraction:

                                                     (x)      the numerator of
         which shall be the number of shares of Common Stock outstanding immediately prior to such issuance (for purposes of this calculation only, including the number of shares of Common Stock then issuable upon the conversion of all outstanding shares of Preferred Stock at the Conversion Price for such shares in effect immediately prior to such issuance of Additional Stock) plus the number of shares of Common Stock equivalents which the aggregate consideration received by this Corporation for the shares of such Additional Stock so issued would purchase at the Conversion Price in effect at the time for the shares of the series of Preferred Stock with respect to which the adjustment is being made; and

                                                     (y)      the denominator of
         which shall be the number of shares of Common Stock outstanding immediately prior to such issuance (for purposes of this calculation only, including the number of shares of Common Stock then issuable upon the conversion of all outstanding shares of Preferred Stock at the Conversion Price for such shares in effect immediately prior to such issuance of Additional Stock) plus the number of such shares of Additional Stock so issued.

                           Any series of issuances of Additional Stock
                  consisting of Common Stock or the same series of Preferred Stock, issued at the same price and within a six-month period, shall be treated as one issuance of Additional Stock for the purposes of this calculation.

                                            (B)      No adjustment of the
Conversion Price for such series of Preferred Stock shall be made in an amount less than one cent per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three years from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in subsections 5(c)(i)(E)(3) and (c)(i)(E)(4), no adjustment of such Conversion Price for such series of Preferred Stock pursuant to this subsection 5(c)(i) shall have the effect of increasing the Conversion Price for such series of Preferred Stock above the Conversion Price for such series in effect immediately prior to such adjustment.

                                            (C)      In the case of the issuance
of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by this Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

                                            (D)      In the case of the issuance
of the Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors irrespective of any accounting treatment.

                                            (E)      In the case of the issuance
of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities (which are not excluded from the definition of Additional Stock), the following provisions shall apply:

                                                     (1)      The aggregate
maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections 5(c)(i)(C) and (c)(i)(D)), if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby.

                                                     (2)      The aggregate
maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by this Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by this Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections 5(c)(i)(C) and
(c)(i)(D)).

                                                     (3)      In the event of
any change in the number of shares of Common Stock deliverable or any increase in the consideration payable to this Corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Conversion Price of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, as the case may be, obtained with respect to the adjustment which was made upon the issuance of such options, rights or securities, and any subsequent adjustments based thereon shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities; provided, however, that this section shall not have any effect on any conversion of such series of Preferred Stock prior to such change or increase.

                                                     (4)      Upon the
expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, as the case may be, obtained with respect to the adjustment which was made upon the issuance of such options, rights or securities or options or rights related to such securities, and any subsequent adjustments based thereon, shall be recomputed to reflect the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities; provided, however, that this section shall not have any effect on any conversion of such series of Preferred Stock prior to such expiration or termination.

                                    (ii)    "Additional Stock" shall mean any
shares of Common Stock issued (or deemed to have been issued pursuant to subsection 5(c)(i)(e)) by this Corporation after June 22, 1998, other than:

                                            (A)      Common Stock issued
pursuant to a transaction described in subsection 5(c)(iii) hereof, or

                                            (B)      3,454,860 shares of Common
Stock, net of repurchases and the cancellation or expiration of options, issued or issuable to employees, directors, consultants or advisors of this Corporation under stock option and restricted stock purchase agreements approved by the Board of Directors commencing as of May 1994, and such other number of shares of Common Stock as may be fixed from time to time by the Board of Directors and approved by a majority of then outstanding Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, voting as a single class, issued or issuable to employees, directors, consultants or advisors of this Corporation under stock option and restricted stock purchase agreements approved by the Board of Directors, or

                                            (C)      Common Stock issued or
issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock.

                                    (iii)   In the event this Corporation
should at any time or from time to time after the effective date hereof fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price for the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, as the case may be, shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of outstanding shares determined in accordance with subsection 5(c)(i)(E).

                                    (iv)    If the number of shares of Common
Stock outstanding at any time after the effective date hereof is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, as the case may be, shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

                           (d)      OTHER DISTRIBUTIONS.  In the event this
Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by this Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection 5(c)(iii), then, in each such case for the purpose of this subsection 5(d), the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of this Corporation into which their shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, as the case may be, are convertible as of the record date fixed for the determination of the holders of Common Stock of this Corporation entitled to receive such distribution.

                           (e)      RECAPITALIZATIONS.  If at any time or
from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 5 or Section 6) provision shall be made so that the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, shall thereafter be entitled to receive upon conversion of such series of Preferred Stock the number of shares of stock or other securities or property of this Corporation or otherwise, to which a holder of

Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 with respect to the rights of the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, after the recapitalization to the end that the provisions of this
Section 5 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of such series of Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

                           (f)      NO IMPAIRMENT.  This Corporation will
not, by amendment of its Certificate of Incorporation or through any reorganization, revitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock against impairment.

                           (g)      FRACTIONAL SHARES AND CERTIFICATE AS TO
ADJUSTMENTS.

                                    (i)     No fractional shares shall be
issued upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of such series of Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

                                    (ii)    Upon the occurrence of each
adjustment or, readjustment of the Conversion Price of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, as the case may be, pursuant to this
Section 5, this Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, or instrument convertible into shares of any such series of Preferred Stock, as the case may be, a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This Corporation shall, upon the written request furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of such series of Preferred Stock.

                           (h)      NOTICES OF RECORD DATE.  In the event of
any taking by this Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, this Corporation shall mail to each holder of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock at least 20 days prior to the date specified therein, a notice specifying the date on which by such record is to be taken for the purpose of such dividend, distribution or right and the amount and character of such dividend, distribution or right.

                           (i)      RESERVATION OF COMMON STOCK ISSUABLE UPON
CONVERSION. This Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all authorized shares of such series of Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then authorized shares of such series of Preferred Stock, in addition to such other remedies as shall be available to the holders of such series of Preferred Stock, this Corporation will take such corporate action as may, in the opinion of its counsel be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

                           (j)      NOTICES.  Any notice required by the
provisions of this Section 5 to be given to the holders of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock shall be deemed given if deposited in the United States postage prepaid, and addressed to each holder of record at such holder's address appearing on the books of this Corporation.

                  6.       MERGER; CONSOLIDATION.

                           (a)      If at any time after the effective date
hereof there is a merger, consolidation or other corporate reorganization in which stockholders of this Corporation immediately prior to such transaction own less than 50% of the voting securities of the surviving or controlling entity immediately after the transaction, or sale of all or substantially all of the assets of this Corporation (hereinafter, an "Acquisition"), then, as a part of such Acquisition, provision shall be made so that the holders of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and Series E Preferred Stock shall be entitled to receive, prior to any distribution to holders of Common Stock or other junior equity security of the Corporation, the number of shares of stock or other securities or property to be issued to this Corporation or its stockholders resulting from such Acquisition in an amount per share equal to the Original Series A Issue Price, Original Series B Issue Price, Original Series C Issue Price, Original Series D Issue Price and Original Series E Issue Price, as applicable, plus a further amount equal to any dividends declared but unpaid on such shares. Subject to the following sentence, the holders of Common Stock shall thereafter be entitled to receive, pro rata, the remainder of the number of shares of stock or other securities or property to be issued to this Corporation or its stockholders resulting from such Acquisition. Notwithstanding anything to the contrary in this Section 6, in the event the aggregate value of stock, securities and other property to be distributed to this Corporation or its stockholders with respect to an Acquisition is less than $5.25 per share (such dollar amount to be appropriately adjusted to reflect any subsequent stock splits, stock dividends or other recapitalizations) of Common Stock outstanding (for purpose of this calculation only, including in the number of shares of Common Stock outstanding the number of shares of Common Stock then issuable upon conversion of all outstanding Preferred Stock), then the stock, securities or other property shall be distributed among the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, the Series D Preferred Stock, Series E Preferred Stock and the Common Stock according to the provisions of Section 3 hereof as if such Acquisition were deemed a liquidation.

                           (b)      Any securities to be delivered to the
holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, the Series D Preferred Stock, Series E Preferred Stock and Common Stock pursuant to subsection 6(a) above shall be valued as follows:

                                    (i)     Securities not subject to
investment letter or other similar restrictions on free marketability;

                                            (A)      If traded on a
securities exchange, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the 30-day period ending three days prior to the closing;

                                            (B)      If actively traded
over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever are applicable) over the 30-day period ending three days prior to the closing; and

                                            (C)      If there is no active
public market, the value shall be the fair market value thereof, as mutually determined by the Corporation and the holders of not less than a majority of the then outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, the Series D Preferred Stock and Series E Preferred Stock.

                                    (ii)    The method of valuation of
securities subject to investment letter or other restrictions on free marketability shall be to make an appropriate discount from the market value determined as above in subsections 6(b)(i)(A), (B) or (C) to reflect the approximate fair market value thereof, as mutually determined by this Corporation and the holders of a majority of the then outstanding shares of Series A Preferred Stock, Series B Preferred, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, voting as a single class.

                           (c)      In the event the requirements of
subsection 6(a) are not complied with, this Corporation shall forthwith either:

                                    (i)     cause such closing to be
postponed until such time as the requirements of this Section 6 have been complied with, or

                                    (ii)    cancel such transaction, in which
event the rights, preferences and privileges of the holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in subsection 6(d) hereof.

                           (d)      This Corporation shall give each holder
of record of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock written notice of such impending transaction not later than 20 days prior to the stockholders' meeting called to approve such action, or 20 days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section 6, and this Corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place earlier than 20 days after the Corporation has given the first notice provided for herein or earlier than 10 days after the Corporation has given notice of any material changes provided for herein; provided, however, that such periods may be shortened upon the written consent of the holders of a majority of the then outstanding Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock voting as a class.

                           (e)      The provisions of this Section 6 are in
addition to the protective provisions of Section 8 hereof.

                  7.       VOTING RIGHTS; DIRECTORS.

                           (a)      The holder of each outstanding share of
Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock shall have the right to one vote for each share of Common Stock into which such outstanding Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock could be converted on the record date for the vote or written consent of stockholders. In all cases any fractional share, determined on an aggregate conversion basis, shall be rounded to the nearest whole share. With respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof to notice of any stockholders' meeting in accordance with the bylaws of this Corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote.

                           (b)      Notwithstanding subsection 7(a), (i) so
long as at least fifty percent (50%) of the shares of Series A Preferred Stock and Series B Preferred Stock originally issued remain issued and outstanding, the holders of Series A Preferred Stock and Series B Preferred Stock, voting together as a separate class, shall be entitled to elect one member of the Board of Directors, (ii) so long as at least fifty percent (50%) of the shares of Series C Preferred Stock originally issued remain issued and outstanding, the holders of Series C Preferred Stock, voting as a separate class, shall be entitled to elect one member of the Board of Directors, and (iii) so long as at least fifty percent (50%) of the shares of Series D Preferred Stock originally issued remain issued and outstanding, the holders of Series D Preferred Stock, voting as a separate class, shall be entitled to elect either one or two members of the Board of Directors, as set forth in that certain Amended and Restated Voting Agreement between the Corporation and its stockholders dated on or about August 8, 1997. Any additional directors shall be elected by the holders of Preferred Stock and Common Stock, voting together as one class. In the case of any vacancy in the office of a director elected by the holders of the Series A Preferred Stock and

Series B Preferred Stock, the Series C Preferred Stock or the Series D Preferred Stock pursuant to this subsection 7(b), the holders of a majority of the then voting power of the Series A Preferred Stock and Series B Preferred Stock, the Series C Preferred Stock or the Series D Preferred Stock, as applicable, shall, within sixty (60) days of such vacancy, elect a successor to hold office for the unexpired term of the director whose place shall be vacant. In the case of a vacancy in the office of any other director, the successor of that director shall be elected within sixty (60) days of such vacancy to hold office for the unexpired term of the director whose place shall be vacant, and such successor director shall be elected by the holders of Preferred Stock and Common Stock, voting together as one class. Any director who shall have been so elected may be removed during the aforesaid term of office, whether with or without cause, only by the affirmative vote of the holders of a majority of the voting power of the Series of Preferred Stock which first elected him. This subsection 7(b) shall be void and of no further effect thereafter upon the occurrence of either of the following events:

                                    (i)     the closing of a Qualifying
Public Offering;

                                    (ii)    upon the distribution to the
stockholders pursuant to Section 3 or Section 6 hereof of the net proceeds of the sale of all or substantially all the assets of the Corporation.

                  8.       PROTECTIVE PROVISIONS.

                           (a)      In addition to any approvals required by
law, so long as shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock are outstanding, this Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding voting power of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (voting, as one class, in accordance with Section 7):

                                    (i)     sell, convey, or otherwise
dispose of all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) in which this Corporation is not the surviving corporation or effect any transaction or series of related transactions in which more than fifty percent (50%) of the voting power of this Corporation is disposed of, provided, however, that this restriction shall not apply to any mortgage, deed of trust, pledge or other encumbrance or hypothecation of the Corporation's or any of its subsidiaries' assets for the purpose of securing any contract or obligation; or

                                    (ii)    alter or change the rights,
preferences, privileges or restrictions of the shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock; or

                                    (iii)   increase the authorized number of
shares of Common Stock or Preferred Stock; or

                                    (iv)    create (by reclassification or
otherwise) any new class or series of stock having a preference over, or being on a parity with, the Series A Preferred Stock,

Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock with respect to voting, dividends, redemption or conversion or upon liquidation; or

                                    (v)     pay or declare any dividend on
its Common Stock or any other junior equity security other than a dividend in Common Stock of this Corporation; or

                                    (vi)    change the authorized number of
directors; or

                                    (vii)   do any act or thing which would
result in taxation of the holders of shares of Preferred Stock under section 305(b) of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended).

                           (b)      In addition to any approvals required by
law, so long as shares of Series C Preferred Stock are outstanding, this Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding voting power of and Series C Preferred Stock voting as a single class:

                                    (i)     alter or change the rights,
preferences, privileges or restrictions of the shares of Series C Preferred Stock; or

                                    (ii)    create (by reclassification or
otherwise) any new class or series of stock having a preference over, or being on a parity with, the Series C Preferred Stock with respect to voting, dividends, redemption or conversion or upon liquidation.

                           (c)      In addition to any approvals required by
law, so long as shares of Series D Preferred Stock are outstanding, this Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding voting power of and Series D Preferred Stock voting as a single class:

                                    (i)     sell, convey, or otherwise
dispose of all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) in which this Corporation is not the surviving corporation or effect any transaction or series of related transactions in which more than fifty percent (50%) of the voting power of this Corporation is disposed of, provided, however, that this restriction shall not apply to any mortgage, deed of trust, pledge or other encumbrance or hypothecation of the Corporation's or any of its subsidiaries' assets for the purpose of securing any contract or obligation; or

                                    (ii)    alter or change the rights,
preferences, privileges or restrictions of the shares of Series D Preferred Stock; or

                                    (iii)   increase the authorized number of
shares of Series D Preferred Stock; or

                                    (iv)    increase the authorized number of
directors; or

                                    (v)     create (by reclassification or
otherwise) any new class or series of stock having a preference over, or being on a parity with, the Series D Preferred Stock with respect to voting, dividends, redemption or conversion or upon liquidation.

                           (d)      In addition to any approvals required by
law, so long as shares of Series E Preferred Stock are outstanding, this Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding voting power of and Series E Preferred Stock voting as a single class:

                                    (i)  materially or adversely alter or
change the rights, preferences or privileges of the shares of Series E Preferred Stock as a separate series in a manner that is dissimilar and disproportionate relative to the manner in which the rights, preferences or privileges of the other series of Preferred Stock are altered, or

                                    (ii)  increase the authorized number of
shares of Series E Preferred Stock.

                  9. STATUS OF REDEEMED OR CONVERTED STOCK. In the event any shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock shall be redeemed or converted pursuant to Section 4 or 5 hereof the shares so redeemed or converted shall be cancelled and shall not be issuable by this Corporation, and the Certificate of Incorporation of this Corporation shall be appropriately amended to effect the corresponding reduction in this Corporation's authorized capital stock.

                  10. REPURCHASE OF SHARES. In connection with repurchases by this Corporation of its Common Stock pursuant to agreements with certain of the holders thereof approved by this Corporation's Board of Directors, each holder of Preferred Stock shall be deemed to have waived the application, in whole or in part, of any provisions of the Delaware General Corporation Law or any applicable law of any other state which might limit or prevent or prohibit such repurchases.

         C.       COMMON STOCK.

                  1. RELATIVE RIGHTS OF PREFERRED STOCK AND COMMON STOCK. All rights preferences, voting powers, relative, participating optional or other special rights and privileges, and qualifications, limitations, or restrictions of the Common Stock are expressly made subject and subordinate to those that may be fixed with respect to any shares of the Preferred Stock.

                  2. VOTING RIGHTS. Except as otherwise required by law or this Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held by such holder of record on the books of the Corporation for the election of directors and on all matters submitted to a vote of stockholders of the Corporation.

                  3. DIVIDENDS. Subject to the preferential rights of the Preferred Stock, the holders of shares of Common Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of the assets of the Corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock.

                  4. DISSOLUTION, LIQUIDATION OR WINDING UP. In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock, holders of Common Stock shall be entitled to participate in any distribution of the assets of the Corporation in accordance with Section 3 of Article IV, Division B hereof.

                  5. NO PREEMPTIVE RIGHTS. The holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Common Stock shall not have any preemptive rights. The foregoing shall not, however, prohibit the Corporation from granting contractual rights of first refusal to purchase securities to holders of Preferred Stock.

                                    ARTICLE V

         In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware:

         A. The Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the bylaws of the Corporation; provided, however, that the bylaws may only be amended in accordance with the provisions thereof and, provided further that, the authorized number of directors may be changed only with the approval of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (voting as one class) in accordance with Section 7 of Article IV Division B.

         B. Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.

         C. The books of the Corporation may be kept at such place within or without the State of Delaware as the bylaws of the Corporation may provide or as may be designated from time to time by the Board of Directors of the Corporation.

                                   ARTICLE VI

         A.       EXCULPATION.

                  1. CALIFORNIA. The liability of each and every director of this Corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

                  2. DELAWARE. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is hereafter amended to further reduce or to authorize, with the approval of the Corporation's stockholders, further reductions in the liability of the Corporation's directors for breach of fiduciary duty, then a director of the Corporation shall not be liable for any such breach to the fullest extent permitted by the Delaware General Corporation Law as so amended.

                  3. CONSISTENCY. In the event of any inconsistency between Sections 1 and 2 of this Division A, the controlling Section, as to any particular issue with regard to any particular matter, shall be the one which provides to the director in question the greatest protection from liability.

         B.       INDEMNIFICATION.

                  1. CALIFORNIA. This Corporation is authorized to indemnify the directors and officers of this Corporation to the fullest extent permissible under California law. Moreover, this Corporation is authorized to provide indemnification of (and advancement of expenses to) agents (as defined in Section 317 of the California Corporations Code) through bylaw provisions, agreements with agents, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 317 of the California Corporations Code, subject only to applicable limits set forth in Section 204 of the California Corporations Code, with respect to actions for breach of duty to the Corporation and its stockholders.

                  2. DELAWARE. To the extent permitted by applicable law, this Corporation is also authorized to provide indemnification of (and advancement of expenses to) such agents (and any other persons to which Delaware law permits this Corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to the Corporation, its stockholders and others.

                  3. CONSISTENCY. In the event of any inconsistency between Sections 1 and 2 of this Division B, the controlling Section, as to any particular issue with regard to any particular matter, shall be the one which authorizes for the benefit of the agent or other person in question the provision of the fullest, promptest, most certain or otherwise most favorable indemnification and/or advancement.

         C. EFFECT OF REPEAL OR MODIFICATION. Any repeal or modification of any of the foregoing provisions of this Article VI shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

                                   ARTICLE VII

         The Corporation shall have perpetual existence.

                                  ARTICLE VIII

                  The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been executed as of this 22nd day of June 1998.

                                       DIGIRAD CORPORATION



                                       By:      /s/ Karen A. Klause
                                           -------------------------------------
                                              Karen A. Klause, President












                               [SIGNATURE PAGE TO
                     RESTATED CERTIFICATE OF INCORPORATION]

                                    EXHIBIT C

                           FORM OF OPINION OF COUNSEL



                                     [Date]



MMC/GATX PARTNERSHIP NO.  I
c/o GATX Capital Corporation, Agent
Four Embarcadero Center
Suite 2200
San Francisco, California 94111

Ladies and Gentlemen:

         We have acted as counsel for Digirad Corporation (the "Borrower") in connection with (i) the execution of the Loan and Security Agreement of even date herewith (the "Loan Agreement") between Borrower and MMC/GATX PARTNERSHIP NO. I ("Lender"), (ii) the issuance of warrants to purchase Borrower's Series E Preferred Stock (the "Warrants") and (iii) the transactions contemplated thereby. This opinion is being rendered to you pursuant to Section 8.01 of the Loan Agreement. Capitalized terms not otherwise defined in this opinion have the meaning given them in the Loan Agreement.

         In connection with this opinion and our representation, we have examined originals, or copies certified or otherwise identified to our satisfaction, of the following:

         (i)      The Loan Agreement;

         (ii)     The Warrants;

         (iii)    The Note dated as of [Date];

         (iv) The Restated Articles of Incorporation and the Bylaws of Borrower, each as in effect on the date hereof;

         (v) The certificate of an officer of Borrower as to certain factual matters ("Officer Certificate");

         (vi) Certificates issued by the Secretary of State of the State of [state of incorporation] dated ____________________ 199__, certifying the good standing of Borrower;

         (vii) Such other documents, records, and certificates as we have deemed necessary or appropriate as a basis for the opinions hereafter expressed.

         The Loan Agreement, the Note and the Warrants are hereinafter referred to as the "Transaction Documents."

         In such examinations we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to originals of all documents submitted to us as certified, facsimile, telecopied or photostatic copies thereof. As to certain matters of fact material to our opinion, we have relied upon the Officer Certificate and upon your representations in the Transaction Documents.

         As used in this opinion, the expression "to the best of our knowledge," means the actual present knowledge or belief of those attorneys in our firm who have or who are currently representing Borrower. We have not undertaken any independent investigation to determine the existence or nonexistence of other facts, and no inference as to our knowledge of the existence or nonexistence of other facts should be drawn from the fact of this firm's representation of Borrower in connection with the Transaction Documents.

         Based upon and subject to the foregoing and subject to the qualifications contained herein, we are of the opinion that:

         (a) Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of [state of incorporation].

         (b) Borrower has the requisite corporate power and authority to execute, deliver and perform the Transaction Documents and to issue the Warrants. All action on the part of Borrower, its directors and its shareholders necessary for the authorization, execution, delivery and performance of the Transaction Documents, has been taken. The Transaction Documents have been duly executed and delivered by an authorized officer of Borrower.

         (c) The execution, delivery and performance of the Transaction Documents do not conflict with or violate any provision of Borrower's Restated Articles of Incorporation or Bylaws or of applicable law.

         (d) The Transaction Documents constitute legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms. To our knowledge, no filing need be made with any governmental authority with respect to the Transaction Documents in connection with an exemption from state usury laws or in connection with any other matter. [usury may be excepted]

         (e) The shares of Series E Preferred Stock issuable upon exercise of the Warrants have been duly authorized and reserved for issuance upon such exercise, and when issued in accordance with the terms of the Warrants, will be duly authorized, validly issued, fully paid and non-assessable.

         (f) The shares of Common Stock issuable upon conversion of the Series E Preferred Stock into which the Warrants are convertible, have been duly authorized and reserved for issuance, when so issued in accordance with the terms of Borrower's Restated Articles of Incorporation, will be duly authorized, validly issued, fully paid and non-assessable.

         The opinions set forth above are subject to the following additional qualifications, assumptions, limitations and exceptions:

         (A) The effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws relating to or affecting the rights and remedies of creditors generally.

         (B) Limitations imposed by general equitable principles upon the specific enforceability of any of the provisions of the Transaction Documents and upon the availability of injunctive relief or other equitable remedies.

         (C) We express no opinion as to the enforceability of any choice of law provision in the documents.

         (D) We express no opinion as to the compliance or noncompliance with applicable antifraud statutes under the rules and regulations of state and federal securities laws concerning the issuance of the Warrant.

         (E) We express no opinion herein concerning any law other than the law of the State of California, [the General Corporation Law of the State of Delaware] and the federal laws of the United States of America.

         This opinion is furnished to you solely for your benefit and may not be relied upon by any other person (other than assignees of any of your rights) without our prior written consent, which consent shall not be unreasonably withheld or delayed.

                                            Very truly yours,

                                    EXHIBIT D

                         FORM OF SUBORDINATION AGREEMENT

         This Subordination Agreement (this "AGREEMENT") is made as of this _____ day of _______ 1999, by and between _________ Bank ("SENIOR CREDITOR") having its principal place of business at ________________________________________________, and MMC/GATX Partnership
No. I, a California general partnership, having its principal place of business at Four Embarcadero Center, Suite 2200, San Francisco, California 94111 ("CREDITOR").

                                    RECITALS

         A. Digirad Corporation ("BORROWER") has a _______________________ Dollars ($___________) revolving line of credit from Senior Creditor which is or may be from time to time secured by assets and property of Borrower, pursuant to the [Loan and Security Agreement, dated as of _________ 1999], between Borrower and Senior Creditor (as the same may from time to time be amended, modified, supplemented, restated or replaced, the "SENIOR LOAN AGREEMENT") and the other documents executed in connection therewith (together with the Senior Loan Agreement, the "SENIOR CREDIT DOCUMENTS").

         B. Creditor has extended or will extend loans in the aggregate original principal amount of Three Million and 00/100 Dollars ($3,000,000.00) as evidenced by one or more Secured Promissory Notes (and as the same may from time to time be amended, modified, supplemented, extended, renewed, restated or replaced, the "SUBORDINATED NOTES") made by Borrower in favor of Creditor. Borrower's obligations to Creditor evidenced by the Subordinated Notes are secured by the personal property collateral granted by the Borrower to Creditor pursuant to a Loan and Security Agreement dated as of October __ 1999 (as the same may from time to time be amended, modified, supplemented or restated, the "SUBORDINATED SECURITY AGREEMENT").

                  (a) Pursuant to the terms and conditions of this Agreement, Creditor is willing to subordinate: (i) all of Borrower's indebtedness and obligations to Creditor, whether presently existing or arising in the future under or relating to the Subordinated Security Agreement and Subordinated Notes (collectively, the "SUBORDINATED DEBT") to Borrower's indebtedness and obligations to Senior Creditor in a principal amount not to exceed the lesser of: (1) a borrowing base calculated as a percentage (not exceeding 100%) of qualified accounts receivable plus eligible inventory, or (2) $2,500,000.00 (the "SENIOR PRINCIPAL AMOUNT"), plus interest thereon at the standard rate (and not the default rate) set forth in the Senior Credit Documents (including all interest accruing after the commencement by or against Borrower of a bankruptcy, reorganization or similar proceeding), plus, without limitation, the cost of collecting such obligations (including attorneys' fees) (collectively, the "SENIOR DEBT"); and (ii) all of Creditor's security interests in Borrower's property (other than Financed Equipment) (the "COLLATERAL") to all of Senior Creditor's security interests in Borrower's property. Notwithstanding anything to the contrary contained in the definition of "Subordinated Debt", there shall be expressly excluded from such definition any warrant(s) to purchase securities of Borrower executed by Borrower in favor of Creditor or its assignee ("WARRANTS") and all rights of the holder thereunder.

For purposes of this Agreement, the term "Financed Equipment" shall mean all right, title, interest, claims and demands of Borrower in and to each and every item of equipment, fixtures or personal property, whether now owned or hereafter acquired, together with all substitutions, renewals or replacements of and additions, improvements, accessions, replacement parts and accumulations to any and all of such equipment, fixtures or personal property, together with all proceeds thereof, including, without limitation, insurance, condemnation, requisition or similar payments, and all proceeds from sales, renewals, releases or other dispositions thereof, which is financed with or is designated as collateral for Borrower's obligations to Creditor under, and on and after the date of, the Subordinated Security Agreement by the designation of such equipment, fixtures and personal property on a UCC financing statement listing Borrower as "debtor" and Creditor as "secured party."

         NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

                  1. Notwithstanding the respective dates of attachment or perfection of the security interest of Creditor and the security interest of Senior Creditor: (i) the security interest of Creditor in the property of Borrower (other than Financed Equipment), shall at all times be subordinate to the security interest of Senior Creditor; provided, that if the security interest of Senior Creditor in certain assets or property of Borrower is not valid or perfected then the lien subordination set forth in this Section 1 shall not be effective with respect to such assets or property of Borrower, and (ii) all security interests now or hereafter acquired by Creditor in Financed Equipment shall at all times be prior and superior to any security interests now held or hereafter acquired by Senior Creditor in the Financed Equipment. Creditor shall turn over to Senior Creditor any payments received from the sale, liquidation, other disposition or exercise of remedies with respect to any property of Borrower (other than Financed Equipment). Senior Creditor shall turn over to Creditor any payments or proceeds received from the sale, liquidation, other disposition or exercise of remedies with respect to the Financed Equipment.

                  2. Nothing herein shall be deemed to subordinate, waive or restrict the performance of the obligations arising under the Warrants or subordinate any interest in stock issuable upon exercise of the Warrants or subordinate any interest in the Financed Equipment. Nothing herein shall be deemed to restrict or prevent Borrower from making any payment to Creditor under the Subordinated Debt.

                  3. If the Senior Creditor delivers to Creditor a written notice (a "BLOCKAGE NOTICE") which states a specific default has occurred under the Senior Credit Documents and continues to exist after the giving of any required notice and the expiration of any applicable grace or cure period, then during any Blockage Period (as defined below), Creditor shall not exercise any remedy with respect to the Collateral, or commence, or cause to be commenced or prosecuted, or participate in any administrative, legal or equitable action against Borrower. As used herein, "Blockage Period" means a period of time beginning on the date a Blockage Notice is delivered to Creditor and terminating on the earlier of: (1) 60 days thereafter, or (2) Senior Creditor's written consent to such termination, or (3) when Senior Creditor has commenced a judicial proceeding or non-judicial actions to collect or enforce the Senior Debt or a case or proceeding by or against Borrower is commenced under the federal Bankruptcy Code or any other insolvency law. After the termination of any Blockage Period pursuant to the terms hereof and until Creditor's receipt of a subsequent Blockage Notice from Senior Creditor, Creditor may exercise any remedy with respect to the Collateral and the Subordinated Debt, or commence, or cause to be commenced or prosecuted, or participate in any administrative, legal or equitable action against Borrower. Senior Creditor shall not collect, take possession of, foreclose upon, or exercise any rights or remedies with respect to the Financed Equipment, judicially or nonjudicially, or attempt to do any of the foregoing, without the prior written consent of Creditor, which shall be a matter of Creditor's sole discretion.

                  4.       (a)     Upon an event of default under the
Subordinated Security Agreement, a sale or disposition of any of the Financed Equipment whether or not approved by Creditor, the bankruptcy or insolvency of Borrower, or Creditor's exercise of remedies against Borrower (a "Release Event"), Senior Creditor's security interests in the Financed Equipment shall be automatically terminated without further deed or act. The proceeds of any Financed Equipment so sold or disposed of shall be applied, after the deduction of any and all costs relating to such sale or disposition (including attorneys' fees, advertising costs and auctioneer's fees) to any and all indebtedness evidenced by the Subordinated Security Agreement in such order as Creditor may, in its discretion, determine, and only if all obligations owed to Creditor by Borrower under the Subordinated Security Agreement have been paid in full, then to all or any part of the present or future indebtedness, liabilities, guaranties or other obligations of Borrower to Senior Creditor in such order as Senior Creditor may, in its discretion, determine.

                           (b)      Senior  Creditor  agrees to execute  and
deliver to Creditor, promptly upon Creditor's request, appropriate UCC termination statements or partial releases with respect to any Financed Equipment on or after a Release Event; although Senior Creditor acknowledges that its security interests in the Financed Equipment would be released in any event pursuant to Section (a).

                           (c)      Senior  Creditor  hereby  irrevocably
appoints Creditor as Senior Creditor's attorney-in-fact, and grants to Creditor a power of attorney with full power of substitution, in the name of Senior Creditor, for the use and benefit of Creditor, without notice to Senior Creditor, on or after a Release Event to execute and file UCC termination statements or partial releases with respect to any Financed Equipment; although Senior Creditor acknowledges that its security interests in the Financed Equipment would be released in any event pursuant to Section
(a).

                           (d)      Senior Creditor acknowledges and agrees
that Creditor has no fiduciary, agent, bailee or duty to Senior Creditor with regard to the Financed Equipment. Senior Creditor acknowledges and agrees that Creditor has no obligations to Senior Creditor as a junior lienholder except only those obligations specifically assumed by Creditor under this Agreement and Senior Creditor waives any other junior lienholder rights, claims and defenses. Senior Creditor shall not resist or take any action to prevent Creditor from exercising any remedies with respect to the Financed Equipment and Senior Creditor shall turn over to Creditor any Financed Equipment coming into Senior Creditor's possession or custody. Except as provided in this Agreement, at any time and from time to time, without notice to Senior Creditor, Creditor may take such actions with respect to the Subordinated Security Agreement and the Financed Equipment as Creditor, in its sole discretion, may deem appropriate, including, without limitation, terminating advances to Borrower, increasing the principal amount of the Subordinated Notes, extending the time of payment, increasing applicable interest rates, renewing, compromising or otherwise amending the terms of any documents affecting the Subordinated Notes, the Subordinated Security Agreement, and the Financed Equipment, and enforcing or failing to enforce any rights against Borrower or any other person. Senior Creditor waives the benefits, if any, of any statutory or common law rule that may permit a subordinating creditor to assert any defenses of a surety, guarantor or junior lienholder, or that may give the subordinating creditor the right to require a senior creditor to marshal assets, give notice or maximize value, and Senior Creditor agrees that it shall not assert any such defenses, claims or rights.

                  4. At any time and from time to time, without notice to Creditor, Senior Creditor may take such actions with respect to the Senior Debt as Senior Creditor, in its sole discretion, may deem appropriate, including, without limitation, terminating advances to Borrower, increasing the principal amount in an amount not to exceed the Senior Principal Amount, extending the time of payment, increasing applicable interest rates, renewing, compromising or otherwise amending the terms of any documents affecting the Senior Debt and any collateral securing the Senior Debt, and enforcing or failing to enforce any rights against Borrower or any other person, but in no event shall the principal amount be increased in an amount exceeding the Senior Principal Amount. Creditor waives the benefits, if any, of any statutory or common law rule that may permit a subordinating creditor to assert any defenses of a surety or guarantor, or that may give the subordinating creditor the right to require a senior creditor to marshal assets, and Creditor agrees that it shall not assert any such defenses or rights inconsistent with the provisions of this Agreement.

                  5. In the event of Borrower's insolvency, reorganization or any case or proceeding under any bankruptcy or insolvency law or laws relating to the relief of debtors, these provisions shall remain in full force and effect. This Agreement shall remain effective until the earlier of: (i) Borrower no longer owes any amounts under the Senior Credit Documents, or (ii) Creditor has received payment of all amounts owed Creditor under the Subordinated Notes and the Subordinated Security Agreements.

                  6. This Agreement shall bind any successors or assignees of the parties. This Agreement is solely for the benefit of Creditor and Senior Creditor and not for the benefit of Borrower or any other party.

                  7. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. This Agreement shall become effective only when it shall have been executed by Creditor and Senior Creditor (provided, however, in no event shall this Agreement become effective until signed by an officer of Senior Creditor in California).

                  8. This Agreement shall be governed by and construed in accordance with the laws of the State of California without giving effect to conflicts of law principles. Creditor and Senior Creditor submit to the exclusive jurisdiction of the state and federal courts located in the Northern District of California. CREDITOR AND SENIOR CREDITOR WAIVE THEIR

RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN.

                  9. This Agreement represents the entire agreement with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and commitments. Creditor is not relying on any representations by Senior Creditor or Borrower in entering into this Agreement, and Creditor has kept and will continue to keep itself fully apprised of the financial and other condition of Borrower. Senior Creditor is not relying on any representations by Creditor or Borrower in entering into this Agreement or the Senior Credit Documents, and Senior Creditor has kept and will continue to keep itself fully apprised of the financial and other condition of Borrower. This Agreement may be amended only by written instrument signed by Creditor and Senior Creditor.

                  10. In the event of any legal action to enforce the rights of a party under this Agreement, the party prevailing in such action shall be entitled, in addition to such other relief as may be granted, all reasonable costs and expenses, including reasonable attorneys' fees, incurred in such action.

                  11. Promptly upon an event of default under the Subordinated Security Agreement and the Subordinated Notes, Creditor shall endeavor to provide Senior Creditor with written notice of such default, but Creditor's failure to do so shall not result in any breach of this Agreement or affect the rights of the parties hereto.

                  IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

"SENIOR CREDITOR"                          "CREDITOR"

_____________ BANK                         MMC/GATX PARTNERSHIP NO.  1,

                                           BY:  GATX CAPITAL CORPORATION,
                                                ITS GENERAL PARTNER

By:                                        By:
    --------------------------------          ---------------------------------

Title:                                     Title:
      ------------------------------             ------------------------------



THE UNDERSIGNED APPROVES OF THE TERMS OF THIS AGREEMENT.

"BORROWER"

DIGIRAD CORPORATION


By:
    --------------------------

Title:
       -----------------------

                                 FIRST AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT


         This FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT ("First Amendment"), dated as of August 14, 2000, is entered into by and between DIGIRAD CORPORATION, a Delaware corporation ("Borrower"), and MMC/GATX PARTNERSHIP NO. 1, a California general partnership ("Lender").

                                    RECITALS

         A. Borrower and Lender are parties to a Loan and Security Agreement, dated as of October 27, 1999 (the "Loan Agreement") pursuant to which Lender has financed certain equipment.

         B. Borrower has now requested that the amount of funding available under the Loan Agreement be increased by $1,000,000. Lender is willing to amend the Loan Agreement upon the terms and conditions set forth herein.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

                  1. DEFINITIONS; INTERPRETATION. Unless otherwise defined herein, all capitalized terms used herein and defined in the Loan Agreement shall have the respective meanings given to those terms in the Loan Agreement. Other rules of construction set forth in the Loan Agreement, to the extent not inconsistent with this First Amendment, apply to this First Amendment and are hereby incorporated by reference.

                  2.       AMENDMENTS TO LOAN AGREEMENT.

                           (a)      The cover page of the Loan Agreement
shall be amended to read in its entirety as set forth in Exhibit A to this First Amendment.

                           (b)      Section 1.01 of the Loan Agreement shall
be amended to add the following defined terms in appropriate alphabetical order:

                           "CREDIT AMOUNT" shall mean, as it applies to the
                  Facility A Loans or the Facility B Loan, respectively, the maximum aggregate amount of the Loans under this Agreement (if the conditions specified in Schedule 3 are satisfied), which amount is set forth following such term on the cover page of this Agreement.

                           "FACILITY A LOANS" shall mean Loans made on the terms
                  set forth under the heading Facility A on the cover page of this Agreement.

                           "FACILITY B LOAN" shall mean the Loan made on the
                  terms set forth under the heading Facility B on the cover page of this Agreement.

                           "LOAN" means each advance of credit by Lender to
                  Borrower under this Agreement. Each reference to a Loan shall be deemed to refer to a Facility A Loan or a Facility B Loan and the respective terms thereof as is specified on the cover page of this Agreement.

                           (c)      The definition of Applicable Premium in
Section 1.01 of the Loan Agreement shall be changed to read as follows:

                                    "APPLICABLE PREMIUM" shall mean

                           for Facility A Loans, an amount equal to: (i) 4% of the amount being prepaid or accelerated more than twelve (12) months after, but on or before twenty-four (24) months after the first Payment Date, or (ii) 3% of the amount being prepaid or accelerated more than twenty-four (24) months after the first Payment Date; PROVIDED THAT if an Event of Default occurs within twelve (12) months of the first Payment Date (other than an Event of Default specified in Section 9.01 h, i, j, k or 1), the Applicable Premium shall be 4% of the amount being prepaid or accelerated.

                           for the Facility B Loan, an amount equal to: (i) 2% of the amount being prepaid or accelerated more than twelve (l2) months after, but on or before twenty-four (24) months after the first Payment Date, or (ii) 1.5% of the amount being prepaid or accelerated more than twenty-four (24) months after the first Payment Date; PROVIDED THAT if an Event of Default occurs within twelve (12) months of the first Payment Date (other than an Event of Default specified in Section 9.01 h, i, j, k or 1), the Applicable Premium shall be 2% of the amount being prepaid or accelerated.

                           (d)      Section 2.01(a) of the Agreement will be
changed to read as follows:

                                    (a)     THE CREDIT AMOUNT.  Subject to
the terms and conditions of this Agreement and relying upon the representations and warranties herein set forth as and when made or deemed to be made, Lender agrees to lend to Borrower a maximum of two Facility A Loans (respectively, the "First Loan" and the "Second Loan") in an aggregate amount not to exceed the Credit Amount and one Facility B Loan in the amount of One Million Dollars ($1,000,000). The First Loan shall be in the amount of Two Million Dollars ($2,000,000) and the Second Loan shall be in the amount of One Million Dollars ($1,000,000). The Loans may be prepaid only as set forth in SECTION 2.01(d).

                           (e)      Section 2.01(d) of the Agreement will be
changed to read as follows:

                                    (d)     OPTIONAL PREPAYMENT WITH PREMIUM.
Borrower may not prepay any Loan within twelve (12) months of its first Payment Date; thereafter, upon ten (10) Business Days' prior written notice to Lender, Borrower may, at its option, at any time, prepay all, and not less than all, of a Loan in full at a prepayment price equal to the principal amount of the Loan, plus interest accrued on the Loan through and including the date of such prepayment, plus a premium on the Loan equal to the Applicable Premium. If an Event of Default occurs and is continuing (other than an Event of Default specified in Section 9.01 h, i, j, k or 1, in which case no Applicable Premium is due and payable), and Lender exercises its right under Section 9.02 to accelerate the Loans or the Loans are automatically accelerated, Borrower expressly agrees that the amount then due and payable shall include the Applicable Premium as of the date of such acceleration. In the event that Borrower and the lender of the Indebtedness permitted by clause (e) of the definition of Permitted Indebtedness request Lender's agreement that there be an increase in the amount of such Indebtedness and Lender does not consent (which consent shall be at Lender's sole discretion), Borrower shall be permitted to prepay all Indebtedness hereunder without payment of any Applicable Premium.

                                    (f)     The following representation and
warranty of Borrower is added to Section 3.01 as Section 3.01(n):

                                            (n)      INTELLECTUAL PROPERTY.
Any registrations or application of Borrower's Intellectual Property with the US Patent and Trademark Office or the US Copyright Office are listed in the Exhibit C to this Agreement.

                                    (g)     Section 5.01 of the Agreement
will be changed to read as follows:

                                            5.01     GRANT OF SECURITY
INTEREST. Borrower, in order to secure the payment of the principal and interest with respect to the Loans made pursuant to this Agreement, all other sums due under and in respect hereof and of the other Operative Documents, including fees, charges, expenses and attorneys' fees and costs and the performance and observance by Borrower of all other terms, conditions, covenants and agreements herein and in the other Operative Documents (all such amounts and obligations being herein sometimes called the "OBLIGATIONS"), does hereby grant to Lender and its successors and assigns, a security interest in and to the following property (collectively, the "COLLATERAL"): All right, title, interest, claims and demands of Borrower in and to:

                                                     (a)      All goods and
equipment now owned or hereafter acquired, including, without limitation, all laboratory equipment, computer equipment, office equipment, machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

                                                     (b)      All inventory
now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Borrower's books relating to any of the foregoing;

                                                     (c)      All contract
rights and general intangibles (including Intellectual Property), now owned or hereafter acquired, including, without limitation, goodwill, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer disks, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

                                                     (d)      All now
existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower (subject, in each case, to the contractual rights of third parties to require funds received by Borrower to be expended in a particular manner), whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower's books relating to any of the foregoing;

                                                     (e)      All documents,
cash, deposit accounts, letters of credit, certificates of deposit, instruments, chattel paper and investment property, including, without limitation, all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodity contracts and commodity accounts, and all financial assets held in any securities account or otherwise, wherever located, now owned or hereafter acquired and Borrower's books relating to the foregoing; and

                                                     (f)      Any and all
claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof, including, without limitation, insurance, condemnation, requisition or similar payments and proceeds of the sale or licensing of Intellectual Property.

                                                     (g)      Any and all of
the following equipment collateral (collectively, "EQUIPMENT COLLATERAL"):

                                    All right, title, interest, claims and
                                    demands of Borrower in and to each and every item of equipment, fixtures or personal property, whether now owned or hereafter acquired, together with all substitutions, renewals or replacements of and additions, improvements, accessions, replacement parts and accumulations to any and all of such equipment, fixtures or personal property (collectively, the "EQUIPMENT"), together with all proceeds thereof, including, without limitation, insurance, condemnation, requisition or similar payments, and all proceeds from sales, renewals, releases or other dispositions thereof, which is financed with or is designated as collateral for the Obligations on and after the date of this Agreement by designating such equipment, fixtures and personal property on a UCC financing statement listing Borrower as "debtor" and Lender as "secured party."

                                                     (h)   Sections 5.04 and
5.05 of the Agreement shall be changed to read as follows:

                                            5.04     EQUIPMENT COLLATERAL.
On or prior to its execution and delivery of this Agreement, Borrower shall provide Lender with a listing, in detail to Lender's satisfaction, of all of Borrower's equipment, fixtures and personal property (collectively, an "Equipment List"), which, at Lender's option, shall be attached as an exhibit to a UCC financing statement filed by Lender naming Borrower as "debtor" and Lender as "secured party." Within thirty days after the end of every quarter after the date hereof, Borrower shall provide Lender with an Equipment List of equipment, fixtures and personal property acquired by Borrower during such quarter through and including April 27, 2001, and such Equipment List shall, at Lender's option, be attached as an exhibit to a UCC financing statement filed by Lender naming Borrower as "debtor" and Lender as "secured party." Borrower agrees to execute and deliver to Lender any and all such financing statements to Lender. Borrower's equipment, fixtures and personal property acquired after April 27, 2001 may become Third Party Equipment.

                                            5.05     LIEN SUBORDINATION.
Lender agrees that the Liens granted to it hereunder (except for Liens in Equipment Collateral) shall be subordinate to the Liens granted in connection with Indebtedness permitted by clause (e) of the definition of Permitted Indebtedness. Lender agrees to enter into a subordination agreement with the lender of the Indebtedness permitted by clause (e) of the definition of Permitted Indebtedness substantially in the form of EXHIBIT D and to negotiate in good faith any changes thereto as long as they are acceptable to Lender. Lender agrees that the Liens granted to it hereunder in Third Party Equipment shall be subordinate to the Liens of future lenders providing equipment financing and equipment lessors for equipment and other personal property acquired by Borrower after April 27, 2001 ("THIRD PARTY EQUIPMENT"); PROVIDED, that, in the case of equipment financings and leasing such Liens are confined solely to the equipment so financed and the proceeds thereof. Notwithstanding the foregoing, the Obligations hereunder shall not be subordinate in right of payment to any obligations to other lenders, equipment lenders or equipment lessors and Lender's rights and remedies hereunder shall not in any way be subordinate to the rights and remedies of any such lender or equipment lessors. Lender agrees to execute and deliver such agreements and documents as may be reasonably requested by Borrower from time to time which set forth the lien subordination described in this SECTION
5.05 and are reasonably acceptable to Lender. Lender shall have no obligation to execute any agreement or document which would impose obligations, restrictions or lien priority on Lender which are less favorable to Lender than those described in this SECTION 5.05.

                                            (i)      New Section 5.06 and
5.07 shall be added to the Agreement, which read as follows:

                                            5.06     INTELLECTUAL PROPERTY.
(a) Within 30 days of the date of this Agreement, Borrower shall register or cause to be registered with the United States Copyright Office any software (material to the business of Borrower) developed or acquired by Borrower in connection with any product developed or acquired for sale or licensing. (b) While any Obligations remain outstanding, Borrower shall register or cause to be registered with the United States Copyright Office (i) any software (material to the business of Borrower) developed or acquired by Borrower hereafter from time to time in connection with any product developed or acquired for sale or licensing and (ii) any major revisions or upgrades to any software that has previously been registered with the United States Copyright Office. Borrower shall file for registration within 30 days from the development or acquisition of such software, major revision or upgrade.
(c) If Borrower has or will federally register any Intellectual Property with the United States Copyright Office or the United States Patent and Trademark Office, then Borrower shall execute and deliver to Lender, for filing with the United States Copyright Office or the United States Patent and Trademark Office, as the case may be, a grant of security interest in such Intellectual Property, in form acceptable to Lender, within 30 days of the date Borrower registers such Intellectual Property. (d) If, on or before December 31, 2000, Borrower raises at least Fifteen Million Dollars ($15,000,000) in the next equity round, and no Default or Event of Default shall exist at such time, then Lender agrees to release its security interest in Intellectual Property.

                                            5.07     NIS AND FLORIDA
ACQUISITIONS; COPELCO EQUIPMENT FINANCING. Notwithstanding anything to the contrary herein, Lender consents to Borrower entering into a $3,250,000 credit facility with Copelco or another lender to finance 10 cameras and associated chairs and vehicle, and such equipment may be Third Party Equipment hereunder. In addition, Lender consents to Borrower's acquisition of (i) the mobile business of Nuclear Imaging Systems ("NIS") for the payment to NIS of $750,000 and up to 200,000 shares of Borrower's common stock, (ii) the fixed business of NIS on substantially the same terms as set forth in Exhibit D to this First Amendment, and (iii) the mobile business of Florida Cardiology and Nuclear Medicine Group ("FCNM") for the payment to FCNM of $1,000,000 and up to 400,000 shares of Borrower's common stock; provided, however, prior to Borrower forming any new Subsidiary to hold such assets, Borrower shall provide to Lender documentation to Lender's satisfaction, including without limitation, subsidiary guaranties, to ensure Lender's perfected security interest in such assets, subject only to Permitted Liens.

                                            (j)      A new Section 6.01(e)
shall be added to the Agreement which reads as follows:

                                            (e)      EQUITY INVESTMENT.
Borrower shall permit Lender, at Lender's option, to purchase in Borrower's next round of equity financing up to $500,000 of the securities sold in such financing at the same price and on the same terms as paid and received by the lead investor of the equity financing. Borrower agrees that it shall notify each Lender promptly upon the execution by Borrower of a term sheet or letter of intent setting forth the terms and conditions of such financing and in any event within five (5) days of such execution. This right of purchase may be assigned by a Lender to its Affiliates.

                  3. AMENDMENT FACILITY FEE; DEPOSIT. Upon the funding of the Facility B Loan, Borrower agrees to pay to Lender a facility fee ("AMENDMENT FACILITY FEE") of $8,333. Borrower has paid Lender a good faith deposit of $10,000 (the "Deposit"). The Deposit, less Lender's costs and expenses (including in-house counsel fees of $2,500) in an aggregate amount not to exceed $5,000, shall be applied towards the Amendment Facility Fee.

                  4. CONDITION TO EFFECTIVENESS. The effectiveness of this Amendment is conditioned upon the delivery by Borrower to Lender of the following:

                           (a)      A certificate of the Secretary or the
Assistant Secretary of Borrower, in form and substance satisfactory to Lender, certifying the adoption of resolutions of the Board of Directors of Borrower approving this First Amendment and the transactions contemplated hereby (including the issuance of the Warrants described in Section 4(b) and 4(c) below).

                           (b)      A Warrant in the form of Exhibit B hereto.

                           (c)      A Warrant in the form of Exhibit B
hereto, except for a total of 8,235 shares executed and delivered to Priority Capital.

                           (d)      This First Amendment duly executed by
Borrower.

                  5. EFFECT OF FIRST AMENDMENT. On and after the date hereof, each reference to the Loan Agreement in the Loan Agreement or in any other document shall mean the Loan Agreement as amended by this First Amendment. The execution, delivery and effectiveness of this First Amendment shall not operate as a waiver of any right, power, or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement.

                  6. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender that:

                           (a)      (i) Borrower is a corporation duly
organized, validly existing and in good standing under the laws of California and is duly qualified and authorized to do business in the state(s) where Collateral is or will be located; (ii) Borrower has the full corporate power, authority and legal right and has obtained all necessary approvals, consents and given all notices to execute and deliver this First Amendment and perform the terms thereof; (iii) there is no action, proceeding or claim pending or, insofar as Borrower knows, threatened against Borrower or any of its subsidiaries before any court or administrative agency which might have a materially adverse effect on the business, condition or operations of Borrower or such subsidiary; and (iv) this First Amendment has been duly executed and delivered by Borrower and constitutes the valid, binding and enforceable obligation of Borrower.

                           (b)      No Default or Event of Default under the
Loan Agreement has occurred and is continuing.

                           (c)      As of the date hereof, the number of
"common equivalent" shares (assuming exercise of all outstanding options or warrants to purchase securities and conversion of all convertible securities) of Borrower outstanding is not more than 31,000,000.

                  7. FULL FORCE AND EFFECT. Except as amended above, the Loan Agreement remains in full force and effect.

                  8. HEADINGS. Headings in this First Amendment are for convenience of reference only and are not part of the substance hereof.

                  9. GOVERNING LAW. This First Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

                  10. COUNTERPARTS. This First Amendment may be executed in any number of identical counterparts, any set of which signed by all of the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

                  [Remainder of Page Left Blank Intentionally.]

                  IN WITNESS WHEREOF, Borrower and Lender have caused this First Amendment to be executed as of the day and year first above written.

                                       DIGIRAD CORPORATION


                                       By:      /s/ Scott Huennekens
                                              --------------------------
                                       Name:    Scott Huennekens
                                              --------------------------
                                       Title:   President & CEO
                                              --------------------------


                                       MMC/GATX PARTNERSHIP NO.  I


                                       By:      /s/ Patricia W. Leicher
                                              --------------------------

                                       Name:    Patricia W. Leicher
                                              --------------------------

                                       Title:   VP
                                              --------------------------

                                    EXHIBIT A

                           LOAN AND SECURITY AGREEMENT

                          Dated as of October 27, 1999

                                     between

                           MMC/GATX PARTNERSHIP NO. 1

                                    as Lender

                                       and

                               DIGIRAD CORPORATION
                             a Delaware corporation
                                9350 Trade Place
                               San Diego, CA 92121

                                   as Borrower


FACILITY A                                                         FACILITY B

Credit Amount:                            $3,000,000               Credit Amount:                    $1,000,000
Repayment Period:                         36 months                Repayment Period:                 36 months
Treasury Note Maturity:                   36 Months                Treasury Note Maturity:           36 Months
Loan Margin:                              750 basis points         Loan Margin:                      750 basis points
Commitment Termination Date:                                       Commitment Termination Date:      August 25,2000
     (First Loan)                         November 1, 1999
     (Second Loan)                        June 30, 2000



The terms and information set forth on this cover page are a part of the attached Equipment Loan and Security Agreement, dated as of the date first written above (this "AGREEMENT"), entered into by and among MMC/GATX PARTNERSHIP NO. I ("LENDER") and DIGIRAD CORPORATION ("BORROWER") set forth above. The terms an conditions of this Agreement agreed to between Lender and Borrower are as follows:

                                    EXHIBIT B

                                     WARRANT

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO, (ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATIONS ARE NOT REQUIRED, (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THIS WARRANT.

                               DIGIRAD CORPORATION

                           WARRANT TO PURCHASE SHARES
                           OF SERIES E PREFERRED STOCK

         THIS CERTIFIES THAT, for value received, GATX VENTURES, INC. and its assignees are entitled to subscribe for and purchase 57,642 shares of the fully paid and nonassessable Series E Preferred Stock (as adjusted pursuant to Section 4 hereof, the "Shares") of DIGIRAD CORPORATION, a Delaware corporation (the "Company"), at the price of $3.036 per share (such price and such other price as shall result, from time to time, from the adjustments specified in Section 4 hereof is herein referred to as the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, (a) the term "Series Preferred" shall mean the Company's presently authorized Series E Preferred Stock, and any stock into or for which such Series E Preferred Stock may hereafter be converted or exchanged, and after the automatic conversion of the Series E Preferred Stock to Common Stock shall mean the Company's Common Stock, (b) the term "Date of Grant" shall mean August 14, 2000, and (c) the term "Other Warrants" shall mean any other warrants issued by the Company in connection with the transaction with respect to which this Warrant was issued, the Loan and Security Agreement dated as of October 27, 1999 (the "Loan Agreement") between the Company and the lender named therein, and any warrant issued upon transfer or partial exercise of or in lieu of this Warrant. The term "Warrant" as used herein shall be deemed to include Other Warrants unless the context clearly requires otherwise.

         If the Company is eligible under the Loan Agreement and requests Lender to fund the Second Loan pursuant to the terms of the Loan Agreement, but Lender elects not to fund the Second Loan, the number of shares of the fully paid and nonassessable Series E Preferred Stock the holder is entitled to subscribe for and purchase as set forth above shall be reduced from 172,925 to 115,283. The terms "Lender" and "Second Loan" shall have the meaning given these capitalized terms in the Loan Agreement.

         1. TERM. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time from the Date of Grant through the later of (i) seven (7) years after the Date of Grant or (ii) five (5) years after the closing of the Company's initial public offering of its Common Stock ("IPO") effected pursuant to a Registration Statement on Form S-l (or its successor) filed under the Securities Act of 1933, as amended (the "Act").

         2. METHOD OF EXERCISE; PAYMENT; ISSUANCE OF NEW WARRANT. Subject to Section 1 hereof, the purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part and from time to time, at the election of the holder hereof, by (a) the surrender of this Warrant (with the notice of exercise substantially in the form attached hereto as Exhibit A-1 duly completed and executed) at the principal office of the Company and by the payment to the Company, by certified or bank check, or by wire transfer to an account designated by the Company "Wire Transfer") of an amount equal to the then applicable Warrant Price multiplied by the number of Shares then being purchased; (b) if in connection with a registered public offering of the Company's securities, the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A-2 duly completed and executed) at the principal office of the Company together with notice of arrangements reasonably satisfactory to the Company for payment to the Company either by certified or bank check or by Wire Transfer from the proceeds of the sale of shares to be sold by the holder in such public offering of an amount equal to the then applicable Warrant Price per share multiplied by the number of Shares then being purchased; or (c) exercise of the "net issuance" right provided for in Section
10.2 hereof. The person or persons in whose name(s) any certificate(s) representing shares of Series Preferred shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof as soon as possible and in any event within thirty (30) days after such exercise and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible and in any event within such thirty-day period; provided, however, at such time as the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, if requested by the holder of this Warrant, the Company shall cause its transfer agent to deliver the certificate representing Shares issued upon exercise of this Warrant to a broker or other person (as directed by the holder exercising this Warrant) within the time period required to settle any trade made by the holder after exercise of this Warrant.

         3. STOCK FULLY PAID; RESERVATION OF SHARES. All Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Series Preferred to provide for the exercise of the rights represented by this Warrant and a sufficient number of shares of its Common Stock to provide for the conversion of the Series Preferred into Common Stock.

         4. ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

                  (a) RECLASSIFICATION OR MERGER. In case of any reclassification or change of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance satisfactory to the holder of this Warrant), or the Company shall make appropriate provision without the issuance of a new Warrant, so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Series Preferred theretofore issuable upon exercise of this Warrant, (i) the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, merger or sale by a holder of the number of shares of Series Preferred then purchasable under this Warrant, or (ii) in the case of such a merger or sale in which the consideration paid consists all or in part of assets other than securities of the successor or purchasing corporation, at the option of the Holder of this Warrant, the securities of the successor or purchasing corporation having a value at the time of the transaction equivalent to the valuation of the Series Preferred at the time of the transaction. Any new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this subparagraph (a) shall similarly apply to successive reclassifications, changes, mergers and transfers.

                  (b) SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its outstanding shares of Series Preferred, the Warrant Price shall be proportionately decreased and the number of Shares issuable hereunder shall be proportionately increased in the case of a subdivision and the Warrant Price shall be proportionately increased and the number of Shares issuable hereunder shall be proportionately decreased in the case of a combination.

                  (c) STOCK DIVIDENDS AND OTHER DISTRIBUTIONS. If the Company at any time while this Warrant is outstanding and unexpired shall (i) pay a dividend with respect to Series Preferred payable in Series Preferred, then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (A) the numerator of which shall be the total number of shares of Series Preferred outstanding immediately prior to such dividend or distribution, and (B) the denominator of which shall be the total number of shares of Series Preferred outstanding immediately after such dividend or distribution; or (ii) make any other distribution with respect to Series Preferred (except any distribution specifically provided for in Sections 4(a) and 4(b)), then, in each such case, provision shall be made by the Company such that the holder of this Warrant shall receive upon exercise of this Warrant a proportionate share of any such dividend or distribution as though it were the holder of the Series Preferred (or Common Stock issuable upon conversion thereof) as of the record date fixed for the determination of the shareholders of the Company entitled to receive such dividend or distribution.

                  (d) ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment in the Warrant Price, the number of Shares of Series Preferred purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

                  (e) ANTIDILUTION RIGHTS. The other antidilution rights applicable to the Shares of Series Preferred purchasable hereunder are set forth in the Company's Certificate of Incorporation, as amended through the Date of Grant, a true and complete copy of which is attached hereto as Exhibit B (the "Charter"). Such antidilution rights shall not be restated, amended, modified or waived in any manner that is adverse to the holder hereof without such holder's prior written consent. The Company shall promptly provide the holder hereof with any restatement, amendment, modification or waiver of the Charter promptly after the same has been made.

         5. NOTICE OF ADJUSTMENTS. Whenever the Warrant Price or the number of Shares purchasable hereunder shall be adjusted pursuant to Section 4 hereof, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Shares purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (without regard to Section 13 hereof, by first class mail, postage prepaid) to the holder of this Warrant. In addition, whenever the conversion price or conversion ratio of the Series Preferred shall be adjusted, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the conversion price or ratio of the Series Preferred after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (without regard to Section 13 hereof, by first class mail, postage prepaid) to the holder of this Warrant.

         6. FRACTIONAL SHARES. No fractional shares of Series Preferred will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value of the Series Preferred on the date of exercise as reasonably determined in good faith by the Company's Board of Directors.

         7. COMPLIANCE WITH ACT; DISPOSITION OF WARRANT OR SHARES OF SERIES PREFERRED.

                  (a) COMPLIANCE WITH ACT. The holder of this Warrant, by acceptance hereof, agrees that this Warrant, and the shares of Series Preferred to be issued upon exercise hereof and any Common Stock issued upon conversion thereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant, or any shares of Series Preferred to be issued upon exercise hereof or any Common Stock issued upon conversion thereof except under circumstances which will not result in a violation of the Act or any applicable state securities laws. Upon exercise of this Warrant, unless the Shares being acquired are registered under the Act and any applicable state securities laws or an exemption from such registration is available, the holder hereof shall confirm in writing that the shares of Series Preferred so purchased (and any shares of Common Stock issued upon conversion thereof) are being acquired for investment and not with a view toward distribution or resale in violation of the Act and shall confirm such other matters related thereto as may be reasonably requested by the Company. This Warrant and all shares of Series Preferred issued upon exercise of this Warrant and all shares of Common Stock issued upon conversion thereof (unless registered under the Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

"THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO, (ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATIONS ARE NOT REQUIRED, (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THE WARRANT UNDER WHICH THESE SECURITIES WERE ISSUED, DIRECTLY OR INDIRECTLY."

         Said legend shall be removed by the Company, upon the request of a holder, at such time as the restrictions on the transfer of the applicable security shall have terminated. In addition, in connection with the issuance of this Warrant, the holder specifically represents to the Company by acceptance of this Warrant as follows:

                           (1)      The holder is aware of the Company's
business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. The holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Act. By executing this Warrant, the holder further represents as of the Date of Grant that the holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Shares or this Warrant.

                           (2)      The holder is a holder in securities of
companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its holding and has such knowledge ad experience in financial and business matters that it is capable of evaluating the merits and risks of the acquisition of this Warrant and the Shares.

                           (3)      The holder understands that this Warrant
has not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the holder's investment intent as expressed herein.

                           (4)      The holder  further  understands  that
this Warrant must be held indefinitely unless subsequently registered under the Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available. The holder is aware of the provisions of Rule 144, promulgated under the Act.

                           (5)      The holder is an  "accredited  investor"
as such term is defined in Rule 501 of Regulation D promulgated under the Act.

                                    (b)     DISPOSITION  OF WARRANT OR
SHARES. With respect to any offer, sale or other disposition of this Warrant or any shares of Series Preferred acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or shares, the holder hereof agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, or other evidence, if reasonably satisfactory to the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state securities law then in effect) of this Warrant or such shares of Series Preferred or Common Stock and indicating whether or not under the Act certificates for this Warrant or such shares of Series Preferred to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Upon receiving such written notice and reasonably satisfactory opinion or other evidence, the Company, as promptly as practicable but no later than fifteen (15) days after receipt of the written notice, shall notify such holder that such holder may sell or otherwise dispose of this Warrant or such shares of Series Preferred or Common Stock, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 7(b) that the opinion of counsel for the holder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly with details thereof after such determination has been made. Notwithstanding the foregoing, this Warrant or such shares of Series Preferred or Common Stock may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 or 144A under the Act, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 or 144A have been satisfied. Each certificate representing this Warrant or the shares of Series Preferred thus transferred (except a transfer pursuant to Rule 144 or 144A) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

                                    (c)     APPLICABILITY  OF   RESTRICTIONS.
Neither any restrictions of any legend described in this Warrant nor the requirements of Section 7(b) above shall apply to any transfer of, or grant of a security interest in, this Warrant (or the Series Preferred or Common Stock obtainable upon exercise thereof) or any part hereof (i) to a partner of the holder if the holder is a partnership or to a member of the holder if the holder is a limited liability company, (ii) to a partnership of which the holder is a partner or to a limited liability company of which the holder is a member, or (iii) to any affiliate of the holder if the holder is a corporation; PROVIDED, HOWEVER, in any such transfer, if applicable, the transferee shall on the Company's request agree in writing to be bound by the terms of this Warrant as if an original holder hereof.

         8. RIGHTS AS SHAREHOLDERS; INFORMATION. No holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of Series Preferred or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein. Notwithstanding the foregoing, the Company will transmit to the holder of this Warrant such information, documents and reports as are generally distributed to the holders of any class or series of the securities of the Company concurrently with the distribution thereof to the shareholders.

         9. MARKET STAND-OFF AGREEMENT. During the time period not to exceed 180 days specified by the Company and an underwriter of securities of the Company, following the effective date of a registration statement of the Company filed under the Act (the "Lock-up"), the holder shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to transferees or donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; PROVIDED, HOWEVER, that this Section 9 shall be applicable
(a) only to the first such registration statement of the Company pursuant to which Common Stock (or other securities) of the Company are to be sold on its behalf to the public in an underwritten offering, and (b) only if all officers and directors of the Company enter into similar agreements, and (c) such underwriters certify to the holder of this Warrant in writing that (1) they have determined that the holder must be so bound during the Lock-up or it would have a material negative impact on the offering, and (2) all other holders of warrants of the Company have agreed to be similarly restricted. In order to enforce the foregoing covenant, the Company may impose stop-transfer restrictions with respect to the Shares of the holder (and the shares or securities of every person subject to the foregoing restriction) until the end of such period.

         10.      ADDITIONAL RIGHTS.

                  10.1 ACQUISITION TRANSACTIONS. The Company shall provide the holder of this Warrant with at least twenty (20) days' written notice prior to closing thereof of the terms and conditions of any of the following transactions (to the extent the Company has notice thereof): (i) the sale, lease, exchange, conveyance or other disposition of all or substantially all of the Company's property or business, or (ii) its merger into or consolidation with any other corporation (other than a wholly-owned subsidiary of the Company), or any transaction (including a merger or other reorganization) or series of related transactions, in which more than 50% of the voting power of the Company is disposed of.

                  10.2     RIGHT TO CONVERT WARRANT INTO STOCK; NET ISSUANCE.

                           (a)      RIGHT TO  CONVERT.  In  addition  to and
without limiting the rights of the holder under the terms of this Warrant, the holder shall have the right to convert this Warrant or any portion thereof (the "Conversion Right") into shares of Series Preferred (or Common Stock if the Series Preferred has been automatically converted into Common Stock) as provided in this Section 10.2 at any time or from time to time during the term of this Warrant. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to the holder (without payment by the holder of any exercise price or any cash or other consideration) that number of shares of fully paid and nonassessable Series Preferred (or Common Stock if the Series Preferred has been automatically converted into Common Stock) as is determined according to the following formula:

                  X = B-A
                      ---
                       Y

         Where:     X=     the number of shares of Series Preferred (or Common
                           Stock if the Series Preferred has been automatically converted to Common Stock) that shall be issued to holder

                    Y= the fair market value of one share of Series Preferred (or Common Stock if the Series Preferred has been automatically converted to Common Stock)

                    A= the aggregate Warrant Price of the specified number of Converted Warrant Shares immediately prior to the exercise of the Conversion Right (I.E., the number of Converted Warrant Shares MULTIPLIED BY the Warrant Price)

                    B= the aggregate fair market value of the specified number of Converted Warrant Shares (I.E., the number of Converted Warrant Shares MULTIPLIED BY the fair market value of one Converted Warrant Share)

         No fractional shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as hereinafter defined). For purposes of Section 9 of this Warrant, shares issued pursuant to the Conversion Right shall be treated as if they were issued upon the exercise of this Warrant.

                  (b) METHOD OF EXERCISE. The Conversion Right may be exercised by the holder by the surrender of this Warrant at the principal office of the Company together with a written statement (which may be in the form of Exhibit A-1 or Exhibit A-2 hereto) specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in Section 10.2(a) hereof as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"), and, at the election of the holder hereof, may be made contingent upon the closing of the sale of the Company's Common Stock to the public in a public offering pursuant to a Registration Statement under the Act (a "Public Offering"). Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant evidencing the balance of the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the holder within thirty (30) days following the Conversion Date.

                  (c) DETERMINATION OF FAIR MARKET VALUE. For purposes of this Section 10.2, "fair market value" of a share of Series Preferred (or Common Stock if the Series Preferred has been automatically converted into Common Stock) as of a particular date (the "Determination Date") shall mean:

                           (i)      If the Conversion  Right is exercised in
connection with and contingent upon a Public Offering, and if the Company's Registration Statement relating to such Public Offering ("Registration Statement") has been declared effective by the Securities and Exchange Commission, then the initial "Price to Public" specified in the final prospectus with respect to such offering.

                           (ii)     If the Conversion Right is not exercised
in connection with and contingent upon a Public Offering, then as follows:

                                    (A)     If  traded  on a  securities
exchange, the fair market value of the Common Stock shall be deemed to be the average of the closing prices of the Common Stock on such exchange over the 30-day period ending five business days prior to the Determination Date, and the fair market value of the Series Preferred shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Series Preferred is then convertible;

                                    (B)     If  traded  on  the  Nasdaq
Stock Market or other over-the-counter system, the fair market value of the Common Stock shall be deemed to be the average of the closing bid prices of the Common Stock over the 30-day period ending five business days prior to the Determination Date, and the fair market value of the Series Preferred shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Series Preferred is then convertible; and

                                    (C)     If there is no public  market for
the Common Stock, then fair market value shall be determined by the Board of Directors of the Company acting in good faith.

                  10.3 EXERCISE PRIOR TO EXPIRATION. To the extent this Warrant is not previously exercised as to all of the Shares subject hereto, and if the fair market value of one share of the Series Preferred is greater than the Warrant Price then in effect, this Warrant shall be deemed automatically exercised pursuant to Section 10.2 above (even if not surrendered) immediately before its expiration. For purposes of such automatic exercise, the fair market value of one share of the Series Preferred upon such expiration shall be determined pursuant to Section 10.2(c). To the extent this Warrant or any portion thereof is deemed automatically exercised pursuant to this Section 10.3, the Company agrees to promptly notify the holder hereof of the number of Shares, if any, the holder hereof is to receive by reason of such automatic exercise.

         11. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the holder of this Warrant as follows:

                  (a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies;

                  (b) The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and non-assessable;

                  (c) The rights, preferences, privileges and restrictions granted to or imposed upon the Series Preferred and the holders thereof are as set forth in the Charter, and on the Date of Grant, each share of the Series Preferred represented by this Warrant is convertible into one share of Common Stock;

                  (d) The shares of Common Stock issuable upon conversion of the Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms of the Charter will be validly issued, fully paid and nonassessable;

                  (e) The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Charter or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person, except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby; and

                  (f) There are no actions, suits, audits, investigations or proceedings pending or, to the knowledge of the Company, threatened against the Company in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Company to perform its obligations under this Warrant.

                  (g) The number of shares of Common Stock of the Company outstanding on the date hereof, on a fully diluted basis (assuming the conversion of all outstanding convertible securities and the exercise of all outstanding options and warrants), does not exceed 25,891,150 shares.

         12. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

         13. NOTICES. Any notice, request, communication or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant.

         14. BINDING EFFECT ON SUCCESSORS. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to the Series Preferred issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof.

         15. LOST WARRANTS OR STOCK CERTIFICATES. The Company covenants to the holder hereof that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

         16. DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

         17. GOVERNING LAW. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California (without giving effect to principles of conflicts of laws).

         18. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. All representations and warranties of the Company and the holder hereof contained herein shall survive the Date of Grant, the exercise or conversion of this Warrant (or any part hereof) or the termination or expiration of rights hereunder. All agreements of the Company and the holder hereof contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

         19. REMEDIES. In case any one or more of the covenants and agreements contained in this Warrant shall have been breached, the holders hereof (in the case of a breach by the Company), or the Company (in the case of a breach by a holder), may proceed to protect and enforce their or its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Warrant.

         20. NO IMPAIRMENT OF RIGHTS. The Company will not, by amendment of its Charter or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

         21. SEVERABILITY. The invalidity or unenforceability of any provision of this Warrant in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Warrant, which shall remain in full force and effect.

         22. RECOVERY OF LITIGATION COSTS. If any legal action or other proceeding is brought for the enforcement of this Warrant, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Warrant, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

         23. ENTIRE AGREEMENT; MODIFICATION. This Warrant constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.

         The Company has caused this Warrant to be duly executed and delivered as of the Date of Grant specified above.

                                       DIGIRAD CORPORATION


                                       By
                                         -------------------------------
                                       Title
                                            ----------------------------
                                       Address:  9350 Trade Place
                                       San Diego, CA 92121



                                       GATX VENTURES, INC.  (fka MEIER
                                       MITCHELL & COMPANY)


                                       By
                                         -------------------------------
                                       Title
                                            ----------------------------
                                       Address:  4 Orinda Way, Suite 200B
                                       Orinda, CA 94563

                                   EXHIBIT A-1

                               NOTICE OF EXERCISE


To:      DIGIRAD CORPORATION (the "Company")


         1.       The undersigned hereby:

                  |_| elects to purchase________ shares of [Series Preferred Stock] [Common Stock] of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, or

                  |_| elects to exercise its net issuance rights pursuant to Section 10.2 of the attached Warrant with respect to _________ Shares of [Series Preferred Stock] [Common Stock].

         2. Please issue a certificate or certificates representing _________ shares in the name of the undersigned or in such other name or names as are specified below:


                        --------------------------------
                                     (Name)

                        --------------------------------

                        --------------------------------
                                    (Address)

         3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, all except as in compliance with applicable securities laws.


                                                --------------------------------
                                                (Signature)

-------------------
(Date)

                                   EXHIBIT A-2

                               NOTICE OF EXERCISE


To:      DIGIRAD CORPORATION (the "Company")

         1. Contingent upon and effective immediately prior to the closing (the "Closing") of the Company's public offering contemplated by the Registration Statement on Form S___ filed __________, 19__, the undersigned hereby:

         |_|      elects to purchase ___________ shares of [Series Preferred
Stock] [Common Stock] of the Company (or such lesser number of shares as may be sold on behalf of the undersigned at the Closing) pursuant to the terms of the attached Warrant, or

         |_|      elects to exercise its net issuance rights pursuant to Section
10.2 of the attached Warrant with respect to _________ Shares of [Series Preferred Stock] [Common Stock].

         2. Please deliver to the custodian for the selling shareholders a stock certificate representing such _________ shares.

         3. The undersigned has instructed the custodian for the selling shareholders to deliver to the Company $_______ or, if less, the net proceeds due the undersigned from the sale of shares in the aforesaid public offering. If such net proceeds are less than the purchase price for such shares, the undersigned agrees to deliver the difference to the Company prior to the Closing.


                                                --------------------------------
                                                (Signature)

-------------------
(Date)

                                    EXHIBIT B

                                     CHARTER

                            CERTIFICATE OF AMENDMENT
                                       OF
                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                               DIGIRAD CORPORATION


                  Digirad Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"),

         DOES HEREBY CERTIFY:

                  FIRST:   That resolutions were duly adopted by the
Corporation's Board of Directors setting forth a proposed amendment to the Corporation's existing Amended and Restated Certificate of Incorporation, and declaring such amendment to be advisable and recommended for approval by the Corporation's stockholders. The resolutions setting forth the proposed amendment are as follows:

         RESOLVED, FURTHER, that Paragraph A and Paragraph B, Section 1 of
         ARTICLE IV of the Amended and Restated Certificate of Incorporation of this Corporation is hereby amended to read in its entirety as follows:

                           A. CLASSES OF STOCK. This Corporation is authorized to issue two (2) classes of shares, to be designated "Common" and "Preferred" and referred to herein as the "Common Stock" or the "Preferred Stock" respectively. The total number of shares of Common Stock the Corporation is authorized to issue is Thirty One Million Six Hundred Twenty Three Thousand One Hundred Eighty Four (31,623,184). The par value is $0.001 per share. The total number of shares of Preferred Stock the Corporation is authorized to issue is Twenty Two Million Three Hundred Fourteen Thousand Twenty Three (22,314,023). The par value is $0.001 per share.


                           The Board of Directors of the Corporation may divide
                  the Preferred Stock into any number of series. The Board of Directors shall fix the designation and number of shares of each such series. The Board of Directors may determine and alter the rights, preferences, privileges and restrictions granted to and imposed upon any wholly unissued series of the Preferred Stock. The Board of Directors (within the limits and restrictions of any resolution adopted by it, originally fixing the number of shares of any series) may increase or decrease the number of shares of any such series after the issue of shares of that series, but not below the number of then outstanding shares of such series.

                           B.       Rights, Preferences, Privileges and
                  Restrictions of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock.

                                    1.       Designation of Series A Preferred
                           Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock.

                                             Two Million Two Hundred Fifty
                           Thousand (2,250,000) shares of Preferred Stock are designated Series A Preferred Stock (the "Series A Preferred Stock") with the rights, preferences and privileges specified herein. Two Million Two Hundred Eighty-One Thousand (2,281,000) shares of Preferred Stock are designated Series B Preferred Stock (the "Series B Preferred Stock") with the rights, preferences and privileges specified herein. Four Million Eight Hundred Thousand (4,800,000) shares of Preferred Stock are designated Series C Preferred Stock (the "Series C Preferred Stock") with the rights, preferences and privileges specified herein. Eight Million Six Hundred Sixty-Eight Thousand One Hundred Forty (8,668,140) shares of Preferred Stock are designated Series D Preferred Stock (the "Series D Preferred Stock"). Four Million Three Hundred Fourteen Thousand Eight Hundred Eighty Three (4,314,883) shares of Preferred Stock are designated Series E Preferred Stock (the "Series E Preferred Stock"). As used in this Article IV, Division B, the term "Preferred Stock" shall refer to the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock."

         RESOLVED, FURTHER, said Amendment shall also change ARTICLE IV, Section B, Subsection 5(c)(ii)(B) thereof so that, as amended, said subsection shall read in its entirety as follows.

                           "(B)     5,454,860 shares of Common Stock, net of
                  repurchases and the cancellation or expiration of options, issued or issuable to employees, directors, consultants or advisors of this Corporation under stock option and restricted stock purchase agreements approved by the Board of Directors commencing as of May 1994, and such other number of shares of Common Stock as may be fixed from time to time by the Board of Directors and approved by a majority of then outstanding Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, voting as a single class, issued or issuable to employees, directors, consultants or advisors of this Corporation under stock option and restricted stock purchase agreements approved by the Board of Directors, or"

                  SECOND: That, thereafter, the Corporation's stockholders approved this amendment by written consent in accordance with Section 228 of the Delaware General Corporation Law.

                  THIRD:   That this amendment was duly adopted in accordance
with the provisions of Section 242 of the Delaware General Corporation Law.

                  FOURTH: That the capital of the Corporation shall not be reduced under or by reason of this amendment.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Digirad Corporation. has caused this certificate to be signed by Scott Huennekens, its President, this 28th day of March, 2000.


                                              By:  /s/ Scott Huennekens
                                                 -------------------------------
                                                 Scott Huennekens, President




                 [SIGNATURE PAGE TO CERTIFICATE OF AMENDMENT OF
              AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
                               DIGIRAD CORPORATION]

                            CERTIFICATE OF AMENDMENT
                                       OF
                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                               DIGIRAD CORPORATION


                  Digirad Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"),

         DOES HEREBY CERTIFY:

                  FIRST:   That resolutions were duly adopted by the
Corporation's Board of Directors setting forth a proposed amendment to the Corporation's existing Amended and Restated Certificate of Incorporation, and declaring such amendment to be advisable and recommended for approval by the Corporation's stockholders. The resolutions setting forth the proposed amendment are as follows:

         RESOLVED, FURTHER, that Paragraph A and Paragraph B, Section 1 of
         ARTICLE IV of the Amended and Restated Certificate of Incorporation of this Corporation is hereby amended to read in its entirety as follows:

                           A. CLASSES OF STOCK. This Corporation is authorized to issue two (2) classes of shares, to be designated "Common" and "Preferred" and referred to herein as the "Common Stock" or the "Preferred Stock" respectively. The total number of shares of Common Stock the Corporation is authorized to issue is Thirty One Million Two Hundred Ninety Three Thousand Eight Hundred Seven (31,293,807). The par value is $0.001 per share. The total number of shares of Preferred Stock the Corporation is authorized to issue is Twenty One Million Nine Hundred Eighty Four Thousand Six Hundred Forty Six (21,984,646). The par value is $0.001 per share.


                           The Board of Directors of the Corporation may divide
                  the Preferred Stock into any number of series. The Board of Directors shall fix the designation and number of shares of each such series. The Board of Directors may determine and alter the rights, preferences, privileges and restrictions granted to and imposed upon any wholly unissued series of the Preferred Stock. The Board of Directors (within the limits and restrictions of any resolution adopted by it, originally fixing the number of shares of any series) may increase or decrease the number of shares of any such series after the issue of shares of that series, but not below the number of then outstanding shares of such series.

                           B.       Rights, Preferences, Privileges and
                  Restrictions of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock.

                                    1.       Designation of Series A Preferred
                           Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock.

                                             Two Million Two Hundred Fifty
                           Thousand (2,250,000) shares of Preferred Stock are designated Series A Preferred Stock (the "Series A Preferred Stock") with the rights, preferences and privileges specified herein. Two Million Two Hundred Eighty-One Thousand (2,281,000) shares of Preferred Stock are designated Series B Preferred Stock (the "Series B Preferred Stock") with the rights, preferences and privileges specified herein. Four Million Eight Hundred Thousand (4,800,000) shares of Preferred Stock are designated Series C Preferred Stock (the "Series C Preferred Stock") with the rights, preferences and privileges specified herein. Eight Million Six Hundred Sixty-Eight Thousand One Hundred Forty (8,668,140) shares of Preferred Stock are designated Series D Preferred Stock (the "Series D Preferred Stock"). Three Million Nine Hundred Eighty Five Thousand Five Hundred Six (3,985,506) shares of Preferred Stock are designated Series E Preferred Stock (the "Series E Preferred Stock"). As used in this Article IV, Division B, the term "Preferred Stock" shall refer to the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock."

         RESOLVED, FURTHER, said Amendment shall also change ARTICLE IV, Section B, Subsection 5(c)(ii)(B) thereof so that, as amended, said subsection shall read in its entirety as follows.

                           "(B)     4,454,860 shares of Common Stock, net of
                  repurchases and the cancellation or expiration of options, issued or issuable to employees, directors, consultants or advisors of this Corporation under stock option and restricted stock purchase agreements approved by the Board of Directors commencing as of May 1994, and such other number of shares of Common Stock as may be fixed from time to time by the Board of Directors and approved by a majority of then outstanding Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, voting as a single class, issued or issuable to employees, directors, consultants or advisors of this Corporation under stock option and restricted stock purchase agreements approved by the Board of Directors, or"

         RESOLVED, FURTHER, said Amendment shall also change ARTICLE IV, Section B, Subsection 8(d) thereof so that, as amended, said subsection shall read in its entirety as follows.

                           "(d)     In addition to any approvals required by
                  law, so long as shares of Series E Preferred Stock are outstanding, this Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least ninety percent (90%) of the then outstanding voting power of and Series E Preferred Stock voting as a single class:"

                  SECOND: That, thereafter, the Corporation's stockholders approved this amendment by written consent in accordance with Section 228 of the Delaware General Corporation Law.

                  THIRD:   That this amendment was duly adopted in accordance
with the provisions of Section 242 of the Delaware General Corporation Law.

                  FOURTH: That the capital of the Corporation shall not be reduced under or by reason of this amendment.



                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Digirad Corporation. has caused this certificate to be signed by Scott Huennekens, its President, this 8th day of March, 2000.


                                              By:  /s/ Scott Huennekens
                                                 -------------------------------
                                                 Scott Huennekens, President




                 [SIGNATURE PAGE TO CERTIFICATE OF AMENDMENT OF
              AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
                               DIGIRAD CORPORATION]

                           CERTIFICATE OF AMENDMENT TO
                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                             OF DIGIRAD CORPORATION,
                             a Delaware Corporation


                  Digirad Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"),

         DOES HEREBY CERTIFY:

                  FIRST:   That resolutions were duly adopted by the Board of
Directors of the Corporation setting forth a proposed amendment to the existing Amended and Restated Certificate of Incorporation of the Corporation, and declaring said amendment to be advisable and recommended for approval by the stockholders of the Corporation. The resolutions setting forth the proposed amendment are as follows:

         RESOLVED, FURTHER, that Paragraph A and Paragraph B, Section 1 of
         ARTICLE IV of the Amended and Restated Certificate of Incorporation of this Corporation is hereby amended to read in its entirety as follows:

                           A. CLASSES OF STOCK. This Corporation is authorized to issue two (2) classes of shares, to be designated "Common" and "Preferred" and referred to herein as the "Common Stock" or the "Preferred Stock" respectively. The total number of shares of Common Stock the Corporation is authorized to issue is Twenty-Seven Million (27,000,000). The par value is $0.001 per share. The total number of shares of Preferred Stock the Corporation is authorized to issue is Eighteen Million Six Hundred Ninety Thousand Eight Hundred Thirty-Nine (18,690,839). The par value is $0.001 per share.

                                    The Board of Directors of the Corporation
                  may divide the Preferred Stock into any number of series. The Board of Directors shall fix the designation and number of shares of each such series. The Board of Directors may determine and alter the rights, preferences, privileges and restrictions granted to and imposed upon any wholly unissued series of the Preferred Stock. The Board of Directors (within the limits and restrictions of any resolution adopted by it, originally fixing the number of shares of any series) may increase or decrease the number of shares of any such series after the issue of shares of that series, but not below the number of then outstanding shares of such series.

                           B.       Rights, Preferences, Privileges and
                  Restrictions of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock.

                                    1.       Designation of Series A Preferred
                  Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock.

                                             Two Million Two Hundred Fifty
                  Thousand (2,250,000) shares of Preferred Stock are designated Series A Preferred Stock (the "Series A Preferred Stock") with the rights, preferences and privileges specified herein. Two Million Two Hundred Eighty-One Thousand (2,281,000) shares of Preferred Stock are designated Series B Preferred Stock (the "Series B Preferred Stock") with the rights, preferences and privileges specified herein. Four Million Eight Hundred Thousand (4,800,000) shares of Preferred Stock are designated Series C Preferred Stock (the "Series C Preferred Stock") with the rights, preferences and privileges specified herein. Eight Million Six Hundred Sixty-Eight Thousand One Hundred Forty (8,668,140) shares of Preferred Stock are designated Series D Preferred Stock (the "Series D Preferred Stock"). Six Hundred Ninety-One Thousand Six Hundred Ninety-Nine (691,699) shares of Preferred Stock are designated Series E Preferred Stock (the "Series E Preferred Stock"). As used in this Article IV, Division B, the term "Preferred Stock" shall refer to the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock."

                  SECOND: That, thereafter, the stockholders of said Corporation approved the amended by written consent in accordance with Section 228 of the Delaware General Corporation Law.

                  THIRD:   That said amendment was duly approved in accordance
with the provisions of Section 242 of the Delaware General Corporation Law.

                  FOURTH: That the capital of said Corporation shall not be reduced under or by reason of said amendment.

                  IN WITNESS WHEREOF, Digirad Corporation, has caused this certificate to be signed by Scott Huennekens, its President, on this 27th day of October, 1999.


                                              By:  /s/ Scott Huennekens
                                                 -------------------------------
                                                 Scott Huennekens, President

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                               DIGIRAD CORPORATION


         Digirad Corporation, a corporation organized and existing under the laws of the state of Delaware, hereby certifies as follows:

         1. The name of the corporation is Digirad Corporation. The date the Corporation filed its original Certificate of Incorporation with the Secretary of State was January 2, 1997.

         2. This Amended and Restated Certificate of Incorporation restates and amends the provisions of the original Certificate of Incorporation of this Corporation as heretofore in effect and was duly adopted by the Corporation's Board of Directors in accordance with Sections 241 and 245 of the General Corporation Law of the State of Delaware.

         3. The text of the Certificate of Incorporation is hereby amended and restated to read as herein set forth in full:

                                    ARTICLE I

         The name of the Corporation (hereinafter called "Corporation") is Digirad Corporation.

                                   ARTICLE II

         The address of the registered office of the Corporation in the State of Delaware is 30 Old Rudnick Lane, City of Dover, County of Kent 19901, and the name of the registered agent of the Corporation in the State of Delaware at such address is CorpAmerica, Inc.

                                   ARTICLE III

         The purpose of this Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE IV

         A.       CLASSES OF STOCK. This Corporation is authorized to issue two
(2) classes of shares, to be designated "Common" and "Preferred" and referred to herein as the "Common Stock" or the "Preferred Stock" respectively. The total number of shares of Common Stock the Corporation is authorized to issue is twenty-five million four hundred ninety-four thousand seventy-one (25,494,071). The par value is $0.001 per share. The total number of shares of Preferred Stock the Corporation is authorized to issue is eighteen million four hundred ninety-three thousand two hundred eleven (18,493,211). The par value is $0.001 per share.

                  The Board of Directors of the Corporation may divide the Preferred Stock into any number of series. The Board of Directors shall fix the designation and number of shares of each such series. The Board of Directors may determine and alter the rights, preferences, privileges and restrictions granted to and imposed upon any wholly unissued series of the Preferred Stock. The Board of Directors (within the limits and restrictions of any resolution adopted by it, originally fixing the number of shares of any series) may increase or decrease the number of shares of any such series after the issue of shares of that series, but not below the number of then outstanding shares of such series.

         B. Rights, Preferences, Privileges and Restrictions of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock.

                  1. Designation of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock.

                           Two Million Two Hundred Fifty Thousand (2,250,000)
shares of Preferred Stock are designated Series A Preferred Stock (the "Series A Preferred Stock") with the rights, preferences and privileges specified herein. Two Million Two Hundred Eighty-One Thousand (2,281,000) shares of Preferred Stock are designated Series B Preferred Stock (the "Series B Preferred Stock") with the rights, preferences and privileges specified herein. Four Million Eight Hundred Thousand (4,800,000) shares of Preferred Stock are designated Series C Preferred Stock (the "Series C Preferred Stock") with the rights, preferences and privileges specified herein. Eight million six hundred sixty-eight thousand one hundred forty (8,668,140) shares of Preferred Stock are designated Series D Preferred Stock (the "Series D Preferred Stock"). Four hundred ninety-four thousand seventy-one (494,071) shares of Preferred Stock are designated Series E Preferred Stock (the "Series E Preferred Stock"). As used in this Article IV, Division B, the term "Preferred Stock" shall refer to the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock.

                  2.       DIVIDEND PROVISIONS.

                           The holders of shares of Preferred Stock shall be
entitled to receive non-cumulative dividends, out of any assets legally available therefor, prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock of this Corporation) on the Common Stock or any other junior equity security of this Corporation, at the rate of $.10 per share of Series A Preferred Stock, $.11 per share of Series B Preferred Stock, $.125 per share of Series C Preferred Stock, $.23073 per share of Series D Preferred Stock and $.3036 per share of Series E Preferred Stock per annum plus an amount equal to that paid on outstanding shares of Common Stock of this Corporation, whenever funds are legally available therefor, payable quarterly when, as and if declared by the Board of Directors and shall be non-cumulative. Dividends, if declared, must be declared and paid with respect to all series of Preferred Stock contemporaneously, and if less than full dividends are declared, the same percentage of the dividend rate will be payable to each series of Preferred Stock.

                  3.       LIQUIDATION PREFERENCE.

                           (a)      In the event of any liquidation, dissolution
or winding up of this Corporation, either voluntary or involuntary, the holders of Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of this Corporation to the holders of Common Stock or any other junior equity security by reason of their ownership thereof an amount for each share of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, respectively, held by such holder equal to the sum of (i) $1.00 for each such outstanding share of Series A Preferred Stock (the "Original Series A Issue Price"), (ii) $1.10 for each such outstanding share of Series B Preferred Stock (the "Original Series B Issue Price"), (iii) $1.25 for each such outstanding share of Series C Preferred Stock (the "Original Series C Issue Price"), (iv) $2.3073 for each outstanding share of Series D Preferred Stock (the "Original Series D Issue Price"), (v) $3.036 for each outstanding share of Series E Preferred Stock (the "Original Series E Issue Price") and (vi) in each case, an amount equal to all declared but unpaid dividends on each such share. If upon the occurrence of such an event the assets and funds thus distributed among the holders of the Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire assets and funds of this Corporation legally available for distribution shall be distributed, ratably among the holders of the Preferred Stock in proportion to the product of the liquidation preference of each such share and the number of such shares owned by each such holder.

                           (b)      Upon the completion of the distribution
required by subsection 3(a) above, if assets remain in the Corporation, the holders of the Common Stock shall receive an amount equal to $.21 per share (adjusted to reflect any subsequent stock splits, stock dividends, or other recapitalizations) for each share of Common Stock held by them. If, upon the occurrence of such event, the assets and funds thus distributed among the holders of the Common Stock shall be insufficient to permit payment to such holders of the full aforesaid preferential amounts, then the entire assets and funds of this Corporation legally available for distribution (after giving effect to the distribution referred to in Section 3(a) hereof) shall be distributed ratably among the holders of the Common Stock in proportion to the amount of such stock owned by each such holder.

                           (c)      After the distributions described in
subsections 3(a) and (b) have been paid, the remaining assets of this Corporation available for distribution to stockholders shall be distributed among the holders of Preferred Stock and Common Stock pro rata based on the number of shares of Common Stock held by each (assuming conversion of all such Preferred Stock).

                  4.       REDEMPTION.

                           (a)      The outstanding Preferred Stock shall be
redeemable as provided in this Section 4. The Series A Redemption Price shall be the total amount equal to $1.00 per share of Series A Preferred Stock to be redeemed together with any declared but unpaid dividends on such shares to the Redemption Date (as such term is hereinafter defined). The Series B Redemption Price shall be the total amount equal to $1.10 per share of Series B Preferred Stock to be redeemed together with any declared but unpaid dividends on such shares to the Redemption Date. The Series C Redemption Price shall be the total amount equal to $1.25 per share of Series C Preferred Stock to be redeemed together with any declared but unpaid dividends on such shares to the Redemption Date. The Series D Redemption Price shall be the total amount equal to $2.3073 per share of Series D Preferred Stock to be redeemed together with any declared but unpaid dividends on such shares to the Redemption Date. The Series E Redemption Price shall be the total amount equal to $3.036 per share of Series E Preferred Stock to be redeemed together with any declared but unpaid dividends on such shares to the Redemption Date.

                           (b)      On or at any time after July 31, 2004, upon
the receipt by this Corporation from the holders of at least 66-2/3% of the then outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, voting as a single class, of a written request for redemption hereunder of their respective shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (the "Redemption Request"), this Corporation shall, from any source of funds legally available therefor, redeem all of the shares of Preferred Stock by paying in cash therefor a sum equal to the Series A Redemption Price, the Series B Redemption Price, the Series C Redemption Price, the Series D Redemption Price and the Series E Redemption Price, respectively.

                           (c)      (i)      At least 15, but no more than 30,
days prior to the date fixed for any redemption of the Preferred Stock (the "Redemption Date"), which Redemption Date shall be no later than 45 days following the Corporation's receipt of the Redemption Request, written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock to be redeemed at the address last shown on the records of this Corporation for such holder or given by the holder to this Corporation for the purpose of notice or if no such address appears or is given, at the place where the principal executive office of this Corporation is located, notifying such holder of the redemption to be effected, specifying the number of shares to be redeemed from such holder, the Redemption Date, the Series A Redemption Price, the Series B Redemption Price, the Series C Redemption Price, the Series D Redemption Price or the Series E Redemption Price as the case may be, the place at which payment may be obtained and the date on which such holder's Conversion Rights (as hereinafter defined) as to such shares, terminating and calling upon such holder to surrender to this Corporation, in the manner and at the place designated, such holder's certificate or certificates representing the shares to be redeemed (the "Redemption Notice"). Except as provided in subsection 4(c)(iii), on or after the Redemption Date, each holder of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock to be redeemed shall surrender to this Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the Series A Redemption Price, Series B Redemption Price, Series C Redemption Price, the Series D Redemption Price or the Series E Redemption Price, as the case may be, of such shares shall be payable, to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

                                    (ii)     If the funds of the Corporation
legally available for redemption of outstanding shares of Preferred Stock on any Redemption Date are insufficient to redeem the total number of shares of Preferred Stock to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of such shares ratably among the holders of (A) first, such shares of Series B, Series C, Series D and Series E Preferred Stock to be redeemed, and (B) second, such shares of Series A Preferred Stock to be redeemed. The shares of Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of this Corporation are legally available for the redemption of shares of Preferred Stock, such funds shall immediately be used to redeem the balance of the shares which this Corporation has become obligated to redeem on any Redemption Date but which it has not redeemed.

                                    (iii)    From and after the Redemption Date,
unless there shall have been a default in payment of the applicable Series A Redemption Price, Series B Redemption Price, Series C Redemption Price, Series D Redemption Price or the Series E Redemption Price, all rights of the holders of such shares as holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (except the right to receive the Series A Redemption Price, Series B Redemption Price, Series C Redemption Price, Series D Redemption Price or the Series E Redemption Price, without interest, upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of this Corporation or be deemed to be outstanding for any purpose whatsoever.

                                    (iv)     At least three days prior to the
Redemption Date, this Corporation shall deposit the Series A Redemption Price, Series B Redemption Price, Series C Redemption Price, Series D Redemption Price and Series E Redemption Price of all outstanding shares of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, designated for redemption in the Redemption Notice, and not yet redeemed or converted, with a bank or trust company having aggregate capital and surplus in excess of $50,000,000, as a trust fund for the benefit of the holders of the shares designated for redemption and not yet redeemed. Simultaneously, this Corporation shall deposit irrevocable instructions and authority to such bank or trust company to pay, on and after the Redemption Date or prior thereto, the Series A Redemption Price, Series B Redemption Price, Series C Redemption Price, Series D Redemption Price and Series E Redemption Price, as the case may be, to the holders thereof upon surrender of their certificates. Any monies deposited by this Corporation pursuant to this subsection 4(c)(iv) for the redemption of shares which are thereafter converted into shares of Common Stock pursuant to Section 5 hereof no later than the close of business on the Redemption Date shall be returned to this Corporation forthwith upon such conversion. The balance of any monies deposited by this Corporation pursuant to this subsection 4(c)(iv) remaining unclaimed at the expiration of two years following the Redemption Date shall thereafter be returned to this Corporation, provided that the stockholder to which such monies would be payable hereunder shall be entitled, upon proof of its ownership of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, as the case may be, and payment of any bond requested by this Corporation, to receive such monies but without interest from the Redemption Date.

                  5. CONVERSION. The holders of Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

                           (a)      RIGHT TO CONVERT.

                                    (i)      Subject to subsection 5(c), each
outstanding share of Preferred Stock shall be convertible, at the option of the holder thereof at any time after the date of issuance of such share (and on or prior to the fifth day prior to the Redemption Date, if any, as may have been fixed in any Redemption Notice), at the office of this Corporation or any transfer agent for such series of Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Series A Issue Price, the Original Series B Issue Price, the Original Series C Issue Price, the Original Series D Issue Price and the Original Series E Issue Price, respectively, by the Conversion Price at the time in effect for such series or shares of such series. The initial Conversion Price per share for shares of Preferred Stock shall be the Original Series A Issue Price, the Original Series B Issue Price, the Original Series C Issue Price, the Original Series D Issue Price and the Original Series E Issue Price, respectively, provided, however, that the Conversion Prices for the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock shall be subject to adjustment as set forth in subsection 5(c).

                                    (ii)     Each outstanding share of Preferred
Stock shall automatically be converted into shares of Common Stock at the Conversion Price at the time in effect for such shares immediately upon:

                                             (A)      the closing of this
Corporation's sale of its Common Stock in a bona fide, firm commitment underwritten public offering registered under the Securities Act of 1933, as amended (the "Securities Act"), which results in aggregate gross offering proceeds to this Corporation of at least $15,000,000, at a public offering price of not less than $7.50 per share (adjusted to reflect subsequent stock dividends, stock splits or recapitalizations) (a "Qualifying Public Offering"); or

                                            (B)        the approval of (i)
holders of at least 75% of the then outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, voting together as a single class and (ii) holders of not less than 60% of the Series D Preferred Stock voting as a class.

                           (b)      MECHANICS OF CONVERSION. Before any holder
of Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of this Corporation or of any transfer agent for such stock, and shall be given written notice by mail postage prepaid, to this Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of such series of Preferred

Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act, the conversion may, at the option of any holder tendering shares of such series of Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of shares of such series of Preferred Stock shall not be deemed to have converted such shares of such series of Preferred Stock until immediately prior to the closing of such sale of securities.

                           (c)      CONVERSION PRICE ADJUSTMENTS OF THE
PREFERRED STOCK. The Conversion Prices of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock shall be subject to adjustment from time to time as follows:

                                    (i)     (A)      If this Corporation shall
issue any Additional Stock (as defined below) without consideration or for a consideration per share less than the Conversion Price for shares of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock in effect immediately prior to the issuance of such Additional Stock, the new Conversion Price for such shares of such series of Preferred Stock shall be determined by multiplying the Conversion Price for such series of Preferred Stock in effect immediately prior to the issuance of Additional Stock by a fraction:

                                                     (x)      the numerator of
         which shall be the number of shares of Common Stock outstanding immediately prior to such issuance (for purposes of this calculation only, including the number of shares of Common Stock then issuable upon the conversion of all outstanding shares of Preferred Stock at the Conversion Price for such shares in effect immediately prior to such issuance of Additional Stock) plus the number of shares of Common Stock equivalents which the aggregate consideration received by this Corporation for the shares of such Additional Stock so issued would purchase at the Conversion Price in effect at the time for the shares of the series of Preferred Stock with respect to which the adjustment is being made; and

                                                     (y)      the denominator of
         which shall be the number of shares of Common Stock outstanding immediately prior to such issuance (for purposes of this calculation only, including the number of shares of Common Stock then issuable upon the conversion of all outstanding shares of Preferred Stock at the Conversion Price for such shares in effect immediately prior to such issuance of Additional Stock) plus the number of such shares of Additional Stock so issued.

                           Any series of issuances of Additional Stock
                  consisting of Common Stock or the same series of Preferred Stock, issued at the same price and within a six-month period, shall be treated as one issuance of Additional Stock for the purposes of this calculation.

                                            (B)      No adjustment of the
Conversion Price for such series of Preferred Stock shall be made in an amount less than one cent per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three years from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in subsections 5(c)(i)(E)(3) and
(c)(i)(E)(4), no adjustment of such Conversion Price for such series of Preferred Stock pursuant to this subsection 5(c)(i) shall have the effect of increasing the Conversion Price for such series of Preferred Stock above the Conversion Price for such series in effect immediately prior to such adjustment.

                                            (C)      In the case of the
issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by this Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

                                            (D)      In the case of the
issuance of the Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors irrespective of any accounting treatment.

                                            (E)      In the case of the
issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities (which are not excluded from the definition of Additional Stock), the following provisions shall apply:

                                                     (1)      The aggregate
maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections 5(c)(i)(C) and (c)(i)(D)), if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby.

                                                     (2)      The aggregate
Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by this Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by this Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections 5(c)(i)(C) and (c)(i)(D)).

                                                     (3)      In the event of
any change in the number of shares of Common Stock deliverable or any increase in the consideration payable to this Corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Conversion Price of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, as the case may be, obtained with respect to the adjustment which was made upon the issuance of such options, rights or securities, and any subsequent adjustments based thereon shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities; provided, however, that this section shall not have any effect on any conversion of such series of Preferred Stock prior to such change or increase.

                                                     (4)      Upon the
expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, as the case may be, obtained with respect to the adjustment which was made upon the issuance of such options, rights or securities or options or rights related to such securities, and any subsequent adjustments based thereon, shall be recomputed to reflect the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities; provided, however, that this section shall not have any effect on any conversion of such series of Preferred Stock prior to such expiration or termination.

                                    (ii)    "Additional Stock" shall mean any
shares of Common Stock issued (or deemed to have been issued pursuant to subsection 5(c)(i)(E)) by this Corporation after June 22, 1998, other than:

                                            (A)      Common Stock issued
pursuant to a transaction described in subsection 5(c)(iii) hereof, or

                                            (B)      3,454,860 shares of
Common Stock, net of repurchases and the cancellation or expiration of options, issued or issuable to employees, directors, consultants or advisors of this Corporation under stock option and restricted stock purchase agreements approved by the Board of Directors commencing as of May 1994, and such other number of shares of Common Stock as may be fixed from time to time by the Board of Directors and approved by a majority of then outstanding Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, voting as a single class, issued or issuable to employees, directors, consultants or advisors of this Corporation under stock option and restricted stock purchase agreements approved by the Board of Directors, or

                                            (C)      Common Stock issued or
issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock.

                                    (iii)   In the event this Corporation
should at any time or from time to time after the effective date hereof fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price for the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, as the case may be, shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of outstanding shares determined in accordance with subsection 5(c)(i)(E).

                                    (iv)    If the number of shares of Common
Stock outstanding at any time after the effective date hereof is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, as the case may be, shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

                           (d)      OTHER DISTRIBUTIONS.  In the event this
Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by this Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection 5(c)(iii), then, in each such case for the purpose of this subsection 5(d), the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of this Corporation into which their shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, as the case may be, are convertible as of the record date fixed for the determination of the holders of Common Stock of this Corporation entitled to receive such distribution.

                           (e)      RECAPITALIZATIONS.  If at any time or
from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 5 or Section 6) provision shall be made so that the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, shall thereafter be entitled to receive upon conversion of such series of Preferred Stock the number of shares of stock or other securities or property of this Corporation or otherwise, to which a holder of

Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 with respect to the rights of the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, after the recapitalization to the end that the provisions of this
Section 5 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of such series of Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

                           (f)      NO IMPAIRMENT.  This Corporation will
not, by amendment of its Certificate of Incorporation or through any reorganization, revitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock against impairment.

                           (g)      FRACTIONAL SHARES AND CERTIFICATE AS TO
ADJUSTMENTS.

                                    (i)     No fractional shares shall be
issued upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of such series of Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

                                    (ii)    Upon the occurrence of each
adjustment or, readjustment of the Conversion Price of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, as the case may be, pursuant to this
Section 5, this Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, or instrument convertible into shares of any such series of Preferred Stock, as the case may be, a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This Corporation shall, upon the written request furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of such series of Preferred Stock.

                           (h)      NOTICES OF RECORD DATE.  In the event of
any taking by this Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, this Corporation shall mail to each holder of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock at least 20 days prior to the date specified therein, a notice specifying the date on which by such record is to be taken for the purpose of such dividend, distribution or right and the amount and character of such dividend, distribution or right.

                           (i)      RESERVATION OF COMMON STOCK ISSUABLE UPON
CONVERSION. This Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all authorized shares of such series of Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then authorized shares of such series of Preferred Stock, in addition to such other remedies as shall be available to the holders of such series of Preferred Stock, this Corporation will take such corporate action as may, in the opinion of its counsel be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

                           (j)      NOTICES.  Any notice required by the
provisions of this Section 5 to be given to the holders of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock shall be deemed given if deposited in the United States postage prepaid, and addressed to each holder of record at such holder's address appearing on the books of this Corporation.

                  6.       MERGER; CONSOLIDATION.

                           (a)      If at any time after the effective date
hereof there is a merger, consolidation or other corporate reorganization in which stockholders of this Corporation immediately prior to such transaction own less than 50% of the voting securities of the surviving or controlling entity immediately after the transaction, or sale of all or substantially all of the assets of this Corporation (hereinafter, an "Acquisition"), then, as a part of such Acquisition, provision shall be made so that the holders of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and Series E Preferred Stock shall be entitled to receive, prior to any distribution to holders of Common Stock or other junior equity security of the Corporation, the number of shares of stock or other securities or property to be issued to this Corporation or its stockholders resulting from such Acquisition in an amount per share equal to the Original Series A Issue Price, Original Series B Issue Price, Original Series C Issue Price, Original Series D Issue Price and Original Series E Issue Price, as applicable, plus a further amount equal to any dividends declared but unpaid on such shares. Subject to the following sentence, the holders of Common Stock shall thereafter be entitled to receive, pro rata, the remainder of the number of shares of stock or other securities or property to be issued to this Corporation or its stockholders resulting from such Acquisition. Notwithstanding anything to the contrary in this Section 6, in the event the aggregate value of stock, securities and other property to be distributed to this Corporation or its stockholders with respect to an Acquisition is less than $5.25 per share (such dollar amount to be appropriately adjusted to reflect any subsequent stock splits, stock dividends or other recapitalizations) of Common Stock outstanding (for purpose of this calculation only, including in the number of shares of Common Stock outstanding the number of shares of Common Stock then issuable upon conversion of all outstanding Preferred Stock), then the stock, securities or other property shall be distributed among the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, the Series D Preferred Stock, Series E Preferred Stock and the Common Stock according to the provisions of Section 3 hereof as if such Acquisition were deemed a liquidation.

                           (b)      Any securities to be delivered to the
holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, the Series D Preferred Stock, Series E Preferred Stock and Common Stock pursuant to subsection 6(a) above shall be valued as follows:

                                    (i)     Securities not subject to
investment letter or other similar restrictions on free marketability;

                                            (A)      If traded on a
securities exchange, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the 30-day period ending three days prior to the closing;

                                            (B)      If actively traded
over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever are applicable) over the 30-day period ending three days prior to the closing; and

                                            (C)      If there is no active
public market, the value shall be the fair market value thereof, as mutually determined by the Corporation and the holders of not less than a majority of the then outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, the Series D Preferred Stock and Series E Preferred Stock.

                                    (ii)    The method of valuation of
securities subject to investment letter or other restrictions on free marketability shall be to make an appropriate discount from the market value determined as above in subsections 6(b)(i)(A), (B) or (C) to reflect the approximate fair market value thereof, as mutually determined by this Corporation and the holders of a majority of the then outstanding shares of Series A Preferred Stock, Series B Preferred, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, voting as a single class.

                           (c)      In the event the requirements of
subsection 6(a) are not complied with, this Corporation shall forthwith either:

                                    (i)     cause such closing to be
postponed until such time as the requirements of this Section 6 have been complied with, or

                                    (ii)    cancel such transaction, in which
event the rights, preferences and privileges of the holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in subsection 6(d) hereof.

                           (d)      This Corporation shall give each holder
of record of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock written notice of such impending transaction not later than 20 days prior to the stockholders' meeting called to approve such action, or 20 days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section 6, and this Corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place earlier than 20 days after the Corporation has given the first notice provided for herein or earlier than 10 days after the Corporation has given notice of any material changes provided for herein; provided, however, that such periods may be shortened upon the written consent of the holders of a majority of the then outstanding Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock voting as a class.

                           (e)      The provisions of this Section 6 are in
addition to the protective provisions of Section 8 hereof.

                  7.       VOTING RIGHTS; DIRECTORS.

                           (a)      The holder of each outstanding share of
Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock shall have the right to one vote for each share of Common Stock into which such outstanding Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock could be converted on the record date for the vote or written consent of stockholders. In all cases any fractional share, determined on an aggregate conversion basis, shall be rounded to the nearest whole share. With respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof to notice of any stockholders' meeting in accordance with the bylaws of this Corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote.

                           (b)      Notwithstanding subsection 7(a), (i) so
long as at least fifty percent (50%) of the shares of Series A Preferred Stock and Series B Preferred Stock originally issued remain issued and outstanding, the holders of Series A Preferred Stock and Series B Preferred Stock, voting together as a separate class, shall be entitled to elect one member of the Board of Directors, (ii) so long as at least fifty percent (50%) of the shares of Series C Preferred Stock originally issued remain issued and outstanding, the holders of Series C Preferred Stock, voting as a separate class, shall be entitled to elect one member of the Board of Directors, and (iii) so long as at least fifty percent (50%) of the shares of Series D Preferred Stock originally issued remain issued and outstanding, the holders of Series D Preferred Stock, voting as a separate class, shall be entitled to elect either one or two members of the Board of Directors, as set forth in that certain Amended and Restated Voting Agreement between the Corporation and its stockholders dated on or about August 8, 1997. Any additional directors shall be elected by the holders of Preferred Stock and Common Stock, voting together as one class. In the case of any vacancy in the office of a director elected by the holders of the Series A Preferred Stock and

Series B Preferred Stock, the Series C Preferred Stock or the Series D Preferred Stock pursuant to this subsection 7(b), the holders of a majority of the then voting power of the Series A Preferred Stock and Series B Preferred Stock, the Series C Preferred Stock or the Series D Preferred Stock, as applicable, shall, within sixty (60) days of such vacancy, elect a successor to hold office for the unexpired term of the director whose place shall be vacant. In the case of a vacancy in the office of any other director, the successor of that director shall be elected within sixty (60) days of such vacancy to hold office for the unexpired term of the director whose place shall be vacant, and such successor director shall be elected by the holders of Preferred Stock and Common Stock, voting together as one class. Any director who shall have been so elected may be removed during the aforesaid term of office, whether with or without cause, only by the affirmative vote of the holders of a majority of the voting power of the Series of Preferred Stock which first elected him. This subsection 7(b) shall be void and of no further effect thereafter upon the occurrence of either of the following events:

                                    (i)     the closing of a Qualifying
Public Offering;

                                    (ii)    upon the distribution to the
stockholders pursuant to Section 3 or Section 6 hereof of the net proceeds of the sale of all or substantially all the assets of the Corporation.

                  8.       PROTECTIVE PROVISIONS.

                           (a)      In addition to any approvals required by
law, so long as shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock are outstanding, this Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding voting power of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (voting, as one class, in accordance with Section 7):

                                    (i)     sell, convey, or otherwise
dispose of all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) in which this Corporation is not the surviving corporation or effect any transaction or series of related transactions in which more than fifty percent (50%) of the voting power of this Corporation is disposed of, provided, however, that this restriction shall not apply to any mortgage, deed of trust, pledge or other encumbrance or hypothecation of the Corporation's or any of its subsidiaries' assets for the purpose of securing any contract or obligation; or

                                    (ii)    alter or change the rights,
preferences, privileges or restrictions of the shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock; or

                                    (iii)   increase the authorized number of
shares of Common Stock or Preferred Stock; or

                                    (iv)    create (by reclassification or
otherwise) any new class or series of stock having a preference over, or being on a parity with, the Series A Preferred Stock,

Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock with respect to voting, dividends, redemption or conversion or upon liquidation; or

                                    (v)     pay or declare any dividend on
its Common Stock or any other junior equity security other than a dividend in Common Stock of this Corporation; or

                                    (vi)    change the authorized number of
directors; or

                                    (vii)   do any act or thing which would
result in taxation of the holders of shares of Preferred Stock under section 305(b) of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended).

                           (b)      In addition to any approvals required by
law, so long as shares of Series C Preferred Stock are outstanding, this Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding voting power of and Series C Preferred Stock voting as a single class:

                                    (i)     alter or change the rights,
preferences, privileges or restrictions of the shares of Series C Preferred Stock; or

                                    (ii)    create (by reclassification or
otherwise) any new class or series of stock having a preference over, or being on a parity with, the Series C Preferred Stock with respect to voting, dividends, redemption or conversion or upon liquidation.

                           (c)      In addition to any approvals required by
law, so long as shares of Series D Preferred Stock are outstanding, this Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding voting power of and Series D Preferred Stock voting as a single class:

                                    (i)     sell, convey, or otherwise
dispose of all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) in which this Corporation is not the surviving corporation or effect any transaction or series of related transactions in which more than fifty percent (50%) of the voting power of this Corporation is disposed of, provided, however, that this restriction shall not apply to any mortgage, deed of trust, pledge or other encumbrance or hypothecation of the Corporation's or any of its subsidiaries' assets for the purpose of securing any contract or obligation; or

                                    (ii)    alter or change the rights,
preferences, privileges or restrictions of the shares of Series D Preferred Stock; or

                                    (iii)   increase the authorized number of
shares of Series D Preferred Stock; or

                                    (iv)    increase the authorized number of
directors; or

                                    (v)     create (by reclassification or
otherwise) any new class or series of stock having a preference over, or being on a parity with, the Series D Preferred Stock with respect to voting, dividends, redemption or conversion or upon liquidation.

                           (d)      In addition to any approvals required by
law, so long as shares of Series E Preferred Stock are outstanding, this Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding voting power of and Series E Preferred Stock voting as a single class:

                                    (i)  materially or adversely alter or
change the rights, preferences or privileges of the shares of Series E Preferred Stock as a separate series in a manner that is dissimilar and disproportionate relative to the manner in which the rights, preferences or privileges of the other series of Preferred Stock are altered, or

                                    (ii)  increase the authorized number of
shares of Series E Preferred Stock.

                  9. STATUS OF REDEEMED OR CONVERTED STOCK. In the event any shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock shall be redeemed or converted pursuant to Section 4 or 5 hereof the shares so redeemed or converted shall be cancelled and shall not be issuable by this Corporation, and the Certificate of Incorporation of this Corporation shall be appropriately amended to effect the corresponding reduction in this Corporation's authorized capital stock.

                  10. REPURCHASE OF SHARES. In connection with repurchases by this Corporation of its Common Stock pursuant to agreements with certain of the holders thereof approved by this Corporation's Board of Directors, each holder of Preferred Stock shall be deemed to have waived the application, in whole or in part, of any provisions of the Delaware General Corporation Law or any applicable law of any other state which might limit or prevent or prohibit such repurchases.

         C.       COMMON STOCK.

                  1. RELATIVE RIGHTS OF PREFERRED STOCK AND COMMON STOCK. All rights preferences, voting powers, relative, participating optional or other special rights and privileges, and qualifications, limitations, or restrictions of the Common Stock are expressly made subject and subordinate to those that may be fixed with respect to any shares of the Preferred Stock.

                  2. VOTING RIGHTS. Except as otherwise required by law or this Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held by such holder of record on the books of the Corporation for the election of directors and on all matters submitted to a vote of stockholders of the Corporation.

                  3. DIVIDENDS. Subject to the preferential rights of the Preferred Stock, the holders of shares of Common Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of the assets of the Corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock.

                  4. DISSOLUTION, LIQUIDATION OR WINDING UP. In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock, holders of Common Stock shall be entitled to participate in any distribution of the assets of the Corporation in accordance with Section 3 of Article IV, Division B hereof.

                  5. NO PREEMPTIVE RIGHTS. The holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Common Stock shall not have any preemptive rights. The foregoing shall not, however, prohibit the Corporation from granting contractual rights of first refusal to purchase securities to holders of Preferred Stock.

                                    ARTICLE V

         In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware:

         A. The Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the bylaws of the Corporation; provided, however, that the bylaws may only be amended in accordance with the provisions thereof and, provided further that, the authorized number of directors may be changed only with the approval of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (voting as one class) in accordance with Section 7 of Article IV Division B.

         B. Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.

         C. The books of the Corporation may be kept at such place within or without the State of Delaware as the bylaws of the Corporation may provide or as may be designated from time to time by the Board of Directors of the Corporation.

                                   ARTICLE VI

         A.       EXCULPATION.

                  1. CALIFORNIA. The liability of each and every director of this Corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

                  2. DELAWARE. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is hereafter amended to further reduce or to authorize, with the approval of the Corporation's stockholders, further reductions in the liability of the Corporation's directors for breach of fiduciary duty, then a director of the Corporation shall not be liable for any such breach to the fullest extent permitted by the Delaware General Corporation Law as so amended.

                  3. CONSISTENCY. In the event of any inconsistency between Sections 1 and 2 of this Division A, the controlling Section, as to any particular issue with regard to any particular matter, shall be the one which provides to the director in question the greatest protection from liability.

         B.       INDEMNIFICATION.

                  1. CALIFORNIA. This Corporation is authorized to indemnify the directors and officers of this Corporation to the fullest extent permissible under California law. Moreover, this Corporation is authorized to provide indemnification of (and advancement of expenses to) agents (as defined in Section 317 of the California Corporations Code) through bylaw provisions, agreements with agents, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 317 of the California Corporations Code, subject only to applicable limits set forth in Section 204 of the California Corporations Code, with respect to actions for breach of duty to the Corporation and its stockholders.

                  2. DELAWARE. To the extent permitted by applicable law, this Corporation is also authorized to provide indemnification of (and advancement of expenses to) such agents (and any other persons to which Delaware law permits this Corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to the Corporation, its stockholders and others.

                  3. CONSISTENCY. In the event of any inconsistency between Sections 1 and 2 of this Division B, the controlling Section, as to any particular issue with regard to any particular matter, shall be the one which authorizes for the benefit of the agent or other person in question the provision of the fullest, promptest, most certain or otherwise most favorable indemnification and/or advancement.

         C. EFFECT OF REPEAL OR MODIFICATION. Any repeal or modification of any of the foregoing provisions of this Article VI shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

                                   ARTICLE VII

         The Corporation shall have perpetual existence.

                                  ARTICLE VIII

                  The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been executed as of this 22nd day of June 1998.

                                       DIGIRAD CORPORATION



                                       By:      /s/ Karen A. Klause
                                           ------------------------------------
                                              Karen A. Klause, President









                               [SIGNATURE PAGE TO
                     RESTATED CERTIFICATE OF INCORPORATION]

                                    EXHIBIT C

        LIST OF BORROWER'S US FEDERALLY REGISTERED INTELLECTUAL PROPERTY

          [NAMES, APPLICATION OR REGISTRATION NUMBERS AND APPLICATION
                             OR REGISTRATION DATE]

                            PATENTS AND TRADEMARKS

A.       STATUS OF PATENT ACTIVITY

                                      ***
                                      ***
                                      ***



*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                      ***
                                      ***
                                      ***


B.       STATUS OF TRADEMARK ACTIVITY

I.       Registration of "Digirad"

Filed Application............................................September 6, 1994
Patent Office Action..........................................February 7, 1995
Amended Application filed......................................August 14, 1995
Patent Office Action............................................April 23, 1996
Reconsideration requested.........................................July 5, 1996
Appeal filed..................................................October 18, 1996
Appeal Brief filed...........................................December 20, 1996
Examining Attorney's Appeal Brief filed.........................March 10, 1997
Notice of Acceptance of Statement of Use.........................March 2, 1999

                                Expected Actions

Await the issuance.

II.      Registration of "SpectrumPlus"

Application Serial No. 75/202,359 filed ...................... November 22, 1996

III.     Registration of "Notebook Imager"

Application Serial No. 75/202,360 filed ...................... November 22, 1996


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                    EXHIBIT D

          PROPOSAL FOR PURCHASE OF NIS FIXED BUSINESS - AUGUST 16, 2000

                   PROPOSAL FOR PURCHASE OF NIS FIXED BUSINESS
                                 AUGUST 16, 2000


                  THE PROPOSED TERMS AND CONDITIONS SUMMARIZED HEREIN ARE PROVIDED FOR DISCUSSION PURPOSES ONLY, AND DO NOT CONSTITUTE AN OFFER, AGREEMENT, OR COMMITMENT TO PURCHASE THE ASSETS AS DESCRIBED BELOW. THE ACTUAL TERMS AND CONDITIONS UPON WHICH DIGIRAD CORPORATION ("DIGIRAD") MAY BE PREPARED TO PURCHASE THE "FIXED BUSINESS," OF NUCLEAR IMAGING SYSTEMS, INC. ("NIS") ARE SUBJECT TO SATISFACTORY COMPLETION OF DUE DILIGENCE, REQUISITE BOARD, INVESTOR AND LENDER APPROVALS, SATISFACTORY REVIEW OF DOCUMENTATION AND OTHER TERMS AND CONDITIONS AS ARE DETERMINED BY DIGIRAD AND ITS COUNSEL.


Purchaser                    Digirad Corporation or its nominee

Seller NIS, debtor in possession in Case No. 00-19698 (the "NIS Bankruptcy Case") pending in the United States Bankruptcy Court for the Eastern District of Pennsylvania (the "Bankruptcy Court")

Purchase Price               $3,550,000 composed of:

                             - $2.5 million note payable to DVI, at a fixed rate of interest of 7% per annum payable based on a 30-year amortization schedule, all due and payable in 5 years; secured by the assets currently securing the indebtedness of NIS to DVI, which security interest shall be of first priority;

                             - $1 million note payable to the IRS, at a fixed rate of interest of 8% per annum, payable based on a 30-year amortization schedule, all due and payable in 6 years; unsecured;

                             - $50,000 cash payable within 30 days of the entry of a final order approving the purchase for distribution to general unsecured creditors (excluding DVI and the IRS)

Assets Purchased             All assets of NIS excluding the assets that are the
                             subject of the pending proposal by Digirad to purchase the "Mobile Business". Furthermore:

                             - Assets are to be free and clear of all liens, claims and encumbrances;

                             - Leases of 16 sites are, at Digirad's option after due diligence review, to be either assumed and assigned to Digirad, or re-negotiated and re-documented in a manner acceptable to Digirad, on a lease-by-lease basis

                                      (i.e., some leases may be assumed and
                                      assigned, some renegotiated and some
                                      rejected);

                             - Digirad to be satisfied it has received all necessary radiation and business licenses, whether assumed an assigned or assigned with the consent of the licensor;

                             - Digirad to be satisfied it is receiving the assignment and transfer of all contracts with doctors and customers, except as Digirad may consent in writing, and there shall be no outstanding liabilities relating to such contracts that are the responsibility of Digirad;

                                      -        customer contracts are to conform
                                               to Digirad IDTF status

                             - Digirad to receive all books, records, and documents (or at least copies), including information on and transfer of all private payor numbers and medicare numbers

                             -        Digirad to succeed, whether through
                                      assumption and assignment, or consent,
                                      to all contracts with Radiation Safety
                                      Officers


Other Terms                  Jeff Mandler is to agree to a non-compete
                             agreement;

                             Jeff Mandler to agree to an employment agreement with Digirad (or its nominee) for a three year term subject to performance standards and financial goals.

                             -        salary of $l50,000 year

                             - $25,000 bonus subject to achievement of specified targets

                             -        50,000 shares/year of Digirad stock
                                      pursuant to stock options based on
                                      achievement of specified targets and a 3 year daily vesting schedule

                             There are to be no risk of additional tax liabilities, additional liabilities to doctors or customers, labor issues, nor other legal issues with billing practices and company structure

Conditions                   Satisfactory due diligence review of financials,
                             contracts, equipment, and customer relationships

                             Bankruptcy Court shall have approved sale of Mobile Business with final order under Bankruptcy Code
                             Section 363

                             Confirmation of a consensual plan of reorganization (unless otherwise agreed by Digirad) pursuant to a final order in form and substance satisfactory to Digirad

                             MMC shall have entered into and satisfactorily performed the MMC services agreement relating to the Mobile Business purchase and, if Digirad so elects, shall be willing to perform similar services for Digirad relating to the Fixed Business

                             - There shall have been no defaults under the MMC services Agreement, nor shall it have been terminated for cause

                             Jeff Mandler and MMC shall have filed bankruptcy petitions or Digirad shall be satisfied that bankruptcy filings are not imminent

                                SECOND AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT


         This SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Second Amendment"), dated as of November 27, 2000, is entered into by and between DIGIRAD CORPORATION, a Delaware corporation ("Borrower"), and MMC/GATX PARTNERSHIP NO. I, a California general partnership ("Lender").

                                    RECITALS

         A. Borrower and Lender are parties to a Loan and Security Agreement, dated as of October 27, 1999, as amended by a First Amendment to Loan and Security Agreement dated as of August 14, 2000 (as amended, the "Loan Agreement") pursuant to which Lender has provided financing.

         B. Borrower has now requested that Lender consent to certain transactions. Lender is willing to do so upon the terms and conditions set forth herein.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

                  1. DEFINITIONS; INTERPRETATION. Unless otherwise defined herein, all capitalized terms used herein and defined in the Loan Agreement shall have the respective meanings given to those terms in the Loan Agreement. Other rules of construction set forth in the Loan Agreement, to the extent not inconsistent with this Second Amendment, apply to this Second Amendment and are hereby incorporated by reference.

                  2.       AMENDMENTS TO LOAN AGREEMENT.

                           (a)      CONSENTS.

                                    (i)     Lender hereby consents to
Borrower's incurrence on or about September 29, 2000 of Indebtedness in the form of a Two Million Dollars ($2,000,000) bridge loan which is not repaid but converts to Borrower's Equity Securities in Borrower's next equity round (collectively the "BRIDGE LOAN").

                                    (ii)    Lender hereby consents to
Borrower's incurrence of Indebtedness after Borrower's closing of its Next Equity Round:

                                            (1)      In the form of a One
Million Dollar ($1,000,000) equipment loan from GE Healthcare Services which is secured only by the specific equipment financed thereunder and the proceeds thereof and, if necessary, a $200,000 letter of credit (collectively, the "GE HEALTHCARE EQUIPMENT LOAN").

                                            (2)      In the form of one or
more equipment loans in an aggregate amount not to exceed Three Million Dollars ($3,000,000) which is/are secured only by the specific equipment financed thereunder and the proceeds thereof (collectively, the "ADDITIONAL EQUIPMENT LOANS").

                                            (3)      Lender hereby  consents
to the incurrence of Indebtedness by Borrower's Subsidiary, Orion Imaging Systems ("Orion") after the Next Equity Round in the form of an accounts receivable facility initially in the amount of Two Million Five Hundred Thousand Dollars ($2,500,000) but increasing to Five Million Dollars ($5,000,000) within one (1) year from Heller Financial (or other comparable lender) (collectively, the "HELLER A/R FACILITY") provided the Heller A/R Facility is secured only by Orion's accounts receivable and the proceeds thereof (and not any of the assets or property of Borrower) and the total amount of the Heller A/R Facility cannot exceed 85% of Orion's eligible accounts receivable. In addition, Borrower may guaranty Orion's obligations under the Heller A/R Facility but any such guaranty must be unsecured and subordinated on terms and conditions acceptable to Lender in its sole discretion.

                           (b)      The  definition  of  Permitted
Indebtedness in Section 1.01 of the Loan and Security Agreement shall be amended by adding the following subclauses: (g) after the closing of the Next Equity Round, the GE Healthcare Equipment Loan, (h) after the closing of the Next Equity Round, the Additional Equipment Loans; and (i) after the closing of the Next Equity Round, the Heller A/R Facility.

                           (c)      Section  1.01 of the Loan  Agreement
shall be amended to add the following defined terms in appropriate alphabetical order:

                           "ADDITIONAL EQUIPMENT" shall have the meaning given such term in Section 2(a) of the Second Amendment to Loan and Security Agreement dated November 27, 2000.

                           "FIRST LOAN" shall have the meaning given such term in Section 2.01(a).

                           "GE HEALTHCARE EQUIPMENT LOAN" shall have the meaning given such term in Section 2(a) of the Second Amendment to Loan and Security Agreement dated November 27, 2000.

                           "HELLER A/R FACILITY" shall have the meaning given such term in Section 2(a) of the Second Amendment to Loan and Security Agreement dated November 27, 2000.

                           "LOANS" shall have the meaning given such term in
                           Section 2(a) of the Second Amendment to Loan and Security Agreement dated November 27, 2000.

                           "NEXT EQUITY ROUND" shall mean the Borrower's next equity round closing after October 1, 2000 which yields at least Eight Million Dollars ($8,000,000) net cash proceeds.

                           "SECOND LOAN" shall have the meaning given such term in Section 2.01(a).

                           "THIRD LOAN" shall mean the Facility B Loan.

                           (d)      Section 2.01(c) of the Loan Agreement
will be changed to read as follows:

                                    (c)     PAYMENTS  OF  PRINCIPAL  AND
INTEREST. If a Funding Date is not the first day of the month, Borrower shall make an interest only payment on the first Payment Date specified in Lender's Note. For the First Loan, Borrower shall make thirty-six (36) equal monthly payments of principal plus accrued interest on the outstanding principal amount of such Loan commencing on the first Payment Date as set forth in Lender's Note. The payment schedule of the Second Loan shall be amended such that Borrower shall make (in addition to the payments previously made by Borrower through and including November, 2000) twenty-four (24) equal monthly payments of principal plus accrued interest on the outstanding principal amount of the Second Load as set forth in the Amendment to Secured Promissory Note No. 2, executed and delivered concurrently with Borrower's execution and delivery of this Second Amendment. The payment schedule of the Third Loan shall be amended such that Borrower shall make (in addition to the payments previously made by Borrower through and including November, 2000) twenty-four (24) equal monthly payments of principal plus accrued interest on the outstanding principal amount of the Third Loan as set forth in the Amendment to Secured Promissory Note No. 3, executed and delivered concurrently with Borrower's execution and delivery of this Second Amendment.

                           (e)      Section 2.01(d) of the Agreement will be
changed to read as follows:

                           (d)      OPTIONAL  PREPAYMENT  WITH PREMIUM.  Upon
ten (10) Business Days' prior written notice to Lender, Borrower may, at its option, at any time, prepay all, and not less than all, of a Loan in full at a prepayment price equal to the principal amount of the Loan, plus interest accrued on the Loan through and including the date of such prepayment, plus a premium on the Loan equal to the Applicable Premium. If an Event of Default occurs and is continuing (other than an Event of Default specified in Section
9.01 h, i, j, k or l, in which case no Applicable Premium is due and payable), and Lender exercises its right under Section 9.02 to accelerate the Loans or the Loans are automatically accelerated, Borrower expressly agrees that the amount then due and payable shall include the Applicable Premium as of the date of such acceleration. In the event that Borrower and the lender of the Indebtedness permitted by clause (e) of the definition of Permitted Indebtedness request Lender's agreement that there be an increase in the amount of such Indebtedness and Lender does not consent (which consent shall be at Lender's sole discretion), Borrower shall be permitted to prepay all Indebtedness hereunder without payment of any Applicable Premium.

                           (f)      Section 5.04 of the Agreement shall be
changed to read as follows:

                                    5.04    EQUIPMENT  COLLATERAL.  On or
prior to its execution and delivery of this Agreement, Borrower shall provide Lender with a listing, in detail to Lender's satisfaction, of all of Borrower's equipment, fixtures and personal property other than the equipment financed under the GE Healthcare Equipment Loan and the Additional Equipment Loans (collectively, an "Equipment List"), which, at Lender's option, shall be attached as an exhibit to a UCC financing statement filed by Lender naming Borrower as "debtor" and Lender as "secured party." Within thirty days after the end of every quarter after the date hereof; Borrower shall provide Lender with an Equipment List of equipment, fixtures and personal property acquired by Borrower during such quarter through and including April 27, 2001, and such Equipment List shall, at Lender's option, be attached as an exhibit to a UCC financing statement filed by Lender naming Borrower as "debtor" and Lender as "secured party." Borrower agrees to execute and deliver to Lender any and all such financing statements to Lender. Borrower's equipment, fixtures and personal property acquired alter April 27, 2001 may become Third Party Equipment.

                  3.       INTENTIONALLY OMITTED.

                  4. CONDITION TO EFFECTIVENESS. The effectiveness of this Amendment is conditioned upon the delivery by Borrower to Lender of the following:

                           (a)      A certificate of the Secretary or the
Assistant Secretary of Borrower, in form and substance satisfactory to Lender, certifying the adoption of resolutions of the Board of Directors of Borrower approving this Second Amendment and the transactions contemplated hereby (including the documents described in Section 4(b) and 4(c) below).

                           (b)      The Amendment to Secured Promissory Note
No. 2 duly executed and delivered by Borrower.

                           (c)      The Amendment to Secured Promissory Note
No. 3 duly executed and delivered by Borrower.

                           (d)      This Second Amendment duly executed and
delivered by Borrower.

                  5. EFFECT OF SECOND AMENDMENT. On and after the date hereof, each reference to the Loan Agreement in the Loan Agreement or in any other document shall mean the Loan Agreement as amended by this Second Amendment. The execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any right, power, or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement.

                  6. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender that:

                           (a)      (i) Borrower is a  corporation  duly
organized, validly existing and in good standing under the laws of California and is duly qualified and authorized to do business in the state(s) where Collateral is or will be located; (ii) Borrower has the full corporate power, authority and legal right and has obtained all necessary approvals, consents and given all notices to execute and deliver this Second Amendment, the Amendment to Secured Promissory Note No. 2 and the Amendment to Secured Promissory Note No. 3 and perform the terms thereof; (iii) there is no action, proceeding or claim pending or, insofar as Borrower knows, threatened against Borrower or any of its subsidiaries before any court or administrative agency which might have a materially adverse effect on the business, condition or operations of Borrower or such subsidiary; and (iv) this Second Amendment, the Amendment to Secured Promissory Note No. 2 and the Amendment to Secured Promissory Note No. 3 have been duly executed and delivered by Borrower and constitutes the valid, binding and enforceable obligation of Borrower.

                           (b)      No Default or Event of Default under the
Loan Agreement has occurred and is continuing.

                  7. FULL FORCE AND EFFECT. Except as amended above, the Loan Agreement remains in full force and effect.

                  8. HEADINGS. Headings in this Second Amendment are for convenience of reference only and are not part of the substance hereof.

                  9. GOVERNING LAW. This Second Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

                  10. COUNTERPARTS. This Second Amendment may be executed in any number of identical counterparts, any set of which signed by all of the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

                  [Remainder of Page Left Blank Intentionally.]

                  IN WITNESS WHEREOF, Borrower and Lender have caused this Second Amendment to be executed as of the day and year first above written.

                                       DIGIRAD CORPORATION


                                       By:      /s/ Scott Huennekens
                                           -------------------------------------

                                       Name:    Scott Huennekens
                                             -----------------------------------

                                       Title:   President and CEO
                                              ----------------------------------



                                       MMC/GATX PARTNERS NO.  I

                                       By:      GATX Capital Corporation, its
                                                General Partner

                                       By:      /s/ Patricia W. Leicher
                                           -------------------------------------

                                       Name:    Patricia W. Leicher
                                             -----------------------------------

                                       Title:   VP
                                              ----------------------------------

                                    EXHIBIT A

                   AMENDMENT TO SECURED PROMISSORY NOTE NO. 2


         This Amendment to Secured Promissory Note No. 2 (this "Amendment") amends that certain Secured Promissory Note dated May 12, 2000 (the "Original Note") made by Digirad Corporation ("Borrower") payable to the order of MMC/GATX Partnership No. I, a California general partnership ("Lender") in the original principal amount of One Million Dollars ($1,000,000). Unless otherwise defined in this Amendment, capitalized terms have the meaning given such terms in the Original Note.

         Borrower and Lender agree that commencing December 1, 2000 (in addition to the payments previously made by Borrower through and including November 1,
2000), Borrower shall make twenty-four (24) equal monthly payments of principal plus accrued interest on the outstanding principal plus accrued interest on the outstanding principal amount of the Loan in the amount of $_____________.

         Except as specifically amended by this Amendment the Original Note remains in full force and effect.


Dated:  _______________


DIGIRAD CORPORATION                    MMC/GATX PARTNERSHIP NO. I
                                       By:      GATX Capital Corporation,
                                                Its general partner

By:                                    By:
    ------------------------------         ------------------------------

Name:                                  Name:
      ----------------------------           ----------------------------

Title:                                 Title:
       ---------------------------            ---------------------------

                               DIGIRAD CORPORATION
                       AMORTIZATION SCHEDULE #2 - REVISED



Loan Amount:                                                      $885,423
Loan Interest Rate:                                                 14.40%
Original Funding Date:                                             5/16/00
Revised:                                                           11/8/00

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
   PAYMENT                                   PRINCIPAL            INTEREST           TOTAL DEBT          PRINCIPAL
   NUMBER                    DATE            REPAYMENT            PAYMENT             SERVICE             BALANCE
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
        0**               11/08/00                 0.00          $     0.00        $     0.00          $885,422.95
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         1                12/01/00            32,054.13          $10,625.08        $42,679.21          $853,368.82
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         2                01/01/01            32,438.78          $10,240.43        $42,679.21          $820,930.03
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         3                02/01/01            32,828.05          $ 9,851.16        $42,679.21          $788,101.98
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         4                03/01/01            33,221.99          $ 9,457.22        $42,679.21          $754,880.00
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         5                04/01/01            33,620.65          $ 9,058.56        $42,679.21          $721,259.35
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         6                05/01/01            34,024.10          $ 8,655.11        $42,679.21          $687,235.25
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         7                06/01/01            34,432.39          $ 8,246.82        $42,679.21          $652,802.86
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         8                07/01/01            34,845.58          $ 7,833.63        $42,679.21          $617,957.28
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         9                08/01/01            35,263.72          $ 7,415.49        $42,679.21          $582,693.56
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         10               09/01/01            35,686.89          $ 6,992.32        $42,679.21          $547,006.67
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         11               10/01/01            36,115.13          $ 6,564.08        $42,679.21          $510,891.54
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         12               11/01/01            36,548.51          $ 6,130.70        $42,679.21          $474,343.03
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         13               12/01/01            36,987.09          $ 5,692.12        $42,679.21          $437,355.94
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         14               01/01/02            37,430.94          $ 5,248.27        $42,679.21          $399,925.00
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         15               02/01/02            37,880.11          $ 4,799.10        $42,679.21          $362,044.89
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         16               03/01/02            38,334.67          $ 4,344.54        $42,679.21          $323,710.22
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         17               04/01/02            38,794.69          $ 3,884.52        $42,679.21          $284,915.53
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         18               05/01/02            39,260.22          $ 3,418.99        $42,679.21          $245,655.31
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         19               06/01/02            39,731.35          $ 2,947.86        $42,679.21          $205,923.96
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         20               07/01/02            40,208.12          $ 2,471.09        $42,679.21          $165,715.84
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         21               08/01/02            40,690.62          $ 1,988.59        $42,679.21          $125,025.22
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         22               09/01/02            41,178.91          $ 1,500.30        $42,679.21          $ 83,846.31
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         23               10/01/02            41,673.05          $ 1,006.16        $42,679.21          $ 42,173.26
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         24               11/01/02            42,173.26          $   506.08        $42,679.34          $      0.00
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------


** ASSUMES NOVEMBER 1, 2000 PAYMENT HAS BEEN MADE.

                                    EXHIBIT B

                   AMENDMENT TO SECURED PROMISSORY NOTE NO. 3


         This Amendment to Secured Promissory Note No. 3 (this "Amendment") amends that certain Secured Promissory Note dated August 21, 2000 (the "Original Note") made by Digirad Corporation ("Borrower") payable to the order of MMC/GATX Partnership No. I, a California general partnership ("Lender") in the original principal amount of One Million Dollars ($1,000,000). Unless otherwise defined in this Amendment, capitalized terms have the meaning given such terms in the Original Note.

         Borrower and Lender agree that commencing December 1, 2000 (in addition to the payments previously made by Borrower through and including November 1,
2000), Borrower shall make twenty-four (24) equal monthly payments of principal plus accrued interest on the outstanding principal plus accrued interest on the outstanding principal amount of the Loan in the amount of $ _______________.

         Except as specifically amended by this Amendment the Original Note remains in full force and effect.

Dated:  __________________


DIGIRAD CORPORATION                    MMC/GATX PARTNERSHIP NO. I
                                       By:      GATX Capital Corporation,
                                                Its general partner

By:                                    By:
    ------------------------------         ------------------------------

Name:                                  Name:
      ----------------------------           ----------------------------

Title:                                 Title:
       ---------------------------            ---------------------------

                               DIGIRAD CORPORATION
                       AMORTIZATION SCHEDULE #3 - REVISED


Loan Amount:                                                        $954,511.14
Loan Interest Rate:                                                      13.70%
Original Funding Date:                                                  8/15/00
Revised:                                                                11/8/00


--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
   PAYMENT                   NEW             PRINCIPAL            INTEREST           TOTAL DEBT          PRINCIPAL
   NUMBER                    DATE            REPAYMENT            PAYMENT             SERVICE             BALANCE
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
        0**               11/08/00                0.00         $     0.00          $     0.00          $954,511.14
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         1                12/01/00           34,796.33         $10,897.34          $45,693.67          $919,714.81
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         2                01/01/01           35,193.59         $10,500.08          $45,693.67          $884,521.21
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         3                02/01/01           35,595.39         $10,098.28          $45,693.67          $848,925.83
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         4                03/01/01           36,001.77         $ 9,691.90          $45,693.67          $812,924.06
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         5                04/01/01           36,412.79         $ 9,280.88          $45,693.67          $776,511.27
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         6                05/01/01           36,828.50         $ 8,865.17          $45,693.67          $739,682.77
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         7                06/01/01           37,248.96         $ 8,444.71          $45,693.67          $702,433.81
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         8                07/01/01           37,674.22         $ 8,019.45          $45,693.67          $664,759.60
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         9                08/01/01           38,104.33         $ 7,589.34          $45,693.67          $626,655.27
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         10               09/01/01           38,539.36         $ 7,154.31          $45,693.67          $588,115.91
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         11               10/01/01           38,979.35         $ 6,714.32          $45,693.67          $549,136.56
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         12               11/01/01           39,424.36         $ 6,269.31          $45,693.67          $509,712.20
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         13               12/01/01           39,874.46         $ 5,819.21          $45,693.67          $469,837.75
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         14               01/01/02           40,329.69         $ 5,363.98          $45,693.67          $429,508.06
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         15               02/01/02           40,790.12         $ 4,903.55          $45,693.67          $388,717.94
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         16               03/01/02           41,255.81         $ 4,437.66          $45,693.67          $347,462.13
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         17               04/01/02           41,726.81         $ 3,966.86          $45,693.67          $305,735.32
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         18               05/01/02           42,203.19         $ 3,490.48          $45,693.67          $263,532.13
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         19               06/01/02           42,685.01         $ 3,008.66          $45,693.87          $220,847.12
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         20               07/01/02           43,172.33         $ 2,521.34          $45,693.67          $177,674.79
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         21               08/01/02           43,665.22         $ 2,028.45          $45,693.67          $134,009.57
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         22               09/01/02           44,163.73         $ 1,529.94          $45,693.67          $ 89,845.84
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         23               10/01/02           44,667.93         $ 1,025.74          $45,693.67          $ 45,177.91
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
         24               11/01/02           45,177.91         $   515.78          $45,693.69          $       .00
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------



**ASSUMES NOVEMBER 1, 2000 PAYMENT HAS BEEN MADE

                                 THIRD AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT

         This THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Third Amendment"), dated as of May 2, 2001, is entered into by and between DIGIRAD CORPORATION, a Delaware corporation ("Borrower"), and MMC/GATX PARTNERSHIP NO. I, a California general partnership ("Lender").

                                    RECITALS

         A. Borrower and Lender are parties to a Loan and Security Agreement, dated as of October 27, 1999, as amended by a First Amendment to Loan and Security Agreement dated as of August 14, 2000, as further amended by a Second Amendment to Loan and Security Agreement dated as of November 27, 2000 (as amended, the "Loan Agreement") pursuant to which Lender has provided financing.

         B. Borrower has now requested that Lender consent to certain transactions. Lender is willing to do so upon the terms and conditions set forth herein.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

                  1. DEFINITIONS; INTERPRETATION. Unless otherwise defined herein, all capitalized terms used herein and defined in the Loan Agreement shall have the respective meanings given to those terms in the Loan Agreement. Other rules of construction set forth in the Loan Agreement, to the extent not inconsistent with this Third Amendment, apply to this Third Amendment and are hereby incorporated by reference.

                  2.       AMENDMENTS TO LOAN AGREEMENT.

                           (a)      Sub-clause (e) of the definition of
Permitted Indebtedness in Section 1.01 of the Loan Agreement shall be amended to read in its entirety as follows:

                  (e) Indebtedness consisting of a revolving credit facility in an aggregate principal amount not exceeding the lessor of: (1) $4,300,000, or (2) a borrowing base calculated as a percentage (not exceeding 100%) of qualified accounts receivable plus eligible inventory; and

                           (b)      The address of Lender in Section 10.05(a)
of the Loan Agreement will be changed to read as follows:

                           MMC/GATX Partnership No. I
                           C/o GATX Ventures, Inc.
                           3687 Mount Diablo Blvd., Suite 200
                           Lafayette, CA  94549
                           Attention:  Contract Administration
                           PH:  (925) 258-6000
                           Fax: (925) 258-6020

                           (c)      Notwithstanding sub-clause (e) of the
definition of Permitted Liens in Section 1.01 of the Loan Agreement and
Section 5.05 of the Loan Agreement, Lender hereby consents to Borrower's financing up to $300,000 of equipment (including $200,000 for a phone system) with a separate lender.

                  4. CONDITION TO EFFECTIVENESS. The effectiveness of this Third Amendment is conditioned upon the delivery by Borrower to Lender of the following:

                           (a)      A fee in the amount of Twenty-Five
Thousand Dollars ($25,000) which shall be retained as earned by Lender.

                           (b)      The First Amendment to Intercreditor
Agreement, in the form of Exhibit A hereto executed by Silicon Valley Bank.

                           (c)      This Third Amendment duly executed and
delivered by Borrower.

                  5. EFFECT OF THIRD AMENDMENT. On and after the date hereof, each reference to the Loan Agreement in the Loan Agreement or in any other document shall mean the Loan Agreement as amended by this Third Amendment. The execution, delivery and effectiveness of this Third Amendment shall not operate as a waiver of any right, power, or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement.

                  6. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender that:

                           (a)      (i) Borrower is a corporation duly
organized, validly existing and in good standing under the laws of California and is duly qualified and authorized to do business in the state(s) where Collateral is or will be located; (ii) Borrower has the full corporate power, authority and legal right and has obtained all necessary approvals, consents and given all notices to execute and deliver this Third Amendment and perform the terms hereof; (iii) there is no action, proceeding or claim pending or, insofar as Borrower knows, threatened against Borrower or any of its subsidiaries before any court or administrative agency which might have a materially adverse effect on the business, condition or operations of Borrower or such subsidiary; and (iv) this Third Amendment has been duly executed and delivered by Borrower and constitutes the valid, binding and enforceable obligation of Borrower.

                           (b)      No Default or Event of Default under the
Loan Agreement has occurred and is continuing.

                  7. FULL FORCE AND EFFECT. Except as amended above, the Loan Agreement remains in full force and effect.

                  8. HEADINGS. Headings in this Third Amendment are for convenience of reference only and are not part of the substance hereof.

                  9. GOVERNING LAW. This Third Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

                  10. COUNTERPARTS. This Third Amendment may be executed in any number of identical counterparts, any set of which signed by all of the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

                  [Remainder of Page Left Blank Intentionally.]

         IN WITNESS WHEREOF, Borrower and Lender have caused this Third Amendment to be executed as of the day and year first above written.

                                       DIGIRAD CORPORATION

                                       By:    /s/ Joyce Mehrbery
                                          ---------------------------

                                       Name:  Joyce Mehrbery
                                            -------------------------

                                       Title: CFO
                                             ------------------------

                                       MMC/GATX PARTNERSHIP NO. I

                                       By: GATX Capital Corporation, its
                                           General Partner

                                       By:    /s/ Patricia W. Leicher
                                          ---------------------------

                                       Name:  Patricia W. Leicher
                                            -------------------------

                                       Title: VP
                                             ------------------------

                                    EXHIBIT A

                   FIRST AMENDMENT TO INTERCREDITOR AGREEMENT


         This First Amendment to Intercreditor Agreement (this "Amendment") amends that certain Intercreditor Agreement dated as of February, 2000 the (Agreement") between MMC/GATX Partnership No. I (MMC/GATX") and Silicon Valley Bank ("Bank"). Unless otherwise defined in this Amendment, capitalized terms have the meaning given such terms in the Agreement.

         MMC/GATX and Bank agree that the term "$2,500,000" in the first sentence of Recital B and the third sentence of Section 1.3 shall be replaced with the term "$4,300,000." In addition, the address for notices to MMC/GATX in
Section 5 shall be changed to read as follows:

                           MMC/GATX Partnership No. I
                           C/o GATX Ventures, Inc.
                           3687 Mount Diablo Blvd., Suite 200
                           Lafayette, CA  94549
                           Attention:  Contract Administration
                           PH:  (925) 258-6000
                           Fax: (925) 258-6020

         Except as specifically amended by this Amendment the Agreement remains in full force and effect.

Dated:  May __, 2001

SILICON VALLEY BANK                    MMC/GATX PARTNERSHIP NO. I
                                       By:      GATX Capital Corporation,
                                                Its general partner

By:                                    By:
    ------------------------------         ------------------------------

Name:                                  Name:
      ----------------------------           ----------------------------

Title:                                 Title:
       ---------------------------            ---------------------------


                                      -1-